20

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Regional Management Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2024 Annual Meeting of Stockholders

and Proxy Statement

Regional Management Corp.
979 Batesville Road, Suite B
Greer, South Carolina 29651
(864) 448-7000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 16, 2024

To the Stockholders of Regional Management Corp.:

We hereby give notice that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Regional Management Corp. will be held exclusively online via the internet on May 16, 2024, at 1:00 p.m. Eastern Daylight Time. The purposes of the meeting are as follows:

(1) To elect the eight nominees named in the accompanying Proxy Statement to serve as members of our Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified;

(2) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(3) To approve the Regional Management Corp. 2024 Long-Term Incentive Plan;

(4) To hold an advisory vote to approve executive compensation;

(5) To hold an advisory vote on the frequency of future advisory votes to approve executive compensation; and

(6) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

We began mailing this Notice of Annual Meeting of Stockholders and our Proxy Statement to stockholders on or about April 15, 2024. Only stockholders whose names appear of record on our books at the close of business on April 2, 2024 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

We have once again determined that the Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see “General Information and Frequently Asked Questions” in this Proxy Statement. Stockholders will be able to attend, vote, and submit questions (both before, and during a designated portion of, the meeting) from any location via the internet. The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/RM2024. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting by visiting www.virtualshareholdermeeting.com/RM2024.

To participate in the Annual Meeting (e.g., submit questions and/or vote), you will need the control number provided on your proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Annual Meeting as a guest, but you will not be able to participate.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, you are urged to cast your vote promptly in order to assure representation of your shares at the meeting and so that a quorum may be established. In advance of the Annual Meeting, you may vote by internet or by mail. If you attend the virtual Annual Meeting, you may revoke your proxy and vote your shares electronically during the meeting.

To vote by internet prior to the meeting, please visit www.proxyvote.com. Have the enclosed proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.

To vote by mail, please complete, date, and sign the enclosed proxy card, and mail it in the enclosed envelope. No postage need be affixed if the proxy card is mailed in the United States.

On behalf of our Board of Directors and our management team, we thank you for your interest in Regional Management Corp. and for your participation in the Annual Meeting.

By Order of the Board of Directors

Catherine R. Atwood
SVP, General Counsel, and Secretary

Greer, South Carolina

April 15, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2024: The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available free of charge at https://materials.proxyvote.com/75902K and on our Investor Relations website at www.regionalmanagement.com.

Proxy statement

2024 Annual Meeting of Stockholders

Regional Management Corp. | Notice of Annual Meeting of Stockholders

Other Information	73
Audit Committee Report	73
Security Ownership of Certain Beneficial Owners and Management	74
Certain Relationships and Related Person Transactions	76
Proposals by Stockholders	77
Householding of Annual Meeting Materials	78
Other Business	78

Regional Management Corp. | Notice of Annual Meeting of Stockholders

REGIONAL MANAGEMENT CORP.

979 Batesville Road, Suite B

Greer, South Carolina 29651

PROXY STATEMENT

For the Annual Meeting of Stockholders to Be Held on May 16, 2024

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to Be Held on May 16, 2024:

The Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report on Form 10-K are available free of charge at https://materials.proxyvote.com/75902K and on the Investor Relations website of Regional Management Corp. at www.regionalmanagement.com.

April 15, 2024

2024 Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Date:	May 16, 2024
Time:	1:00 p.m. Eastern Daylight Time
Access:

Virtually via the internet at www.virtualshareholdermeeting.com/RM2024. Instructions as to how you may attend and participate in the virtual Annual Meeting are set forth in the Proxy Statement under “General Information and Frequently Asked Questions – How do I attend and participate in the Annual Meeting online?”

Record Date:	April 2, 2024
Voting:

Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other proposal. Stockholders may vote by proxy or electronically during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/RM2024. Instructions as to how you may cast your vote are found on the accompanying proxy card and are set forth in the Proxy Statement under “General Information and Frequently Asked Questions – How do I vote?”

Proxy Materials:	The Proxy Statement and the accompanying proxy card are first being mailed on or about April 15, 2024 to the stockholders of Regional Management Corp.

Meeting Agenda

Proposal	Board Vote Recommendation	Page Reference (for more detail)
Election of eight directors	FOR ALL	60
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	60
Approval of the Regional Management Corp. 2024 Long-Term Incentive Plan	FOR	62
Advisory vote to approve executive compensation	FOR	71
Advisory vote on the frequency of future advisory votes to approve executive compensation	1 YEAR	72

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 1

Transact other business as may properly come before the meeting

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 2

Election of Director Nominees

The following table provides summary information about each director nominee. The nominees receiving a plurality of the votes cast at the meeting will be elected as directors.

	Director			Committees
Name	Since	Experience/Qualifications	Independent	AC	HRCC	CGN	RC
Carlos Palomares, Chair of the Board	2012	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Executive Compensation, Accounting, Risk Management	✓	✓	✓
Robert W. Beck	2020	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Marketing, M&A, Accounting, Risk Management, Investor Relations
Jonathan D. Brown	2018	Financial Services Industry, Capital Allocation, M&A, Corporate Governance, Investor Relations	✓				✓
Roel C. Campos	2012	Leadership, Cybersecurity, Corporate Governance, Government Affairs, Securities Compliance, Regulatory	✓	C		✓
Maria Contreras-Sweet	2018	Financial Services Industry, Leadership, Corporate Finance, Technology/Innovation, Corporate Governance, Regulatory, Public Relations, Government Affairs	✓		✓	C
Michael R. Dunn	2014	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, M&A, Risk Management, Investor Relations					C
Steven J. Freiberg	2014	Financial Services Industry, Leadership, Credit Risk, Corporate Finance, Marketing, M&A, Executive Compensation, Technology, Risk Management, Investor Relations	✓	✓	C
Sandra K. Johnson	2020	Financial Services Industry, Leadership, Information Technology, Cybersecurity, Blockchain Technology, Technology/Innovation, Entrepreneurship	✓			✓	✓

AC = Audit Committee	HRCC = Human Resources and Compensation Committee	CGN = Corporate Governance and Nominating Committee	RC = Risk Committee	C = Committee Chair

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 3

Ratification of Independent Registered Public Accounting Firm

As a matter of good corporate governance, we are asking our stockholders to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Approval of the Regional Management Corp. 2024 Long-Term Incentive Plan

We are proposing that our stockholders approve the Regional Management Corp. 2024 Long-Term Incentive Plan (the “2024 Plan”) in order to: (i) comply with the New York Stock Exchange (the “NYSE”) rules requiring stockholder approval of equity compensation plans and (ii) allow the grant of incentive stock options to employee participants in the 2024 Plan. See “Proposal No. 3: Approval of Regional Management Corp. 2024 Long-Term Incentive Plan,” below.

We believe that our long-term incentive compensation program allows us to compete with comparable companies in our industry in order to attract and retain talented individuals who contribute to our long-term success. We also believe that the 2024 Plan effectively provides substantial incentive to achieve our business objectives and build stockholder value, thereby aligning the interests of plan participants with the interests of our stockholders. Approval of the 2024 Plan should provide us with the continued flexibility needed to use equity compensation and other incentive awards to attract, retain, and motivate talented employees, directors, and/or consultants who are important to our long-term growth and success.

The 2024 Plan incorporates a number of “best practices,” including the following:

✓ Limitation on Shares Issued	✓ No Discounted Stock Options or Stock Appreciation Rights
✓ No “Evergreen” Provision	✓ Limit on Option and Stock Appreciation Rights Terms
✓ Long-Term Vesting Practices	✓ No Stock Option or SAR Re-Pricings Without Stockholder Approval
✓ No Dividends or Dividend Equivalents on Unvested Awards	✓ Prudent Change of Control Provisions
✓ Reasonable Plan Duration	✓ Efficient Use of Equity
✓ Administered by an Independent Committee

Advisory Vote to Approve Executive Compensation

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing our stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of our named executive officers (commonly known as a “Say-on-Pay Vote”).

Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity at the Annual Meeting to vote on a non-binding advisory resolution on whether to have a “Say-on-Pay Vote” every one year, two years, or three years (commonly known as “Say-on-Pay Frequency Vote”).

2023 Compensation-Related Highlights

✓
Continued alignment of executive pay with company performance:
o
2023 incentives were largely performance-contingent, with long-term incentive awards roughly one-half performance-contingent and short-term incentive awards entirely performance-contingent
o
Performance goals were rigorous and were based primarily on objective, quantitative criteria
✓
Maintained competitive compensation and incentive program target opportunities for our executives in order to continue to align their overall compensation with the market for executive talent
✓
Set our short-term incentive plan to provide upside opportunity if performance goals are exceeded, while paying low or no bonus amounts if goals are not achieved
✓
Granted long-term incentives, which include a significant portion that is contingent upon the achievement of rigorous and clearly-defined performance measures, to named executive officers and other key contributors, effectively aligning such individuals’ interests with the long-term interests of our stockholders

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 4

Compensation Program “Best Practices” Summary

✓
Compensation program designed to closely align pay with performance
✓
Significant share ownership guidelines for executives
(5x base salary for CEO, 2x for other executive officers)
✓
Significant share ownership guidelines for directors
(5x annual cash retainer)
✓
Significant portion of compensation is variable and/or performance-based
✓
No excessive perquisites

✓
No excise tax gross-ups
✓
Formalized clawback policies
✓
Double-trigger change-in-control provisions
✓
Prohibition against hedging and pledging
✓
No re-pricing of equity incentive awards without stockholder approval
✓
Independent Compensation Committee
✓
Independent compensation consultant

Fiscal 2023 Compensation Summary

The following table sets forth the cash and other compensation that we paid to our named executive officers or that was otherwise earned by our named executive officers during 2023. See the Summary Compensation Table of the Proxy Statement for additional information.

Name and Principal Position	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Robert W. Beck,	660,000	2,999,987	1,451,000	180,830	5,291,817
President and Chief Executive Officer
Harpreet Rana,	420,000	889,964	544,250	35,367	1,889,581
Executive Vice President and
Chief Financial Officer
John D. Schachtel,	441,000	824,962	557,400	89,980	1,913,342
Former Executive Vice President
and Chief Operating Officer
Brian J. Fisher,	412,000	674,968	520,800	70,744	1,678,512
Executive Vice President and Chief
Strategy and Development Officer
Manish Parmar,	363,000	544,967	458,700	74,384	1,441,051
Executive Vice President and
Chief Credit Risk Officer

__________

Note: The amounts shown in the Non-Equity Incentive Plan Compensation column represent performance-based annual cash awards earned in 2023 and cash-settled performance units that were granted in 2021 and earned over a performance period of January 1, 2021 through December 31, 2023.

2025 Annual Meeting of Stockholders

•
Stockholder proposals submitted pursuant to SEC Rule 14a-8 must be received by us no later than December 16, 2024.
•
Notice of stockholder proposals outside of SEC Rule 14a-8 must be delivered to us not earlier than January 16, 2025 and not later than February 15, 2025.
•
Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the procedures in our Amended and Restated Bylaws (the “Bylaws”) and provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act no later than March 17, 2025.

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 5

GENERAL Information and

Frequently Asked Questions

This proxy statement (the “Proxy Statement”) and the accompanying proxy card are first being sent on or about April 15, 2024, to the stockholders of Regional Management Corp., a Delaware corporation (“Regional,” the “Company,” “we,” “us,” and “our”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 16, 2024, at 1:00 p.m. Eastern Daylight Time and any postponement or adjournment thereof. Our Annual Report on Form 10-K, containing financial statements for the fiscal year ended December 31, 2023, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Why did I receive a proxy card and Proxy Statement?

As a stockholder of record on April 2, 2024, you are entitled to vote at the Annual Meeting. The accompanying proxy card is for use at the Annual Meeting if a stockholder either will be unable to attend virtually on May 16, 2024 or will attend virtually but wishes to vote by proxy in advance of the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, you are encouraged to vote by proxy in advance. Instructions as to how you may cast your vote by proxy are found on the proxy card. If you attend the virtual Annual Meeting, you may revoke your proxy and vote your shares electronically during the virtual Annual Meeting.

The proxy card is solicited by mail by and on behalf of the Board, and the cost of soliciting proxies will be borne by us. In addition to solicitations by mail, proxies may be solicited in person, by telephone, or via the internet by our directors and officers who will not receive additional compensation for such services. We will request banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse these parties for their reasonable expenses in forwarding proxy materials to our beneficial owners.

How do I attend and participate in the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/RM2024. To enter the Annual Meeting, you will need to log in with the control number provided on your proxy card or voting instruction form. Once you are logged in to the Annual Meeting, instructions on how to participate, including how to submit questions and vote during the meeting, will be provided at www.virtualshareholdermeeting.com/RM2024. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to participate. We are committed to ensuring that our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. If you have questions about accessing the website for the virtual Annual Meeting, please contact the Company’s Corporate Secretary by sending an email to investor.relations@regionalmanagement.com or calling (864) 448-7000 by May 13, 2024. If you encounter any technical difficulties with the log-in process or during the Annual Meeting, please call the technical support number that will be posted on the virtual Annual Meeting website.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the most updated version of applicable software and plugins. Stockholders (or their authorized representatives) should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Stockholders (or their authorized representatives) should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is:

(i) to elect the eight nominees named in the Proxy Statement to serve as members of the Board until the next annual meeting of stockholders or until their successors are elected and qualified;

(ii) to ratify the appointment Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

(iii) to approve the Regional Management Corp. 2024 Long-Term Incentive Plan;

(iv) to hold an advisory vote to approve executive compensation;

(v) to hold an advisory vote on the frequency of future advisory votes to approve executive compensation; and

(vi) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 6

Who is entitled to vote?

Only stockholders of record at the close of business on April 2, 2024 (the “Record Date”), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, 9,868,227 shares of our common stock, $0.10 par value per share, were outstanding. The holders of common stock are entitled to one vote per share for each director nominee and to one vote per share on any other proposal presented at the Annual Meeting.

Brokers that are members of certain securities exchanges and that hold shares of our common stock in “street name” on behalf of beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the NYSE rules and regulations governing such brokers, the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote in their discretion on this proposal on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. The proposals to elect directors, to approve the Regional Management Corp. 2024 Long-Term Incentive Plan, to approve executive compensation, and to determine the frequency of future advisory votes to approve executive compensation are considered “non-discretionary,” and therefore, brokers cannot vote your shares on these proposals when they do not receive voting instructions from you.

What constitutes a quorum?

The representation, virtually or by proxy, of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions, and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting but do not represent votes cast. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of determining whether there is a quorum at the meeting.

Can I ask questions at the virtual Annual Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/RM2024 will have an opportunity to submit questions about topics of importance to the Company’s business and affairs live via the internet during a designated portion of the meeting. Instructions for submitting questions during the virtual Annual Meeting will be available at www.virtualshareholdermeeting.com/RM2024. Stockholders may also submit a question in advance of the Annual Meeting at www.proxyvote.com. In both cases, stockholders must have available their control number provided on their proxy card or voting instruction form. All questions from stockholders that are pertinent to Annual Meeting matters will be answered during the meeting, subject to time limitations.

How do I vote?

Stockholders may vote by proxy or by attending the virtual Annual Meeting online and voting electronically during the Annual Meeting. Instructions as to how you may cast your vote by proxy are set forth below and are found on the accompanying proxy card.

Vote by Internet:

Before the Meeting – Go to www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 15, 2024. Have your proxy card in hand when you access the website, and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/RM2024

You may attend the meeting via the internet and vote electronically during the meeting. Have your proxy card in hand when you access the website, and follow the instructions.

Vote by Mail: Mark, sign, and date your proxy card and promptly return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 7

Will other matters be voted on at the Annual Meeting?

Aside from the five proposals described above, the Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons named as proxy holders and attorneys-in-fact in the proxies.

May I revoke my proxy instructions?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (i) filing with our Corporate Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly completing a later-dated proxy card relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Annual Meeting; or (iii) attending the virtual Annual Meeting and voting electronically (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina 29651, Attention: Corporate Secretary, before the taking of the vote at the Annual Meeting.

How many votes are required to approve each proposal?

With respect to the proposal to elect directors (Proposal No. 1), the eight nominees receiving the highest number of affirmative votes of the shares present, virtually or represented by proxy, and entitled to vote at the Annual Meeting shall be elected as directors. Votes withheld, abstentions, and “broker non-votes” will have no effect on the election of directors (Proposal No. 1). Regarding the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2) and approve the Regional Management Corp. 2024 Long-Term Incentive Plan (Proposal No. 3), an affirmative vote of a majority of the shares present, virtually or represented by proxy, and voting on such matter is required for approval. Likewise, the compensation of executive officers (Proposal No. 4) will be approved, on an advisory basis, if a majority of the shares present, virtually or represented by proxy, and voting on such matter is cast in favor of the proposal. Finally, the frequency of the advisory vote on future advisory votes to approve executive compensation (Proposal No. 5) receiving the greatest number of votes cast — one year, two years, or three years — will be deemed by us as the frequency that has been recommended by stockholders. “Broker non-votes,” votes withheld, and abstentions are not considered voted for the particular matter. For proposals subject to majority voting that are considered “non-discretionary” (Proposal No. 3, Proposal No. 4, and Proposal No. 5), “broker non-votes” have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated. For proposals subject to majority voting that are considered “discretionary” (Proposal No. 2), there will be no “broker non-votes” and brokers may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions. Virtual attendance at our Annual Meeting constitutes presence for purposes of the vote required under our Bylaws.

Because your votes on Proposal No. 4 and Proposal No. 5 are advisory, they will not be binding on us, our Board, or our Human Resources and Compensation Committee (the “Compensation Committee”). However, the Board and the Compensation Committee will consider the outcome of these votes when making future compensation decisions for our executive officers.

The persons named as proxy holders and attorneys-in-fact in the proxy card, Robert W. Beck and Catherine R. Atwood, were selected by the Board and are officers of the Company. All properly executed proxy cards returned in time to be counted at the Annual Meeting will be voted by such persons at the Annual Meeting. Where a choice has been specified on the proxy card with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such shares will be voted “FOR” the election of all director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm, "FOR" approval of the Regional Management Corp. 2024 Long-Term Incentive Plan, “FOR” the advisory approval of executive compensation, and "ONE YEAR" on the advisory vote on the frequency of future advisory votes on the approval of executive compensation.

How can I correspond directly with Regional Management Corp.?

The address of our principal executive office is 979 Batesville Road, Suite B, Greer, South Carolina 29651, and our telephone number is (864) 448-7000. In addition, any person interested in communicating directly with the Chair of our Board or with any other Board member may address such communication to our Corporate Secretary, 979 Batesville Road, Suite B, Greer, South Carolina 29651, who will forward such communication to the appropriate party.

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 8

Board of Directors and

Corporate Governance Matters

The Board is responsible for directing and overseeing the management of our business and affairs in a manner consistent with the best interests of the Company and its stockholders. The Board has implemented written Corporate Governance Guidelines designed to assist the Board in fulfilling its duties and responsibilities. The Corporate Governance Guidelines address a number of matters applicable to directors, including Board composition, structure, and policies; director qualification standards; Board meetings; committees of the Board; roles and expectations of the Board and its directors; director compensation; management succession planning; and other matters. These Corporate Governance Guidelines are available on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Corporate Governance Guidelines by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651.

Director Qualifications

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) is responsible for reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board. The Nominating Committee considers minimum individual qualifications, including relevant career experience, strength of character, mature judgment, familiarity with our business and industry, independence of thought, and an ability to work collegially with the other members of the Board, and all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations (such as antitrust issues), corporate governance background, financial and accounting background, executive compensation background, and the size, composition, and combined expertise of the existing Board. The Board and the Nominating Committee monitor the mix of specific experience, qualifications, and skills of the Company’s directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of our business and structure. Stockholders may also nominate directors for election at our annual stockholders’ meeting by following the provisions set forth in our Bylaws, and in such a case, the Nominating Committee will consider the qualifications of directors proposed by stockholders.

When determining whether director nominees have the experience, qualifications, attributes, and professional and functional skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Committee has focused primarily on the valuable contributions of incumbent directors to our success in recent years and on the skills, experience, and individual attributes that each director nominee brings to the Board, including those discussed in the biographical descriptions and matrix set forth below. It is expected that, without specific approval from the Board, no director will serve on more than five public company boards (including the Board), and no member of the Audit Committee will serve on more than three public company audit committees (including the Audit Committee of the Board).

Board Diversity

The Board recognizes and embraces the value of a diverse board of directors in improving the quality of its performance and our success. Diversity promotes the exchange of different perspectives and ideas, mitigates against groupthink, and ensures that the Board has the opportunity to benefit from all available talent. The Board is committed to inclusion – ensuring that all directors feel welcomed, valued, and able to contribute their opinions. The Board also recognizes the need for its directors to understand and to be able to respond effectively to the financial needs of its diverse customer base. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance.

The Board maintains, and periodically reviews, a Board Diversity Policy (the “Diversity Policy”), a copy of which is available on our Investor Relations website at www.regionalmanagement.com. The Diversity Policy establishes the Board’s approach to achieving and maintaining diversity on the Board. The Board and the Nominating Committee are committed to actively seeking out highly qualified, diverse candidates to include in the pool from which Board nominees are chosen. The Board seeks to comprise itself of talented and dedicated directors with a diverse mix of expertise in areas needed to foster our business success, as well as a diversity of personal characteristics that include, but are not limited to, gender, race, ethnicity, national origin, sexual orientation, age, and geography. The Board and the Nominating Committee implement the Diversity Policy by maintaining a director candidate list comprised of individuals qualified to fill openings on the Board, which includes candidates with useful expertise who possess diverse personal backgrounds. When conducting searches for new directors, the Nominating Committee will include qualified female and/or ethnically diverse individuals from the list in the pool of candidates. Ultimately, the selection of new directors will be based on the

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Board’s judgment of the overall contributions that a candidate will bring to the Board, giving due weight to diverse personal characteristics that contribute to the Board achieving the objectives of the Diversity Policy.

The Nominating Committee is charged with reviewing all steps taken pursuant to the Diversity Policy on an annual basis, assessing the Board’s progress in achieving and maintaining diversity, and presenting its findings and assessment to the full Board for input. 50% of the Board is racially or ethnically diverse and 25% of the Board is female. In 2019, the Board was awarded the Latino Corporate Directors Association 2019 Corporate Visionary Award in recognition of Regional’s commitment to an inclusive and diverse Board. The Board was also nominated in 2019 for NACD NXT™ recognition by the National Association of Corporate Directors (“NACD”), which applauds exemplary board leadership practices that promote greater diversity and inclusion. In 2020, the Board appointed Sandra K. Johnson, Ph.D. as our second female director and first African American director. In 2021, director Maria Contreras-Sweet was named as one of the most influential leaders in the boardroom by the NACD.

The Nominating Committee and the Board are proud of the diverse characteristics of the Company’s directors and will continue to promote diversity and inclusion initiatives at the Board level and throughout the Company.

Current Directors and Director Nominees

The Board has the discretion to determine the size of the Board, the members of which are elected at each year’s annual meeting of stockholders. Our Board currently consists of eight directors: Carlos Palomares, Robert W. Beck, Jonathan D. Brown, Roel C. Campos, Maria Contreras-Sweet, Michael R. Dunn, Steven J. Freiberg, and Sandra K. Johnson, with Mr. Palomares serving as Chair of the Board. Each of these individuals has been nominated and will stand as a director candidate for election at the Annual Meeting.

Biographical information of each of our directors is provided below. In addition, following the biographical information of our directors, we have provided a matrix summarizing the background, skills, experience, qualifications, and other attributes of our directors that led the Nominating Committee and the Board to conclude that such individuals would provide valuable contributions to our business and should therefore serve our company as its directors.

Carlos Palomares Age: 79 Director Since: 2012 Chair of the Board Member of the Audit Committee and Human Resources and Compensation Committee

Mr. Palomares has been a director of Regional since March 2012 and currently serves as Chair of the Board. Since 2007, Mr. Palomares has been President and Chief Executive Officer of SMC Resources, a consulting practice that advises senior executives on business and marketing strategy. From 2001 to 2007, Mr. Palomares was Senior Vice President at Capital One Financial Corp., and he was Chief Operating Officer of Capital One Federal Savings Bank banking unit from 2004 to 2007. Prior to joining Capital One, Mr. Palomares held a number of senior positions with Citigroup Inc. and its affiliates, including Chief Operating Officer of Citibank Latin America Consumer Bank from 1998 to 2001, Chief Financial Officer of Citibank North America Consumer Bank from 1997 to 1998, President and CEO of Citibank FSB Florida from 1992 to 1997, and Chairman and CEO of Citibank Italia from 1990 to 1992. Mr. Palomares serves on the boards of directors of Pan-American Life Insurance Group, Inc., a leading provider of life, accident, and health insurance throughout the Americas, and Banesco USA, a privately held financial institution. Mr. Palomares earned a B.S. degree in Quantitative Analysis from New York University.

robert W. Beck Age: 60 President and Chief Executive Officer Director Since: 2020

Mr. Beck has served as President and Chief Executive Officer and as a director of Regional since March 2020. From July 2019 until March 2020, Mr. Beck served as Executive Vice President and Chief Financial Officer of Regional. Prior to joining Regional as Chief Financial Officer in July 2019, he was Executive Vice President and Chief Operating Officer of the Leukemia and Lymphoma Society. Before that, he spent 29 years at Citibank, serving in various roles. Most recently, Mr. Beck was the Chief Operating Officer of Citibank’s US Retail Bank, after previously serving as Chief Financial Officer of Citibank’s US Consumer and Commercial Bank. Prior to that, Mr. Beck served in a number of different roles at Citibank, including head of Citigroup Corporate Finance, head of Citigroup Reengineering, and co-head of Citigroup Corporate M&A. Mr. Beck serves as a member of the National Council for Washington University in St. Louis Olin Business School. Mr. Beck received his B.S. in Business Administration and Management from Washington University in St. Louis and his M.B.A. in Finance and International Business from New York University’s Stern School of Business.

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JONATHAN D. BROWN Age: 39 Director Since: 2018 Member of the Risk Committee

Mr. Brown has served as a director of Regional since January 2018. He is a partner with Basswood Capital Management L.L.C. (“Basswood”), an alternative asset manager. Mr. Brown joined Basswood in 2009. In his current role, Mr. Brown is responsible for the research and investment analysis of companies across a broad range of sectors, with a specialized focus on financial services. Prior to Basswood, Mr. Brown worked at Sandelman Partners and Goldman Sachs. Mr. Brown graduated from Emory University’s Goizueta School of Business in 2006 with a B.B.A., holding dual concentrations in Finance and Strategy & Management Consulting, as well as a minor in History.

Mr. Brown is the representative of Basswood, our largest stockholder. For a description of our cooperation agreement with Basswood, pursuant to which Mr. Brown is nominated, see “Other Information – Certain Relationships and Related Person Transactions – Cooperation Agreement,” below.

Roel C. Campos Age: 75 Director Since: 2012 Chair of the Audit Committee Member of the Corporate Governance and Nominating Committee

Mr. Campos has served as a director of Regional since March 2012. He currently serves as Senior Counsel (retired status) with the law firm of Hughes Hubbard & Reed LLP, where he served as an equity partner since February 2016. Mr. Campos formerly practiced in the areas of securities regulation, corporate governance, and securities enforcement. Prior to joining that firm, Mr. Campos was a partner with Locke Lord LLP (2011 to 2016) and Cooley LLP (2007 to 2011). Prior to that, he received a presidential appointment and served as a Commissioner of the Securities and Exchange Commission (the “SEC”) from 2002 to 2007. Prior to serving with the SEC, Mr. Campos was a founding partner of a Houston-based radio broadcaster. Earlier in his career, he practiced corporate law and later served as a federal prosecutor in Los Angeles, California. Mr. Campos currently serves as an independent director for the board of KPMG US LLP, a professional firm providing audit, tax, and advisory services, as well as various non-profit boards. Mr. Campos also previously served from 2013 to 2017 on the board of directors of WellCare Health Plans, Inc., a public company that provided managed health care services, which was acquired and merged into Centene Corp., a multi-national health care enterprise in 2020. He also previously served as a director of a private registered broker-dealer, Liquidnet Holdings, Inc., which in 2021 was acquired and merged into the TP ICAP group, a London-based broker dealer. Mr. Campos previously served from 2016 to 2020 on the Board of Visitors to the United States Air Force Academy. From 2009 to 2013, Mr. Campos served on the Presidential Intelligence Advisory Board, comprised of selected private citizens who serve as outside advisers to the President on national intelligence issues. Mr. Campos earned his B.S. degree from the United States Air Force Academy, received an M.B.A. degree from the University of California, Los Angeles, and earned his J.D. degree from Harvard Law School.

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MARIA CONTRERAS-SWEET Age: 68 Director Since: 2018 Chair of the Corporate Governance and Nominating Committee Member of the Human Resources and Compensation Committee

Ms. Contreras-Sweet has served as a director of Regional since January 2018. She is the managing partner of Rockway Equity Partners, LLC and Contreras Sweet Companies, LLC. Prior to founding her current businesses, she served as a member of President Obama’s cabinet as the 24th Administrator of the U.S. Small Business Administration from 2014 to 2017, where she was responsible for a $132 billion loan portfolio. She was a founder of ProAmerica Bank, where she served as Executive Chairwoman from 2006 to 2014, and Co-Founder and Managing Partner of Fortius Holdings, LLC, from 2003 to 2006. Prior to that, Ms. Contreras-Sweet served as the California Cabinet Secretary of the Business, Transportation and Housing Agency from 1999 to 2003, where she oversaw 14 departments including the Department of Financial Institutions and Department of Corporations. Earlier in her career, she was a senior executive with Westinghouse Electric Company’s 7-Up/RC Bottling Company. Ms. Contreras-Sweet is a director of TriNet Group, Inc., a publicly traded professional employer organization, where she serves on the nominating and corporate governance committee and chairs the risk committee, as well as Zions Bancorporation, N.A., a publicly traded bank, where she serves on the audit committee. She previously served as a director of Sempra Group, a publicly-traded leading North American energy infrastructure company (and now known as Sempra), from March 2017 to May 2023. Ms. Contreras-Sweet is the Chairman of the Los Angeles World Affairs Council Town Hall, a board member of the Pan American Development Foundation, a Distinguished Fellow of the LARTA Institute, and a board member of the Bipartisan Policy Center. She has been bestowed with numerous honorary doctorates including from Tufts University, Whittier College, and California State University, Los Angeles.

Michael R. Dunn Age: 72 Director Since: 2014 Chair of the Risk Committee

Mr. Dunn has served as a director of Regional since July 2014. He previously served as Chief Executive Officer of Regional from October 2014 through July 2016 and as Executive Chairman of the Board from August 2016 through December 2016. Prior to joining Regional, Mr. Dunn was a partner at the private equity firm of Brysam Global Partners, a specialized firm focusing on investment in international banking and consumer lending companies, from 2007 through 2013. Mr. Dunn served as a board or alternate board member for all of Brysam’s portfolio companies. Prior to that, Mr. Dunn was with Citigroup for over 30 years, where he was the Chief Financial Officer of the Global Consumer Group from 1996 through 2007, adding the title of Chief Operating Officer of the Group in 2005. He was also a member of the Citigroup Management and Operating Committees. Mr. Dunn previously served on the boards of Banamex, a wholly owned Mexican bank subsidiary of Citigroup, and on the U.S.- based Student Loan Corporation, of which Citigroup owned a majority interest. He holds a B.S. degree from New York University and attended the University of Michigan Executive Program. He is a Certified Public Accountant in New York State.

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Steven J. Freiberg Age: 67 Director Since: 2014 Chair of the Human Resources and Compensation Committee Member of the Audit Committee

Mr. Freiberg has served as a director of Regional since July 2014. He is the founder of Grand Vista Partners (a private investment office), a Senior Advisor to Towerbook Capital Partners (an investment management firm), a Senior Advisor to The Boston Consulting Group (a global consulting firm), and a Senior Advisor to the Portage Structured Equity Fund. Previously, Mr. Freiberg served as Interim Chief Financial Officer of Social Finance, Inc. from 2017 until 2018 and as a director and the Chief Executive Officer of E*TRADE Financial Corporation from 2010 until 2012. Prior to joining E*TRADE, Mr. Freiberg spent 30 years at Citigroup and its predecessor companies and affiliates. Among his notable roles at Citigroup, Mr. Freiberg served as Co-Chairman/Chief Executive Officer of Citigroup’s Global Consumer Group, Chairman and Chief Executive Officer of Citi Cards—Citigroup’s leading global credit card business— and Chairman and Chief Executive Officer of Citigroup’s North American Investment Products Division. Additionally, he was a member of Citigroup’s Executive, Management, and Operating Committees, and he served on the board of directors of several of Citigroup’s affiliates, including Citibank N.A., Citicorp Credit Services Inc., Citicorp Investment Services, Citicorp Insurance Group, Citibank Trust N.A., Citibank FSB, and the Citigroup Foundation. Mr. Freiberg currently serves as Vice Chair of the board of directors of SoFi Technologies, Inc., a publicly traded personal finance company where he chairs the audit committee and the compensation committee and serves on the risk committee. Mr. Freiberg also serves on the governing body of Purchasing Power, LLC (a private specialty e-retailer offering consumer products, vacations, and online education services through payment plans). He is also chairman of the board of directors of Rewards Network, one of the largest merchant-funded, card-linked reward networks in the United States. Mr. Freiberg served on the board of directors of MasterCard Incorporated, a publicly traded multinational financial services corporation, from 2006 to 2022, Compass Digital Acquisition Corp. from 2021 to 2023, and Portage Fintech Acquisition Corp from 2021 to 2023.

Sandra k. johnson, Ph.D. Age: 63 Director Since: 2020 Member of the Corporate Governance and Nominating Committee and Risk Committee

Dr. Johnson has served as a director of Regional since April 2020. Since 2014, she has served as the Chief Executive Officer of SKJ Visioneering, LLC, a technology consulting company. She previously served as the Chief Executive Officer, and Chief Technology Officer of Global Mobile Finance, Inc., a fintech startup company, from 2018 to 2023. From November 2012 to February 2014, Dr. Johnson served as the Chief Technology Officer for IBM Central, East and West Africa. Prior to 2014, she spent 11 years as a Senior Technical Staff Member of the IBM Systems and Technology Group, serving in various roles, including Business Development Executive for IBM Middle East and Africa, Chief Technology Officer for IBM’s Global Small and Medium Business, and the Linux Performance Architect. Dr. Johnson has conducted extensive research and published her findings in numerous computer-related and information technology areas, she has authored and co-authored over 80 publications, and she was part of the design team that developed the prototype for the IBM Scalable Parallel Processor (SP2), the base machine for “Deep Blue,” IBM’s world-famous chess machine. Dr. Johnson was a member of the IBM Academy of Technology, a group consisting of the top 1% of IBM’s over 250,000 technical professionals. She has also received numerous technical and professional awards and is an IBM Master Inventor with over 40 patents issued and pending. Dr. Johnson earned her B.S., M.S., and Ph.D. degrees in electrical engineering from Southern University, Stanford University, and Rice University, respectively. She is the first African American woman to earn a Ph.D. in computer engineering. Dr. Johnson is a member of the Institute of Electrical and Electronics Engineers (“IEEE”) and the Association for Computing Machinery (“ACM”). She is also an IEEE Fellow and an ACM Distinguished Engineer.

There are no family relationships among any of our directors or executive officers.

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Matrix of Director Skills, Experience, and Demographic Background

The following table provides our stockholders and other interested parties with an overview of our directors’ skills, experience, and demographic background. These qualities are of particular value to our business and led the Nominating Committee and the Board to conclude that such individuals would provide valuable contributions to our company and should therefore serve our company as its directors.

	Robert W. Beck	Jonathan D. Brown	Roel C. Campos	Maria Contreras-Sweet	Michael R. Dunn	Steven J. Freiberg	Sandra K. Johnson	Carlos Palomares
Skills and Experience
Financial Services Industry	✓	✓		✓	✓	✓	✓	✓
Other Public Co. Board of Directors			✓	✓		✓
Executive Management	✓		✓	✓	✓	✓	✓	✓
Entrepreneurship/Business Operations	✓		✓	✓	✓	✓	✓	✓
Credit Risk Management	✓				✓	✓		✓
Corporate Finance or Capital Allocation	✓	✓		✓	✓	✓		✓
Marketing and/or Public Relations	✓		✓	✓		✓	✓
Marketing to Hispanic Population			✓	✓				✓
Mergers and Acquisitions	✓	✓	✓		✓	✓
Human Resources/Executive Comp	✓					✓		✓
Cybersecurity or Technology/Innovation	✓		✓	✓		✓	✓
Information Technology or Blockchain							✓
Corporate Governance		✓	✓	✓
Government Affairs			✓	✓
Regulatory and/or SEC Compliance			✓	✓
Audit Committee Financial Expert						✓		✓
SOX and Internal Audit	✓		✓		✓	✓		✓
Risk Management	✓			✓	✓	✓		✓
Business Ethics	✓		✓	✓	✓	✓	✓	✓
Investor Relations	✓	✓			✓	✓
Demographic Background
Board Tenure and Independence
Year First Appointed or Elected	2020	2018	2012	2018	2014	2014	2020	2012
Board Independent		✓	✓	✓		✓	✓	✓
Gender
Male	✓	✓	✓		✓	✓		✓
Female				✓			✓
Age
Years Old	60	39	75	68	72	67	63	79
Race/Ethnicity
White/Caucasian	✓	✓			✓	✓
Hispanic/Latino			✓	✓				✓
African American							✓

Board Independence

The Board determined that each of Ms. Contreras-Sweet, Dr. Johnson, and Messrs. Brown, Campos, Freiberg, and Palomares were independent during 2023 in accordance with the criteria established by the NYSE for independent board members. The Board performed a review to determine the independence of its members and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company. In making these determinations, the Board reviewed the information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and its management. We define an “independent” director in accordance with Section 303A.02 of the NYSE Rules. The categorical standards that the Board has established to assist it in making independence determinations can be found in our Corporate Governance Guidelines on our Investor Relations website at www.regionalmanagement.com.

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Leadership Structure

As described in the Corporate Governance Guidelines, the Board may select its Chair and our Chief Executive Officer in any way that it considers to be in our best interests. Therefore, the Board does not have a policy on whether the roles of Chair and Chief Executive Officer should be separate or combined and, if they are to be separate, whether the Chair should be selected from the independent directors.

Mr. Palomares was appointed to serve as Chair of our Board in July 2019. At this time, the Board believes that the separation of the roles of Chair and Chief Executive Officer promotes communication between the Board, the Chief Executive Officer, and other senior management, and enhances the Board’s oversight of management. We believe that our leadership structure provides increased accountability of our Chief Executive Officer to the Board and encourages balanced decision-making. We also separate the roles in recognition of the differences in the roles. While the Chief Executive Officer is responsible for day-to-day leadership of the Company and the setting of strategic direction, the Chair provides guidance to the Chief Executive Officer and coordinates and manages the operations of the Board and its committees.

At this time, the Board believes that its current leadership structure, with an independent Chair, is appropriate for the Company and provides many advantages to the effective operation of the Board. The Board will periodically evaluate and reassess the effectiveness of this leadership structure.

Meetings

The Board held 13 meetings during the fiscal year ended December 31, 2023. During 2023, all of our directors attended at least 75% of the aggregate number of meetings of the Board and committees on which he or she served. In addition to formal Board meetings, our Board communicates from time to time via telephone, electronic mail, and informal meetings, and our Board and its committees may act by written consent in lieu of a formal meeting. Our non-employee directors met in executive session following each of our regular, quarterly Board meetings in 2023, and the independent members of our Board also periodically met in executive session in 2023. Mr. Palomares presides over each executive session of our non-employee directors and independent directors.

Other than an expectation set forth in our Corporate Governance Guidelines that each director will make every effort to attend the annual meeting of stockholders, we do not have a formal policy regarding the directors’ attendance at annual meetings. All of our directors attended our last annual meeting of stockholders held on May 18, 2023.

Committees of the Board

Our Board has four standing committees: the Audit Committee, the Human Resources and Compensation Committee, the Corporate Governance and Nominating Committee, and the Risk Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.

Directors	Audit	Human Resources and Compensation	Corporate Governance and Nominating	Risk
Jonathan D. Brown				✓
Roel C. Campos	Chair		✓
Maria Contreras-Sweet		✓	Chair
Michael R. Dunn				Chair
Steven J. Freiberg	✓	Chair
Sandra K. Johnson			✓	✓
Carlos Palomares	✓	✓
Number of Meetings Held in 2023:	5	6	4	4

Audit Committee

The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Messrs. Campos (Chair), Freiberg, and Palomares. Philip V. Bancroft served on the Committee as its Chair until his death in November 2023. Mr. Campos was appointed as the Audit Committee Chair in November 2023, assuming the position left vacant upon Mr. Bancroft's passing. In accordance with SEC rules and NYSE rules, each of

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the members of our Audit Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of audit committee membership independence. In addition, the Board has examined the SEC’s definition of “audit committee financial expert” and has determined that Messrs. Freiberg and Palomares satisfy this definition.

Pursuant to the Audit Committee’s written charter, our Audit Committee is responsible for, among other things:

•
appointing and overseeing our independent registered public accounting firm and pre-approving the audit and non-audit services to be performed by our independent auditors;
•
discussing the scope and results of the audit with the independent registered public accounting firm;
•
assisting the Board in evaluating the qualifications, performance, and independence of our independent auditors;
•
assisting the Board in monitoring the quality and integrity of our financial statements and our accounting and financial reporting processes;
•
assisting the Board in monitoring our compliance with legal and regulatory requirements;
•
assisting the Board in reviewing the adequacy and effectiveness of our internal control over financial reporting processes;
•
assisting the Board in monitoring the performance of our internal audit function;
•
reviewing with management and our independent auditors our annual and quarterly financial statements;
•
establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and
•
preparing the audit committee report that the SEC requires in our annual proxy statement.

Human Resources and Compensation Committee

Our Human Resources and Compensation Committee (the “Compensation Committee”) consists of Mr. Freiberg (Chair), Ms. Contreras-Sweet, and Mr. Palomares. In accordance with NYSE rules, each of the members of our Compensation Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of compensation committee membership independence. Pursuant to the Compensation Committee’s written charter, our Compensation Committee is responsible for, among other things:

•
reviewing and approving, or making recommendations to the Board with respect to, corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by the Board), determining and approving our Chief Executive Officer’s compensation level based on such evaluation;
•
reviewing and approving the compensation of our executive officers, including annual base salaries, annual bonuses, equity compensation, employment agreements, and severance and termination arrangements;
•
reviewing and recommending to the Board the compensation of our non-employee directors;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis;”
•
preparing the Report of the Compensation Committee;
•
overseeing the Company’s policies, programs, and initiatives related to human capital management, Company culture, employee engagement and talent recruitment, development, and retention;
•
reviewing and making recommendations with respect to our equity compensation plans.

The Compensation Committee is entitled to delegate any or all of its responsibilities to subcommittees of the Compensation Committee. Additionally, the Compensation Committee may delegate to one or more of our officers the authority to make grants and awards of cash or options or other equity securities to any of our non-Section 16 officers under our incentive-compensation or other equity-based plans, as the Compensation Committee deems appropriate and in accordance with the terms of such plans, provided that such delegation is in compliance with such plans and applicable law.

The Compensation Committee has the authority to hire outside advisors and experts, including compensation consultants to assist it with director and executive officer compensation determinations. See “Compensation Discussion and Analysis –

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Compensation Objectives and Approaches – Compensation Determination Process” for information about our independent compensation consultant.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) consists of Ms. Contreras-Sweet (Chair), Dr. Johnson, and Mr. Campos. Ms. Contreras-Sweet was appointed Chair in November 2023, assuming the position from Mr. Campos. In accordance with NYSE rules, each of the members of our Nominating Committee is an independent director in accordance with the criteria established by the NYSE for the purpose of corporate governance and nominating committee membership independence. Pursuant to the Nominating Committee’s written charter, the Nominating Committee is responsible for, among other things:

•
assisting our Board in identifying prospective director nominees and recommending nominees to the Board;
•
recommending members for each committee of our Board;
•
developing and overseeing a process for the annual evaluation of the Board, committees of the Board, and management;
•
overseeing, in coordination with other committees of the Board, as applicable, the Company’s policies, programs, strategies and reporting related to environmental, social, and governance matters;
•
evaluating the Company’s stockholder engagement practices and considering feedback received from stockholders; and
•
reviewing (i) developments in corporate governance practices, (ii) the adequacy of our certificate of incorporation and Bylaws, and (iii) the Company’s Corporate Governance Guidelines (on a biennial basis).

The Nominating Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified and be both willing to serve and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Nominating Committee’s consideration in connection with the 2025 Annual Meeting of Stockholders (“2025 Annual Meeting”) should forward the candidate’s name and information about the candidate’s qualifications to Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina 29651, Attn: Corporate Secretary, not earlier than January 16, 2025 nor later than February 15, 2025.

The Nominating Committee will select individuals, including candidates proposed by stockholders, as director nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of our stockholders. In evaluating nominees, the Nominating Committee will consider, among other things, the director qualifications described above and will apply the objectives outlined in our Diversity Policy.

Risk Committee

Our Risk Committee consists of Mr. Dunn (Chair), Mr. Brown, and Dr. Johnson. Mr. Bancroft served on the Committee until his death in November 2023. Pursuant to the Risk Committee’s written charter, the Risk Committee is responsible for, among other things:

•
reviewing and discussing our enterprise risk management program with management and our independent registered public accounting firm;
•
reviewing the key risks facing the Company and discussing those risks with management;
•
assessing the allocation of risk oversight among the committees of the Board; and
•
reviewing and discussing with management the Company’s preparedness for handling business interruption and annually approving the Company’s Business Continuity Plan.

Availability of Committee Charters

The charters of each of our Board committees, which contain more complete explanations of the roles and responsibilities of each of our Board committees, are posted on our Investors Relations website at www.regionalmanagement.com. Information on our website is not considered part of this Proxy Statement. A stockholder may request a copy of any or all of these committee charters by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651.

Role in Risk Oversight

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As part of its role in risk oversight, our Risk Committee is responsible for reviewing our risk assessment and risk management practices, and for discussing its findings with both management and our independent registered public accounting firm. Management has established an Enterprise Risk Management Program (the “ERM Program”) to ensure that all of the Company’s risks are managed appropriately and consistently at an enterprise-wide level. The ERM Program details principles used to support effective enterprise-wide risk management across the end-to-end risk management lifecycle, and it provides clarity on the expected activities in relation to risk management of the Board, management, and all employees throughout the organization. The Board and the Risk Committee periodically receive ERM Program updates from management, review the risks that may potentially affect us, and review management’s efforts to manage those risks, including risks reflected in our periodic filings.

The Board may also request supplemental information and disclosure about specific areas of interest and concern relevant to risks it believes are faced by us and our business. The Board also considers emerging or evolving risks as they arise and may either meet as a full Board or assign risks to a committee for continuing oversight. Topics considered span a broad range of matters, including: maintaining the health and safety of our employees; evaluating the impact of recently elevated inflation and rising interest rates on strategy, operations, liquidity, and financial matters; and supporting the communities in which we operate.

The Board believes that our current leadership structure enhances its oversight of risk management because our Chief Executive Officer, who is ultimately responsible for our risk management process, is in the best position to discuss with the Board these key risks and management’s response to them by also serving as a director of the Company.

Role in Cybersecurity Oversight

As part of its risk oversight role, the Board and the Risk Committee provide oversight of management’s efforts to mitigate risk and respond to cyber incidents. The Risk Committee regularly engages with management and/or third-party consultants to assess the cyber threat landscape; evaluate our information security program; review the results of penetration testing; and analyze the design, effectiveness, and ongoing enhancement of our capabilities to monitor, prevent, and respond to cyber threats and events. Management generally briefs the Risk Committee quarterly on information security matters. The Risk Committee then reports any material developments to the Board. The Company further utilizes a comprehensive enterprise-wide cybersecurity program aligned with the National Institute of Standards and Technology Cybersecurity Framework (NIST CSF) industry standard and maintains insurance designed to address certain aspects of cyber risks. Further, the Company requires all employees to perform annual cybersecurity training.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of our directors, officers, and employees and must be acknowledged in writing by our Chief Executive Officer and Chief Financial Officer. The Code of Ethics is posted on our Investor Relations website at www.regionalmanagement.com. A stockholder may request a copy of the Code of Ethics by contacting our Corporate Secretary at 979 Batesville Road, Suite B, Greer, South Carolina 29651. To the extent permissible under applicable law, the rules of the SEC, and NYSE listing standards, we intend to disclose on our website any amendment to our Code of Ethics, or any grant of a waiver from a provision of our Code of Ethics, that requires disclosure under applicable laws, the rules of the SEC, or NYSE listing standards.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2023, Ms. Contreras-Sweet and Messrs. Freiberg and Palomares served on our Compensation Committee. No member of the Compensation Committee has ever served as an officer or employee of the Company or any of its subsidiaries or had any relationship during the fiscal year ended December 31, 2023 that would be required to be disclosed pursuant to Item 404 of Regulation S-K. In addition, during the fiscal year ended December 31, 2023, none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on our Board or Compensation Committee.

Communications with the Board

Each member of the Board is receptive to and welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, including, without limitation, the Chair of the Board, any independent director, or the independent directors as a group, by addressing such communications or concerns to our Corporate Secretary, 979 Batesville Road, Suite B, Greer, South Carolina, 29651, who will forward such communications to the appropriate party.

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If a complaint or concern involves accounting, internal accounting controls, or auditing matters, the correspondence will be forwarded to the chair of the Audit Committee. If no particular director is named, such communication will be forwarded, depending on the subject matter, to the chair of the Audit Committee, Compensation Committee, Nominating Committee, or Risk Committee, as appropriate.

Anyone who has concerns regarding (i) questionable accounting, internal accounting controls, and auditing matters, including those regarding the circumvention or attempted circumvention of internal accounting controls or that would otherwise constitute a violation of our accounting policies, (ii) compliance with legal and regulatory requirements, or (iii) retaliation against employees who voice such concerns, may communicate these concerns by writing to the attention of the Audit Committee as set forth above or by calling (800) 224-2330 at any time.

Director Compensation

Quality non-employee directors are critical to our success. We believe that the two primary duties of non-employee directors are to effectively represent the long-term interests of our stockholders and to provide guidance to management. As such, our compensation program for non-employee directors is designed to meet several key objectives:

•
Adequately compensate directors for their responsibilities and time commitments as directors of a public company;
•
Attract the highest caliber non-employee directors by offering a compensation program consistent with those at companies of similar size, complexity, and business character;
•
Align the interests of directors with our stockholders by providing a significant portion of compensation in equity and requiring directors to own our stock; and
•
Provide compensation that is simple and transparent to stockholders and reflects corporate governance best practices.

The Compensation Committee, with the assistance of the Compensation Committee’s independent compensation consultant, reviews the compensation of our non-employee directors. In benchmarking director compensation, we use the same compensation peer group that is used to benchmark compensation for our named executive officers (see “Compensation Discussion and Analysis – Compensation Objectives and Approaches – Compensation Determination Process” for information about the peer group).

Our employees who serve as directors receive no separate compensation for service on the Board or on committees of the Board. We maintain a non-employee director compensation program structured as follows:

•
Board Cash Retainer: Each non-employee director receives an annual cash retainer of $70,000 payable in quarterly installments ($95,000 in the case of the chair or lead independent director, if applicable, of the Board).
•
Committee Member Cash Retainer: Each member of a Board committee receives an additional annual cash retainer of $8,750 per committee service payable in quarterly installments ($17,500 in the case of the chair of each committee).
•
Board Equity-Based Award: Each non-employee director receives, on an annual basis, shares of restricted common stock with a value equal to $110,000 ($135,000 in the case of the chair or lead independent director, if applicable, of the Board).
•
Committee Member Equity-Based Award: Each member of a Board committee receives, on an annual basis, additional shares of restricted common stock with a value equal to $8,750 per committee service ($17,500 in the case of the chair of each committee).

The restricted stock awards (each, an “RSA”) are granted on the fifth business day following the date of the annual stockholders’ meeting at which directors are elected. The number of shares subject to the RSA is determined by dividing the value of the award by the closing price per share of the Company’s common stock on the grant date. The RSA vests and becomes non-forfeitable as to 100% of the underlying shares on the earlier of the first anniversary of the grant date or the date of the next annual stockholders’ meeting (so long as the period between the date of the annual stockholders’ meeting related to the grant date and the date of the next annual stockholders’ meeting is not less than 50 weeks), subject to the director’s continued service from the grant date until the vesting date, or upon the earlier occurrence of the director’s termination of service as a director by reason of death or disability or upon a change in control of the Company. In the event of the director’s termination of service for any other reason, the director forfeits the RSA immediately. The RSA is subject to the terms and conditions of the Regional Management Corp. 2015 Long-Term Incentive Plan (as amended and restated effective May 20, 2021 and further amended February 17, 2022) (the “2015 Plan”) and an RSA agreement, the form of which was previously approved by the Compensation Committee and the Board and filed with the SEC.

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Under the 2015 Plan, the maximum number of shares of common stock subject to awards granted during any 12-month period to a non-employee director, taken together with any cash fees paid during such 12-month period to such non-employee director in respect of Board service, may not exceed $600,000 in total value (calculating the value of any such awards based on the fair market value per share of common stock on the grant date of the award). In the event that the service of a director as a director, committee member, or Board or committee chair commences or terminates during the director’s annual service to us, the director’s cash compensation will be adjusted on a pro-rata basis. Annual service relates to the approximately 12-month period between our annual meetings of stockholders. Each director is also reimbursed for reasonable out-of-pocket expenses incurred in connection with his or her service on our Board, including the cost of attending continuing education seminars related to corporate board of directors service and other topics relevant to the Company.

The following table provides information regarding the compensation paid to each of our non-employee directors for their service as non-employee directors during the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Philip Bancroft(3)	100,502	136,250	236,752
Jonathan D. Brown	81,032	118,750	199,782
Roel C. Campos	98,867	136,250	235,117
Maria Contreras-Sweet	91,091	127,500	218,591
Michael R. Dunn	89,950	127,500	217,450
Steven J. Freiberg	98,867	136,250	235,117
Sandra K. Johnson	89,950	127,500	217,450
Carlos Palomares	115,430	152,500	267,930

__________

(1)
The amount paid in cash includes the relevant cash retainers described above plus cash payments pursuant to the vesting of dividend equivalent rights held by the directors.
(2)
On May 25, 2023, in accordance with the non-employee director compensation program outlined above, we awarded all of the Company’s non-employee directors shares of restricted common stock in the following amounts: Mr. Bancroft, 5,450 shares; Mr. Brown, 4,750 shares; Mr. Campos, 5,450 shares; Ms. Contreras-Sweet, 5,100 shares; Mr. Dunn, 5,100 shares; Mr. Freiberg, 5,450 shares; Dr. Johnson, 5,100 shares; and Mr. Palomares, 6,100 shares. These annual RSAs vest on the earlier of the first anniversary of the grant date or the date of the next annual stockholders’ meeting (so long as the period between the date of the annual stockholders’ meeting related to the grant date and the date of the next annual stockholders’ meeting is not less than 50 weeks), subject to continued service of the director until the vesting date or as otherwise provided in the award agreement. Amounts shown are the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.
(3)
Mr. Bancroft passed away in November 2023.

The total number of shares subject to RSAs held by each of our non-employee directors as of December 31, 2023 was: Mr. Brown, 4,750 shares; Mr. Campos, 5,450 shares; Ms. Contreras-Sweet, 5,100 shares; Mr. Dunn, 5,100 shares; Mr. Freiberg, 5,450 shares; Dr. Johnson, 5,100 shares; and Mr. Palomares, 6,100 shares. The total number of shares subject to nonqualified stock options held by each of our non-employee directors as of December 31, 2023 was: Mr. Campos, 14,670 shares; and Mr. Palomares, 18,670 shares. As of December 31, 2023, Mr. Bancroft, Mr. Brown, Ms. Contreras-Sweet, Mr. Dunn, Mr. Freiberg, and Dr. Johnson had no option awards outstanding. The outstanding equity awards held by Mr. Beck as of December 31, 2023 are set forth in the Outstanding Equity Awards at Fiscal Year-End table that is presented elsewhere in this Proxy Statement.

Currently, our director stock ownership requirement is 5x the annual cash retainer. As of December 31, 2023, all directors were in compliance with our stock ownership guidelines.

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Executive Officers

The following is a brief description of the background, business experience, and certain other information regarding each of our executive officers:

Robert W. Beck (age 60) has served as President and Chief Executive Officer and as a director of Regional since March 2020. From July 2019 until March 2020, Mr. Beck served as Executive Vice President and Chief Financial Officer of Regional. Mr. Beck’s full biographical information is set forth above under “Board of Directors and Corporate Governance Matters – Current Directors and Director Nominees.”

Harpreet Rana (age 52) has served as Executive Vice President and Chief Financial Officer of Regional since November 2020. Ms. Rana has over 20 years of financial services experience, with extensive skills related to capital and credit management, driving profitable portfolio growth, digital product development and transformation, and retail banking management. From 2016 through 2020, Ms. Rana was Managing Director, North America Retail Bank at Citigroup. From 2013 through 2015, she held various additional lead positions in business and finance roles at Citigroup, including Head of US Retail Deposit & Lending Products. Ms. Rana received her B.A. from the University of British Columbia in Vancouver, Canada and her M.B.A. from the University of Rochester in Rochester, New York.

Brian J. Fisher (age 40) has served as Executive Vice President and Chief Strategy and Development Officer since September 2020. Between January 2013 and September 2020, Mr. Fisher served as General Counsel and Secretary of Regional. Prior to joining Regional, Mr. Fisher was an attorney in the Corporate and Securities practice group of Womble Carlyle Sandridge and Rice, LLP (now known as Womble Bond Dickinson (US) LLP) from 2009 to 2013. Mr. Fisher holds a B.A. degree in Economics from Furman University and a J.D. degree from the University of South Carolina School of Law.

Manish Parmar (age 46) has served as Executive Vice President and Chief Credit Risk Officer of Regional since January 2020. Mr. Parmar has 20 years of credit and financial experience across a broad range of functions, including credit risk, analytics, financial partnerships, database marketing, and modeling. Prior to joining Regional, Mr. Parmar was Chief Credit and Analytics Officer at Conn’s, Inc., a publicly traded specialty retailer, since 2018. Prior to his tenure at Conn’s, Mr. Parmar held several senior management roles at Discover Financial Services from 2013 to 2018, ultimately becoming its Head of Consumer Credit Risk Management. Mr. Parmar received a Bachelor of Chemical Engineering from the University of Mumbai in India, and his M.B.A. from Bauer College of Business at the University of Houston.

Catherine R. Atwood (age 41) has served as Senior Vice President, General Counsel, and Secretary of Regional since September 2020. Prior to September 2020, Ms. Atwood served as VP, Deputy General Counsel, and Chief Compliance Officer since May 2017. From August 2014 (when she joined Regional) until May 2017, she served as Deputy General Counsel. Prior to joining Regional, Ms. Atwood was an attorney in the Business Litigation practice group of Womble Carlyle Sandridge & Rice, LLP (now known as Womble Bond Dickinson (US) LLP) from 2008 to 2014. Ms. Atwood holds a B.A. degree in Political Science from Clemson University and a J.D. degree from the University of Georgia School of Law.

There are no family relationships among any of our directors or executive officers.

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COMPENSATION Discussion and Analysis

The following discussion of the compensation arrangements of our executive officers should be read together with the compensation tables and related disclosures contained elsewhere in this Proxy Statement. Actual compensation programs that we adopt following the date of this Proxy Statement may differ materially from the existing and currently planned programs summarized in this discussion.

Executive Summary of Compensation Programs

Company Performance and Business Highlights in 2023

While 2023 presented a number of challenges, we believe the decisive actions we took throughout the year have positioned our company on a firmer footing to drive stronger future earnings and sustainable long-term growth. The economic environment remained difficult, as elevated inflation continued to be a headwind for both consumers and businesses. However, our strategic execution, strong liquidity position, prudent underwriting, and relentless focus on operational efficiencies enabled us to ably navigate through these challenges with resilience and foresight.

•
Loan Portfolio Growth and Increased Revenues: In 2023, we grew our net finance receivables by $72 million, or 4.2%, to an all-time high of $1.8 billion as of December 31, 2023, while also maintaining a tight credit box, focusing on the origination of our highest confidence loan assets, and deriving the majority of our originations from our top two risk ranks. Our receivables growth in turn fueled record revenue of $551 million in 2023, up 8.7% from 2022.
•
Expense Discipline and Operational Efficiency: We also continued to closely manage expenses and drive operational efficiencies while thoughtfully investing in our business in 2023. Our operating expense ratio (sum of general and administrative expenses divided by average finance receivables) has improved over the years as we have grown our loan portfolio and controlled expense growth. The ratio improved to 14.2% in 2023, which is 30 basis points better than the prior year and 190 basis points better than 2018. Toward the end of 2023, we further optimized our expense structure, including reducing corporate positions by roughly 10%, which will result in $6 million of savings in 2024 that will be reallocated to fund investment in our ongoing core initiatives.
•
Strong Capital Management and Return of Excess Capital: Our strong balance sheet, with low leverage, healthy reserves, and ample liquidity, enabled us to fund our growth while returning $12 million in excess capital to shareholders via our dividend program. We also ended the year in a strong capital position—over $552 million of unused borrowing capacity and $113 million of available liquidity from which to fund our growth and operations. At year-end, 82% of our debt was fixed rate, with a weighted average coupon of 3.6% and a weighted average revolving duration of 1.2 years. Thanks to our proactive capital management, we continue to remain relatively insulated from the adverse effect of the elevated rate environment.
•
Strong Bottom-Line Results in a Difficult Economic Environment: In 2023, we generated $16.0 million of net income and diluted earnings per share of $1.66. Our management team ably navigated the company through an economic environment that has presented unique challenges to companies in our industry, including sharply higher funding costs and persistently high inflation that has put pressure on our consumer base and credit costs.

Throughout 2023, we also delivered strong results and benefits to our other stakeholders, including our customers, team members, and communities. Toward the beginning of the year, we introduced our Corporate Responsibility page at www.regionalfinance.com/corporate-responsibility/. On this page, you will find information on our environmental, social, and governance initiatives, including the ways that we serve our customer, team member, and community stakeholders. The information accessible through our Corporate Responsibility page is not incorporated by reference into and is not part of this Proxy Statement.

We are pleased with our strong operating and financial results in 2023, and we believe that the compensation paid to our named executive officers (or our “NEOs”) for 2023 appropriately reflects and rewards their contributions to our performance.

Compensation Program Highlights in 2023

Consistent with prior years, our 2023 annual meeting of stockholders (the “2023 Annual Meeting”) included a proposal that provided our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. We were pleased to report substantial stockholder approval of our NEOs’ compensation, with over 95% of voted shares having been voted in favor of approval. The Compensation Committee considered this strong support in making compensation decisions after the 2023 Annual Meeting.

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As in all previous years, our Compensation Committee carefully reviewed our executive compensation program to ensure that its design continued to achieve our intended objectives and reflect executive compensation “best practices.” In 2022, our Compensation Committee determined to adopt a new, simplified long-term incentive program for our executive officers. The design of the long-term incentive program is intended to directly align the interests of our executive officers with those of our stockholders, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to aid in our recruitment and retention of key executive talent necessary to ensure our continued success. To that end, the long-term incentive program provides for the delivery of long-term incentive awards through a combination of two award vehicles: (i) Performance Restricted Stock Units (“PRSUs”), a performance-based award with a three-year performance period; and (ii) Restricted Stock Awards (“RSAs”), a time-based award with a three-year vesting schedule. The PRSU award rewards executives for total shareholder return to stockholders through the Company’s stock price appreciation and declared dividends.

The Compensation Committee determined not to make any material changes to the long-term incentive program or the annual incentive program in 2023.

In making these determinations, our Compensation Committee received advice from its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”).

Compensation Program Best Practices

We compensate our executive officers primarily through a mix of base salary, performance-based annual cash awards, and service- and performance-based long-term incentive awards. Consistent with our pay-for-performance philosophy, a substantial portion of our executives’ compensation is at risk and linked to the successful performance and management of our company, as measured against rigorous performance goals established by our Compensation Committee. Our 2023 executive compensation program included a number of best compensation practices, including the following:

✓
Alignment of executive pay with company performance:
o
2023 incentives are largely performance-contingent, with long-term incentive awards roughly one-half performance-contingent and annual incentive awards entirely performance-contingent
o
Performance goals are rigorous and are based primarily on objective, quantitative criteria
▪
Quantitative 2023 annual incentive performance goals were largely achieved, resulting in annual bonus payments at 90% of target bonuses
▪
Our compound annual growth rates (“CAGR”) of pre-provision net income and pre-provision earnings per share between 2021 and 2023 ranked in the 60th percentile of our peer group for each metric, contributing to the payment of 100% of both target performance-contingent restricted stock units and target cash-settled performance units under the performance-contingent awards associated with the 2021 long-term incentive program
✓
Competitive compensation and incentive program target opportunities for our executives in order to continue to align their overall compensation with the market for executive talent
✓
Variable short-term incentive payout opportunities to provide upside if performance goals are exceeded, while paying low or no bonus amounts if goals are not achieved
✓
Focus on long-term stockholder value goals through long-term incentive grants to NEOs and other key contributors, which include a significant portion that is contingent upon the achievement of absolute total shareholder return goals over a three-year period with an additional one-year holding period following the vesting date
✓
No payment of excessive perquisites to any NEO or other key employee
✓
No excise tax gross-up payments to any NEO or other key employee
✓
Double-trigger change-in-control provisions included in the Regional Management Corp. Executive Severance and Change-in-Control Plan and all long-term incentive award agreements
✓
Prohibition against re-pricing of equity incentive awards without stockholder approval under our 2015 Plan
✓
Stock Ownership and Retention Policy for NEOs and directors (5x base salary for CEO, 2x base salary for other NEOs, and 5x annual cash retainer for directors)

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✓
Compensation Recoupment Policies, or “clawback policies,” for NEOs and other key employees
✓
Prohibition against hedging and pledging, as set forth in our Code of Ethics and our Stock Ownership and Retention Policy
✓
Compensation program overseen by an independent Compensation Committee with input from an independent compensation consultant

Aligning Pay with Performance

We believe that a substantial portion of our executive officers’ compensation should be tied to their performance and the short- and long-term financial and operating results of our company. We originally developed our long-term incentive program in 2014 in consultation with our independent compensation consultant at the time, and we developed our existing long-term incentive program in consultation with our current independent compensation consultant FW Cook. We believe that the evolution of our long-term incentive program since 2014 has been critical to our ability to link our executives’ pay with the performance of our company, align our executives’ interests with those of our stockholders, and remain competitive in the marketplace for executive talent.

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Our executive compensation program embodies our pay-for-performance philosophy and closely ties the interests of our key executives to those of our stockholders. We heavily weight our executive officers’ compensation in performance-based short- and long-term incentive awards that are designed to reward exceptional performance. The following table describes the program design for each element of our incentive-based pay in 2023.

Pay Elements	Program Design
Annual Incentive Program
•
Consists entirely of performance-based cash awards:
o
Metrics include pre-provision net income, average finance receivables, net credit losses as a percentage of average finance receivables, pre-provision return on assets, total general and administrative expense as a percentage of total revenue, and an analysis by our Compensation Committee of our executives’ execution against short-term strategic objectives
•
Motivates our executives and brings total cash opportunities to competitive levels
•
Upside opportunity for high performance, but with a challenging threshold

Long-Term Incentive Program
•
Consists of performance restricted stock units (“PRSUs”) and restricted stock awards (“RSAs”):
o
Vesting of PRSUs is based on total return to stockholders through the Company’s stock price appreciation and declared dividends with absolute cumulative total shareholder return over a three-year performance period as the sole performance metric; shares subject to additional one-year holding period
o
Roughly one-half of grant date fair value is in the form of performance awards
o
RSAs vest in three equal annual installments, subject to continued employment
•
Provides strong incentive to meet or exceed long-term financial and strategic goals to drive stockholder value and is utilized to attract, retain, and motivate executive talent

The compensation packages of our Chief Executive Officer and our other NEOs are closely aligned with performance. For 2023, the majority of compensation was variable and performance-based:

__________

Note: The Other NEO target pay mix set forth above is the average for Ms. Rana and Messrs. Schachtel, Fisher, and Parmar. The presentation excludes perquisites, which are an immaterial component of our executives’ compensation.

Results of Short- and Long-Term Incentive Programs

Our annual incentive program provides our executives with the opportunity to earn performance-based annual cash awards pursuant to our Annual Incentive Plan (as amended and restated, the “Annual Incentive Plan”). The achievement and payment of annual cash awards in 2023 was tied directly to our financial and operational performance, based primarily (75%) on objective

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performance measures and, to a lesser extent (25%), on our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives. For 2023, our executive officers were paid 90% of their target annual bonuses under our Annual Incentive Plan as a result of our solid financial and operating results, as well as the management team’s successful navigation of the challenging macroeconomic environment, significant improvements made to our technology infrastructure, continued strong execution on funding initiatives, advancements in our corporate responsibility program, maintenance of strong internal controls, and progress on our digital initiatives.

In 2021, our long-term incentive program provided for the delivery of long-term incentive awards through a combination of four award vehicles: (i) nonqualified stock options, (ii) restricted stock awards, (iii) performance-contingent restricted stock units (“RSUs”), and (iv) cash-settled performance units. Vesting of each of the performance-contingent awards was subject to, among other things, the achievement of performance objectives over a three-year performance period that began on January 1, 2021 and ended on December 31, 2023. Vesting of the performance-contingent RSUs and cash-settled performance units granted in 2021 was based primarily (90%) on our CAGRs of pre-provision net income (in the case of the performance-contingent RSUs) and pre-provision basic earnings per share (in the case of the cash-settled performance units) compared to our peer group over the three-year performance period, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. In April 2024, as described in greater detail later in this Proxy Statement, based upon results achieved during the performance period, our Compensation Committee determined that our NEOs earned 100% of their target performance-contingent RSUs and cash-settled performance units.

Stockholder Outreach and Engagement

Stockholder outreach is a central feature of our investor relations philosophy. We provide numerous opportunities for current and prospective stockholders to gain access to our management team through attendance at investor conferences, one-on-one in-person meetings, and telephone calls. Through these interactions, we are able to educate current and prospective investors about our company, learn about concerns of stockholders, and provide investors with a better understanding of our business model and philosophy. We also receive valuable feedback from investors on topics including strategy, corporate governance, and compensation, which the Board and management take into consideration in making future business and compensation decisions.

Since our 2023 Annual Meeting, we reached out to institutional investors owning more than 65% of our outstanding common stock (as of December 31, 2023), specifically for the purpose of receiving their feedback regarding executive compensation practices and corporate governance matters. Based on the feedback received, we have made and expect to continue to make certain changes to our compensation and corporate governance practices and disclosures. For example, in the past, certain investors requested that we increase the percentage of independent directors on our Board and improve the gender diversity of our Board. In response, in 2018, we added two new independent directors and adopted a Board Diversity Policy (see “Board of Directors and Corporate Governance Matters – Board Diversity”). Independent directors now hold 75% of our Board seats, 50% of the current Board is racially or ethnically diverse, and we have added two female directors since 2018.

We expect to continue our stockholder outreach, including by making ourselves available to hear stockholder feedback regarding executive compensation and corporate governance practices.

Compensation Objectives and Approaches

Compensation Program Objectives

The primary objectives of our executive compensation program are to attract and retain talented executives to effectively manage and lead our company and to create long-term stockholder value. The compensation packages for our executive officers for 2023 generally included a base salary, performance-based annual cash awards, service- and performance-based long-term incentive awards, and other benefits. Our current compensation program for our executive officers has been designed based on our view that each component of executive compensation should be set at levels that attract and retain skilled executives, within reasonable parameters, and that are fair and equitable in light of market practices.

Base salaries are intended to provide a minimum, fixed level of cash compensation sufficient to attract and retain an effective management team when considered in combination with other components of our executive compensation program. The base salary element is meant to provide our executive officers with a stable income stream that is commensurate with their responsibilities and to compensate them for services rendered during the fiscal year.

Consistent with our pay-for-performance strategy, our performance-based Annual Incentive Plan is customized to achieve specific objectives, reward increased levels of operational success, and emphasize appropriate levels of performance measurement. The key goals addressed by our Annual Incentive Plan include (1) achievement of short-term financial and operational objectives, (2)

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increased stockholder value, (3) motivation and attraction of key management talent, (4) rewarding key contributors for performance against established criteria, and (5) focusing on our pay-for-performance compensation strategy.

Our long-term incentive program, which for 2023 included PRSUs and RSAs, operates in tandem with our annual incentive program and is consistent with our pay-for-performance strategy. These long-term incentives generally are intended to create (1) a strong sense of ownership, (2) a focus on achievement of long-term, strategic business objectives, (3) an enhanced linkage between the interests of our executives and stockholders, (4) an enhanced relationship between pay and performance, and (5) an incentive to attract and retain superior employees. Long-term incentive program awards are issued under our 2015 Plan.

The discussion below includes a review of our compensation program for 2023. Our NEOs for 2023 were:

Robert W. Beck	President and Chief Executive Officer
Harpreet Rana	Executive Vice President and Chief Financial Officer
John D. Schachtel	Former Executive Vice President and Chief Operating Officer
Brian J. Fisher	Executive Vice President and Chief Strategy and Development Officer
Manish Parmar	Executive Vice President and Chief Credit Risk Officer

__________

Note: The employment of John D. Schachtel was terminated without cause effective as of December 31, 2023.

Compensation Determination Process

The Compensation Committee reviews and approves the compensation determinations for all of our executive officers, taking into consideration the recommendations of our Chief Executive Officer for executive officers other than himself. In setting an executive officer’s compensation package and the relative allocation among different types of compensation, we consider the nature of the position, the scope of associated responsibilities, and the individual’s prior experience and skills, as well as the compensation of our existing executive officers and our general impressions of prevailing conditions in the market for executive talent.

Engagement and Use of an Independent Compensation Consultant

The Compensation Committee has the authority to hire outside advisors and experts, including compensation consultants, to assist it with director and executive officer compensation determinations. Since 2014, the Compensation Committee has partnered with an independent compensation consultant to provide guidance related to our executive compensation program, and in early 2021, the Compensation Committee engaged FW Cook as our current independent compensation consultant. We utilize FW Cook to better ensure that our compensation practices are appropriate for our industry, to review and to make recommendations with respect to executive officer and director cash and equity compensation, and to update our peer group, in each case for the Compensation Committee’s use in setting compensation.

FW Cook’s recommendations to the Compensation Committee have generally been in the form of suggested compensation ranges or descriptions of policies that FW Cook currently considers “best practice” in our industry and for publicly-traded companies. The Compensation Committee uses FW Cook’s reports to further its understanding of executive officer cash and equity compensation practices in the market.

During 2023, FW Cook worked only for the Compensation Committee and performed no additional services for the Company or any of our executive officers. The Compensation Committee Chair approved all work performed by FW Cook.

Our Compensation Committee assessed the independence of FW Cook, taking into account the factors set forth in NYSE rules, among other things. Our Compensation Committee concluded that no conflict of interest exists with respect to the work FW Cook performed or performs, as applicable, for our Compensation Committee and FW Cook is independent under NYSE rules.

Establishment and Use of a Peer Group

We generally monitor compensation practices in the markets where we compete for executive talent to obtain an overview of market practices and to ensure that we make informed decisions on executive pay packages. For 2023 compensation decisions, we reviewed the compensation awarded by a peer group of publicly-traded companies. In addition, as described in greater detail below,

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the vesting of certain of our executives’ long-term incentive awards is determined based upon our financial performance compared to the financial performance of our peer group over a three-year performance period.

At the outset of 2023, based upon prior peer group reviews conducted with the assistance of FW Cook, our peer group consisted of the following companies:

• America’s Car-Mart, Inc. • Consumer Portfolio Services, Inc. • Credit Acceptance Corp. • CURO Group Holdings Corp. • ECN Capital Corp. • Elevate Credit, Inc.	• Enova International, Inc. • EZCORP, Inc. • Goeasy Ltd. • Green Dot Corporation • LendingClub Corporation • LendingTree, Inc.	• Medallion Financial Corp. • OneMain Holdings, Inc. • Oportun Financial Corp. • World Acceptance Corporation

In the third quarter of 2023, with assistance from FW Cook, we updated our peer group using a scorecard-based approach that involved applying several filters (e.g., similar in revenue, market capitalization, and net income, similar in industry classification, strong financial health, presence of overlapping peers, and identification as a peer by a proxy advisory firm) and selecting the most qualified peer companies from a broader list of candidates. Based on the evaluation, our Compensation Committee determined to remove two companies from our peer group: (i) Elevate Credit, Inc. (due to the fact that the company went private in March 2023) and (ii) LendingClub Corporation (due to its business model of serving as a bank/prime lender). The Compensation Committee also determined to add MoneyLion Inc. and Propel Holdings, Inc. to our peer group because these companies are in a similar industry. As a result, our new peer group for 2024 consists of the following companies:

• America’s Car-Mart, Inc. • Consumer Portfolio Services, Inc. • Credit Acceptance Corp. • CURO Group Holdings Corp. • ECN Capital Corp. • Enova International, Inc.	• EZCORP, Inc. • Goeasy Ltd. • Green Dot Corporation • LendingTree, Inc. • Medallion Financial Corp.	• MoneyLion Inc. • OneMain Holdings, Inc. • Oportun Financial Corp. • Propel Holdings, Inc. • World Acceptance Corporation

As of the time that the Compensation Committee approved our new peer group, we were in the 2nd quartile of the peer group based on revenue, market capitalization, and net income.

These peer companies are largely within the consumer finance or specialty finance industries, are similar in size and/or scope to Regional, and/or are companies that Regional competes against for products, services, and human capital. Some companies included in our peer group will meet some, but not all, of these criteria. For example, OneMain Holdings, Inc. (doing business as OneMain Financial) is larger than us, but it competes directly with us in the consumer finance industry both for customers and for human capital. As a result, despite being a larger company, we believe it is important to include OneMain in our peer group to ensure that we maintain awareness of our direct competition, which will assist in our efforts to retain talented executives and other employees. However, in setting compensation levels for our executive officers, as noted below, our Compensation Committee remains cognizant that OneMain is larger than us.

Consistent with our compensation objectives of attracting and retaining top executive talent, we believe that the base salaries and performance-based short- and long-term incentive compensation of our executive officers should be set at levels which are competitive with our peer group companies of comparable size, although we do not target any specific pay percentile for our executive officers. The peer group is used more as a general guide, being mindful of the following:

•
Appropriate base salaries for our executive officers should generally be in line with those paid by peer group companies of comparable size.

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•
Performance-based short- and long-term incentive awards should reward exceptional performance, which can result in overall compensation that can exceed those of peer group companies of comparable size.
•
Actual total compensation for executive officers may approach the higher end of the compensation at such peer group companies of comparable size, but only if high levels of short- and long-term performance are achieved.

Elements of Compensation

Each executive officer is eligible to receive a balance of variable and fixed compensation. The following table describes the various forms of compensation used in 2023:

Pay Elements	Component(s)	Rationale for Form of Compensation
Base Salary	• Cash	• Attract and retain executive talent • Provide a fixed base of compensation generally aligned to peer group levels
Short-Term Incentive	• Performance-based annual cash bonus
•
Drive the achievement of key business results on an annual basis
•
Recognize individual executives based on their specific and measurable contributions
•
Structure a meaningful amount of at-risk, performance-based annual compensation

Long-Term Incentive	• Performance-based long-term incentives: o PRSUs • Service-based long-term incentives: o RSAs
•
Drive the sustainable achievement of key long-term business results
•
Align the interests of executives with stockholders
•
Structure a meaningful amount of at-risk, performance-based long-term compensation
•
Attract, retain, and motivate executive talent

Base Salary

Annual base salaries are established on the basis of market conditions at the time we hire an executive, as well as by taking into account the particular executive’s level of qualifications, experience, duties, and responsibilities. The Compensation Committee reviews the base salaries of our executive officers annually, and any subsequent modifications to annual base salaries are made in consideration of the appropriateness of each executive officer’s compensation, both individually and relative to the other executive officers, the individual performance of each executive officer, changes in duties and responsibilities, and any significant changes in market conditions. We do not apply specific formulas to determine increases.

The Compensation Committee did not make any changes to base salaries in 2023, as shown in the table below.

Name	2022 Base Salary	2023 Base Salary	% Increase in Base Salary
Robert W. Beck	$660,000	$660,000	0.0%
Harpreet Rana	$420,000	$420,000	0.0%
John D. Schachtel	$441,000	$441,000	0.0%
Brian J. Fisher	$412,000	$412,000	0.0%
Manish Parmar	$363,000	$363,000	0.0%

In December 2022, the Compensation Committee, in consultation with FW Cook, reviewed executive total direct compensation and determined not to make any increases to NEO base salaries in light of the uncertain macroeconomic

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 29

environment. In 2023, our executive officers’ base salaries ranged between the 20th and 54th percentile relative to comparable executive officers at peer companies.

Our Compensation Committee believes that it has set base salaries at appropriate levels to attract and retain effective executives and that base salaries, when combined with short- and long-term incentives, are an important component of a holistic compensation approach.

Performance-Based Annual Cash Awards

Our executive officers are eligible for performance-based annual cash awards linked to performance targets set by our Compensation Committee. Our annual incentive program is designed to drive achievement of annual corporate goals, including key financial and operating results and strategic goals that create long-term stockholder value.

Components of Annual Incentive Program

The awards for 2023 were based primarily (75%) on our performance with respect to the metrics in the following table. The metrics in the table below drive the overall performance of our business from year to year and are balanced elements of our historical financial success.

Performance Metric	What It Measures	Rationale for Metric
Pre-Provision Net Income	Profitability
•
Measures the effectiveness of our management team’s execution of our strategic and operational plans
•
Reflects business variables and factors that are within management’s control or are influenced by decisions made by executives

Pre-Provision Return on Assets	Efficiency of Profitability	• Measures the effectiveness of our management team’s utilization of assets to generate earnings • Holds management accountable for growing the loan portfolio in a controlled and profitable manner
Average Finance Receivables	Loan Portfolio Growth	• Measures our ability to grow our business
Net Credit Losses as a Percentage of Average Finance Receivables	Loan Portfolio Control
•
Measures the control our management team exerts on our loan portfolio
•
Ultimately a measure of the quality of underwriting policies and decisions and the effectiveness of collection efforts
•
When combined with our average finance receivables measure, balances attractive growth with effective portfolio control

Total General and Administrative Expense as a Percentage of Total Revenue	Expense Control	• Measures the effectiveness with which our management team utilizes our corporate resources and minimizes our corporate expenses

The remaining 25% of the 2023 annual incentive awards was based on our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives, which are consistent with our Board-approved financial and business plans for the Company. In light of ongoing, significant strategic projects and initiatives, our Compensation Committee believes that it is important to appropriately incentivize the achievement of strategic objectives (which often cannot be measured quantitatively) by linking their achievement (and the quality thereof) to our executives’ compensation.

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2023 Annual Incentive Program Performance Targets, Results, and Payouts

For 2023, the following table provides detail regarding the threshold, target, and maximum levels of performance set by the Compensation Committee for each performance metric, the weighting applied to each metric, our actual annual performance pursuant to each metric, and the percentage payout for each metric and in total. For each metric, as in prior years, a threshold level of performance must have been exceeded in order to earn any award, and each executive is eligible to earn up to 150% of his or her target award based upon the achievement of the performance goals established by the Compensation Committee. In setting the 2023 target performance goals, the Compensation Committee considered prevailing economic conditions, including recently elevated inflation, rising interest rates, and credit trends, and aligned performance targets with the annual financial and business plan approved by the Board. The Compensation Committee seeks to establish rigorous, yet achievable financial targets to ensure that management remains properly incentivized to perform, while also ensuring that the targets do not incentivize excessive risk taking by management. In calculating actual performance for each metric in the 2023 annual incentive program, the Compensation Committee adjusted for the impacts of a $23.8 million non-performing loan sale which occurred in the fourth quarter of 2023 and accelerated net credit losses and revenue reversals from the first quarter of 2024 to the fourth quarter of 2023. As a result of the loan sale, pre-provision net income was negatively impacted by $12.1 million primarily due to revenue reversals of $1.9 million and additional net credit losses of $13.9 million. In addition, the Compensation Committee adjusted for the $2.0 million expense impact of a fourth quarter 2023 restructuring. The 2024 annual incentive program targets will likewise be adjusted to account for the timing issue associated with the loan sale.

Performance Metric	Threshold Performance	Target Performance	Maximum Performance	Actual Performance	Percentage Weight	Percentage Payout
Pre-Provision Net Income(1)(2)	$29,311	$41,873	$50,248	$36,439	15.0%	11.7%
Pre-Provision Return on Assets(2)	2.02%	2.38%	2.74%	2.09%	15.0%	9.0%
Average Finance Receivables(1)	$1,554,290	$1,726,989	$1,899,687	$1,712,958	15.0%	14.4%
Net Credit Losses	12.08%	10.50%	8.93%	11.53%	15.0%	10.1%
G&A Expense Percentage (Revenue)	47.35%	44.05%	40.75%	43.58%	15.0%	16.1%
Qualitative Performance Component(3)	N/A	N/A	N/A	N/A	25.0%	28.7%
Total					100.0%	90.0%

__________

(1)
Dollars denominated in thousands.
(2)
Pre-provision net income is defined as net income excluding the tax-effected impact of the change in the allowance for credit losses but including the impact of recognized net credit losses. Pre-provision net income is used as the numerator in calculating pre-provision return on assets.
(3)
Qualitative Performance Component is based on individual and team performance.

As described above, 25% of the total annual incentive program award opportunity is linked to our Compensation Committee’s assessment of our executive team’s achievement of its short-term strategic objectives. For 2023, our Compensation Committee elected to pay 114.8% of this award opportunity to each of our NEOs. The qualitative performance percentage was based on, among other things, the achievement of the following strategic objectives:

•
The management team’s successful navigation of challenging macroeconomic events, including rising interest rates and inflationary pressure;
•
Significant improvements made to our technology infrastructure;
•
Continued strong execution on funding initiatives;
•
Advancements in our corporate responsibility program;
•
Maintenance of strong internal controls; and
•
Progress on our digital initiatives.

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Target annual incentive levels and actual performance-based annual cash awards for each of our NEOs for 2023 are detailed below, based upon the 90.0% performance achievement detailed above.

Name	2023 Eligible Base Salary	2023 Target Award as % of Salary	Target Award	Actual Award
Robert W. Beck	$660,000	150%	$990,000	$891,000
Harpreet Rana	$420,000	100%	$420,000	$378,000
John D. Schachtel	$441,000	100%	$441,000	$396,900
Brian J. Fisher	$412,000	100%	$412,000	$370,800
Manish Parmar	$363,000	100%	$363,000	$326,700

The target award percentages described above were determined by the Compensation Committee and are calibrated so that the total compensation opportunity for each executive officer is commensurate with that executive’s role and responsibilities. For 2023, the target award percentages remained the same as those in 2022. If an executive voluntarily terminates his or her employment during the performance year, he or she generally is ineligible to receive payment of a performance-based annual cash award.

Annual Incentive Program Opportunities in 2024

Our Compensation Committee has not yet acted to establish the parameters of our annual incentive program for 2024. The Compensation Committee, in conjunction with our independent compensation consultant, is currently evaluating an appropriate structure for the 2024 annual incentive program. However, once the structure is determined, we expect that the target 2024 incentive levels for each of the NEOs will be set at 150% of base salary in the case of Mr. Beck and 100% of base salary in the case of Ms. Rana and Messrs. Fisher and Parmar.

Our Compensation Committee’s goal is to implement a short-term incentive program that is effective in motivating our executives to achieve short-term financial and operational objectives, in furtherance of our pay-for-performance compensation strategy and our long-term strategic plans.

Long-Term Incentive Awards

Our long-term incentive award grants are intended to directly align the interests of our executive officers with those of our stockholders, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to aid in our recruitment and retention of key executive talent necessary to ensure our continued success.

Components of 2023 Long-Term Incentive Program

In 2022, our Compensation Committee, in consultation with FW Cook, conducted a review of the design of our long-term incentive program. Based on this review, the Compensation Committee determined to adopt a new, simplified long-term incentive program for our executive officers. The design of this program is intended to directly align the interests of our executive officers with those of our stockholders, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to aid in our recruitment and retention of key executive talent necessary to ensure our continued success.

In 2023, similar to 2022, our long-term incentive program provided for the delivery of long-term incentive awards through a combination of the following two award vehicles:

LTI Vehicle	Performance Period	Weighting
Performance Restricted Stock Units	A three-year performance period beginning June 14, 2023 and ending June 14, 2026	Approximately one-half of total target award
Restricted Stock Awards	N/A – Shares vest in three equal annual installments beginning on December 31st of the grant year, subject to continued employment	Approximately one-half of total target award

The PRSU award is a performance-contingent award that rewards executives for total shareholder return as measured by the Company’s stock price appreciation and declared dividends. We use absolute cumulative total shareholder return as the sole

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performance metric for the award because the Compensation Committee believes it is the ultimate measure of the Company’s achievement for its stockholders over the long term. The PRSUs have both upside potential and downside risk based on positive or negative cumulative total shareholder return performance. Vesting of the PRSU award occurs on December 31, 2025 for the 2023 awards, and vested PRSUs are subject to an additional one-year holding period following the vesting date. Vesting is dependent upon meeting a three-year threshold level of absolute cumulative total shareholder return over the performance period, and participants are eligible to earn up to 150% of their target award.

To earn the target award at the end of the three-year performance period, our stock price (calculated based on the 20-day trading average through the vesting date) plus the value of reinvested dividends paid (“Dividend-Adjusted Ending Price”) must increase by 15% from the 20-day trading average stock price through the grant date. No PRSUs will be earned by executive officers if the cumulative total shareholder return at the end of the three-year performance period is below the threshold performance level, and executive officers cannot earn more than 150% of the number of units granted if performance exceeds the maximum performance level. The following table reflects potential performance and payout percentages. Performance between these points will be linearly interpolated.

	Performance		Payout
Performance Level	Dividend-Adjusted Ending Price Above Target	Absolute TSR	Shares Earned	Value Delivered(1)
Maximum	+50.0%	+72.5%	150%	259%
	+25.0%	+43.8%	125%	180%
Target	0.0%	+15.0%	100%	115%
	(13.0%)	0.0%	87%	87%
Threshold	(50.0%)	(42.5%)	50%	29%
	<(50.0%)	<(42.5%)	0%	0%

__________

(1)
Assumes PRSUs have an accounting value equal to the share price at grant.

Long-Term Incentive Awards in 2023

Consistent with the parameters of our long-term incentive program described above, we granted the following awards to our NEOs in 2023:

		2023 Target Grant Date Value
Name	Total	Performance RSUs	Restricted Stock
Robert W. Beck	$3,000,000	$1,500,000	$1,500,000
Harpreet Rana	$890,000	$445,000	$445,000
John D. Schachtel	$825,000	$412,500	$412,500
Brian J. Fisher	$675,000	$337,500	$337,500
Manish Parmar	$545,000	$272,500	$272,500

__________

Note: The number of shares subject to the performance-contingent PRSU awards is determined by dividing the value of the award by the fair value of each PRSU, calculated on or as close in time as practicable to the grant date of the award using a 20-day average stock price and a Monte Carlo valuation model. The number of shares subject to the RSAs is determined by dividing the value of the award by the closing price per share of common stock on the grant date (rounded down to the nearest whole share).

In mid-2023, the Compensation Committee established target long-term incentive opportunities for executive officers based on the growth of the Company, demonstrated executive performance and leadership, and in order to increase the competitiveness versus the peer group. For example, the Compensation Committee determined to increase Ms. Rana's target long-term incentive opportunity by approximately 11% in 2023 versus 2022 in order to move her executive total direct compensation toward the median of our peer group and in recognition of her performance, leadership, and experience. Our Compensation Committee believes that our long-term incentive program furthers our pay-for-performance objectives, creates a compelling recruitment and retention tool, appropriately focuses our executives on the achievement of long-term financial and business goals, and strengthens the alignment of our executives’ interests with those of our stockholders.

Long-Term Incentive Awards in 2024

Our Compensation Committee has not yet acted to establish all of the parameters of our long-term incentive program for 2024. The Compensation Committee, in conjunction with our independent compensation consultant, is currently evaluating the

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 33

2024 long-term incentive program and anticipates that the overall structure of the program will be similar to the 2023 long-term incentive program. It is the Compensation Committee’s goal to ensure that the 2024 structure continues to align with the overall objectives of the Company’s long-term incentive program in the wake of shifting macroeconomic events. The Compensation Committee will continue to work with FW Cook to structure the 2024 long-term incentive program to align the interests of our executive officers with those of our stockholders, to promote our pay-for-performance philosophy, to give our executive officers a strong incentive to maximize stockholder returns on a long-term basis, and to retain executive talent in order to promote our continued success.

Our Compensation Committee continues to believe that our long-term incentive program furthers our pay-for-performance objectives, creates a compelling recruitment and retention tool, appropriately focuses our executives on the achievement of long-term financial and business goals, and strengthens the alignment of our executives’ interests with those of our stockholders.

2021 Long-Term Incentive Program Performance Results and Payouts

In February 2021, we granted our then-current executive officers long-term incentive awards pursuant to the program described above in “Compensation Discussion and Analysis – Executive Summary of Compensation Programs – Results of Short- and Long-Term Incentive Programs.” All of our NEOs participated in the 2021 long-term incentive program. The three-year performance period established under the 2021 long-term incentive program ended on December 31, 2023. Our CAGRs of pre-provision net income and pre-provision earnings per share compared to our peer group over the performance period were as follows:

Performance Measure	Performance at 25th Percentile of Peer Group	Performance at 50th Percentile of Peer Group	Performance at 75th Percentile of Peer Group	Performance of Regional
CAGR of Pre-Provision Net Income	(53.7%)	(8.6)%	24.0%	(8.4)%
CAGR of Pre-Provision Basic EPS	(53.1%)	(4.6%)	18.8%	(3.7)%

Our performance at the above levels resulted in the vesting of 100% of the objective criteria units associated with the performance-contingent RSU awards and cash-settled performance unit awards. In calculating actual performance for the Company, the Compensation Committee adjusted for the impacts of a $23.8 million non-performing loan sale which occurred in the fourth quarter of 2023 and accelerated net credit losses and revenue reversals from the first quarter of 2024 to the fourth quarter of 2023 and for the $2.0 million expense impact of a fourth quarter 2023 restructuring. In calculating the performance of peer companies, the Compensation Committee excluded discontinued operations, adjusted for the 2023 non-operating restructuring expenses incurred by all companies in the Company's peer group, and adjusted for non-operating charges incurred by all peers related to debt extinguishment and merger and acquisition activity.

For our NEOs, our Compensation Committee elected to pay 100% of the qualitative criteria units in recognition of achievements during the three-year performance period, including the continued customization of the loan origination and servicing platform, including for electronic payments and the online customer portal; material improvements in our liquidity profile; the return of capital to our stockholders, including through a recurring dividend program; the expansion of our branch footprint to new states; improvements to our compliance management system and enterprise risk management; the implementation and expansion of a centralized sales and support team; the development and launch of the Company's first ESG website; improvements to the Company's technology infrastructure; improvements to the Company's cybersecurity capabilities; improvements in recruitment, retention, and human capital management; and those 2023 achievements outlined in “Performance-Based Annual Cash Awards — 2023 Annual Incentive Program Performance Targets, Results, and Payouts” above.

Based upon the above results, in April 2024, our Compensation Committee determined that our NEOs vested in and earned 100% of their total target performance-contingent RSUs and 100% cash-settled performance units under the 2021 long-term incentive program. Since the development of our performance-based long-term incentive program in 2014, the Compensation Committee believes that the results have been appropriately punitive during times of poor performance and appropriately rewarding during times of strong performance. The following table provides information regarding the percentage of the target performance-contingent RSUs and cash-settled performance units vested under our long-term incentive programs since 2014 for our NEOs:

Long-Term Incentive Program Award Component	2014 Grant Year	2015 Grant Year	2016 Grant Year	2017 Grant Year	2018 Grant Year	2019 Grant Year	2020 Grant Year	2021 Grant Year	Average Since Program Inception
Performance-Contingent RSUs	0.0%	0.0%	116.5%	96.6%	105.6%	95.6%	145.0%	100.0%	82.4%
Cash-Settled Performance Units	0.0%	0.0%	116.5%	126.6%	105.6%	114.5%	145.0%	100.0%	88.5%

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__________

Note: The table presents weighted-average results for each grant year based on each executive’s target and earned award values.

Our Compensation Committee believes that vesting at these levels appropriately reflects our operational and financial results over the relevant periods, validates our pay-for-performance strategy, and is supported by our total shareholder return.

Perquisites

We also provide various other limited perquisites and other personal benefits to our executive officers that are intended to be part of a competitive compensation program. For 2023, these benefits included:

•
Payment of travel expenses during the first quarter of 2023 on behalf of Ms. Rana and Mr. Schachtel for travel to and from their out-of-state personal residences;
•
Mobile phone allowance payments to Mr. Beck, Ms. Rana, and Messrs. Schachtel and Parmar during the first quarter of 2023; and
•
Payment of supplemental long-term disability premiums, which is intended, in part, to insure against our severance obligations in the event of a disability termination event under an executive’s employment agreement.

We also offer our executive officers benefits that are generally available to all of our employees, including 401(k) plan matching contributions, health insurance, disability insurance, dental insurance, vision insurance, life insurance, paid time off, and the reimbursement of qualified business expenses. The Compensation Committee believes that these benefits are comparable to those offered by other companies that compete with us for executive talent and are consistent with our overall compensation program. Perquisites are not a material part of our compensation program.

Other Compensation Policies, Practices, and Matters

Stock Ownership and Retention Policy

The Compensation Committee believes that significant ownership of common stock by our executives and directors directly aligns their interests with those of our stockholders and also helps to balance the incentives for risk-taking inherent in equity-based awards made to executives. Under our Stock Ownership and Retention Policy, executives and directors are subject to the following ownership guidelines:

Covered Person	Ownership Guideline
Chief Executive Officer	5x annual base salary
Other covered employees (including NEOs)	2x annual base salary
Directors	5x annual cash retainer

Persons covered by the policy are expected to utilize grants under equity compensation plans to reach the levels of ownership expected by the policy. For purposes of determining whether an individual covered by the policy has satisfied the stock ownership requirements of the policy, eligible equity includes shares of our common stock: (i) owned by the covered individual (including but not limited to stock purchased on the open market), (ii) owned jointly with the covered individual’s spouse and/or dependent children, (iii) owned by the covered individual’s spouse and/or dependent children, (iv) held by a covered individual in a 401(k) plan, if any, (v) purchased under an employee stock purchase plan maintained by the Company, if any, (vi) held in individual brokerage accounts or other custodial accounts or in trust for the benefit of the covered individual or the covered individual’s spouse and/or dependent children, whether acquired through open market purchase or otherwise, (vii) underlying time-based restricted stock, restricted stock units, or similar awards (whether vested or unvested), (viii) subject to vested/earned performance shares, performance units, other performance awards, other stock-based awards, or similar vested/earned awards, and (ix) received upon the exercise of stock options or stock appreciation rights (“SARs”). Eligible equity does not include shares of our common stock: (i) subject to options or SARs or (ii) subject to unvested/unearned performance shares, performance units, or similar awards.

The policy also incorporates a retention element requiring such persons to retain 50% of the net shares resulting from the vesting or exercise of equity awards for a minimum of 12 months following the applicable vesting or earning date and until the applicable stock ownership guidelines are met. As of December 31, 2023, all directors and covered employees were in compliance with our stock ownership guidelines.

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Clawback Policies

During 2023, we adopted a new Dodd-Frank Act Compensation Recoupment (Clawback) Policy that complies with new rules promulgated by the NYSE and the SEC (the “Clawback Policy”). The Clawback Policy generally applies to current and former executive officers, and it provides for the recovery of certain incentive-based compensation received during a three-year recovery period if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The incentive-based compensation recoverable under the Clawback Policy generally includes the amount of incentive-based compensation received (on or after October 2, 2023) that exceeds the amount that would have been received had it been determined based on the restated amounts (without regard to any taxes paid). The Clawback Policy does not condition clawback on the fault of the executive officer, but the required clawback under the Clawback Policy is subject to certain limited exceptions in accordance with the SEC and NYSE rules.

We also continue to maintain our prior clawback policy (the “Supplemental Policy”) as a supplement to the Clawback Policy. Under the Supplemental Policy, the Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer, any other person who is an executive officer, and such other persons as may be determined by the Board or the Compensation Committee, may be required to return to us and/or forfeit all or a portion of any cash-based incentive compensation and/or equity-based incentive compensation received by such covered employee. Such a return or forfeit is required, unless the Compensation Committee determines otherwise, if (i) compensation is received based on financial statements that are subsequently restated in a way that would decrease the amount of the award to which such person was entitled, (ii) such compensation was received by the covered employee and the Compensation Committee determines that such employee has violated a non-competition, non-solicitation, confidentiality, or other restrictive covenant applicable to such employee, or (iii) recoupment is otherwise required under applicable law.

Prohibition Against Hedging and Pledging

As stated in our Code of Ethics, directors, officers, employees, and their designees may not engage in activities that are designed to profit from trading activity or hedge against decreases in the value of our securities. This includes holding securities in a margin account or pledging securities as collateral for a loan or other obligation and purchasing any financial instrument or contract, including prepaid variable forward contracts, equity swaps, collars, and exchange traded funds, which is designed to hedge or offset any risk of decrease in the market value of our common stock. These prohibitions apply regardless of whether the equity securities have been granted to the directors, executive officers, or other employees as part of their compensation or are held, directly or indirectly, by such persons or their designees.

In addition, pursuant to our Stock Ownership and Retention Policy, shares subject to the retention requirements of the policy may not be pledged, hypothecated, or made subject to execution, attachment, or similar process.

No Excise Tax Gross-Ups

We did not provide any of our executive officers with a “gross-up” or other reimbursement payment for any tax liability that may be owed as a result of the application of Internal Revenue Code (“Code”) Sections 280G, 4999, or 409A during 2023, and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other reimbursement.

Deductibility of Executive Compensation

Code Section 162(m) generally limits our ability to deduct for tax purposes compensation over $1,000,000 to our principal executive officer, principal financial officer, or any one of our other three highest paid executive officers. The Compensation Committee reviews and considers the deductibility of executive compensation under Code Section 162(m) and may authorize certain payments in excess of the $1,000,000 limitation. The Compensation Committee believes that it needs to balance the benefits of designing tax deductible awards with the need to design awards that attract, retain, and reward executives responsible for our success.

Payments Upon Termination and Change-in-Control

Pursuant to the terms of the Regional Management Corp. Executive Severance and Change-in-Control Plan and certain long-term incentive award agreements, our NEOs are entitled to certain benefits upon the termination of their employment with us, the terms of which are described below under “Summary of Employment Arrangements with Named Executive Officers.”

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Risk Assessment of Compensation Policies and Practices

We have assessed our compensation programs for all employees and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our company. We believe that our compensation programs reflect an appropriate mix of compensation elements and balance current and long-term performance objectives, cash and equity compensation, and risks and rewards. During 2023, the Compensation Committee reviewed our compensation policies and practices for all employees, including our NEOs, particularly as they relate to risk management practices and risk-taking incentives. As part of its review, the Compensation Committee discussed with management the ways in which risk is effectively managed or mitigated as it relates to our compensation programs and policies.

Based on this review, the Compensation Committee believes that our compensation programs do not encourage excessive risk but instead encourage behaviors that support sustainable value creation. The following features of our executive compensation program illustrate this point.

•
Compensation Committee Oversight. Our executive compensation programs are regularly reviewed and overseen by an independent Compensation Committee that retains the discretion to reduce compensation based on corporate and individual performance and other factors.
•
Mix of Incentives. Our compensation programs provide an appropriate mix of short-term and long-term incentives, as well as cash and equity opportunities.
•
Mix of Performance Metrics. The performance metrics associated with our incentive programs incorporate a variety of drivers of our business over both annual and three-year time horizons. They also include a qualitative component, providing the Compensation Committee with flexibility beyond its inherent negative discretion.
•
Cap on Short- and Long-Term Incentive Awards. All short- and long-term incentive awards have a maximum performance measure which caps the payout for any given performance-based award.
•
Strong Link to Stockholder Interests. Equity components and long-term performance metrics create a strong alignment between our executives’ interests and our stockholders’ interests. Because long-term incentives typically vest over a three-year period, our executives will always have unvested awards that could decrease in value if our business is not well-managed for the long term.
•
Review by Independent Compensation Consultant. Our executive compensation programs have been reviewed and analyzed by an independent compensation consultant.
•
Alignment with Annual Budget and Long-Term Strategic Plan. Performance metrics in our short- and long-term incentive programs are aligned with both our annual budget and our long-term strategic plan.
•
Protective Policies. We have adopted “clawback” policies, a stock ownership and retention policy, and prohibitions against hedging and pledging, thereby creating additional protections for our company and encouraging an alignment of our executives’ and stockholders’ interests.
•
Field Incentive Plan. Our operations field incentive plan is focused on growth, control, and profit—the three primary drivers of success in our branches. This creates appropriate alignment of employee incentive opportunities with company goals.
•
Administration and Disclosure. Administrative procedures, communication, and disclosure processes closely align with “best practices.”
•
Securities Trading Policy. Officers must obtain permission from the General Counsel before the purchase or sale of any shares, even during an open trading period.

Based on the factors above, we believe that our NEOs and other employees are encouraged to manage our company in a prudent manner and that our incentive programs are not designed to encourage our NEOs or other employees to take excessive risks or risks that are inconsistent with the Company’s and our stockholders’ best interests. In addition, we have in place various controls and management processes that help mitigate the potential for incentive compensation plans to materially and adversely affect the Company.

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 37

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with management. Based upon such review, the related discussions, and such other matters deemed relevant and appropriate to the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 through incorporation by reference to this Proxy Statement.

Members of the
Human Resources and Compensation Committee:

Steven J. Freiberg (Chair)
Maria Contreras-Sweet
Carlos Palomares

The Compensation Committee report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate the Compensation Committee report by reference therein.

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 38

Executive Compensation Tables

Summary Compensation Table

The following table sets forth the cash and other compensation that we paid to our named executive officers or that was otherwise earned by our named executive officers for their services in all employment capacities during the fiscal years ended December 31, 2023, 2022, and 2021.

Name and Principal Position(1)	Year	Salary(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Robert W. Beck,	2023	660,000	2,999,987	—	1,451,000	180,830	5,291,817
President and Chief Executive Officer	2022	660,000	2,999,974	—	1,187,860	67,843	4,915,677
	2021	640,000	1,119,954	559,992	1,364,160	42,179	3,726,285
Harpreet Rana,	2023	420,000	889,964	—	544,250	35,367	1,889,581
Executive Vice President and	2022	420,000	799,913	—	257,880	26,867	1,504,660
Chief Financial Officer	2021	400,000	166,240	—	568,400	20,877	1,155,517
John D. Schachtel,	2023	441,000	824,962	—	557,400	89,980	1,913,342
Former Executive Vice President and	2022	441,000	824,965	—	492,902	57,052	1,815,919
Chief Operating Officer	2021	428,000	320,996	160,499	779,863	46,055	1,735,413
Brian J. Fisher,	2023	412,000	674,968	—	520,800	70,744	1,678,512
Executive Vice President and Chief	2022	412,000	674,919	—	445,422	37,589	1,569,930
Strategy and Development Officer	2021	400,000	299,964	149,996	664,252	25,699	1,539,911
Manish Parmar,	2023	363,000	544,967	—	458,700	74,384	1,441,051
Executive Vice President and	2022	363,000	544,955	—	405,038	34,590	1,347,583
Chief Credit Risk Officer	2021	352,000	263,942	131,990	500,192	24,879	1,273,003

__________

(1)
Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar commenced employment effective as of July 22, 2019, November 23, 2020, May 30, 2017, January 14, 2013, and January 6, 2020, respectively. Mr. Beck was promoted to President and Chief Executive Officer effective March 26, 2020. Mr. Schachtel's employment was terminated without cause effective as of December 31, 2023.
(2)
The amounts represent annual base salaries, pro-rated for any partial year of service. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Base Salary.”
(3)
Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

In 2023, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted PRSUs having the following grant date fair values: Mr. Beck, $1,499,990; Ms. Rana, $444,982; Mr. Schachtel, $412,484; Mr. Fisher, $337,478, and Mr. Parmar, $272,484 (and a maximum potential value of $2,249,986; $667,472; $618,727; $506,218 and $408,726, respectively). The actual number of PRSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based on achieving absolute cumulative total shareholder return goals over the three-year performance period. Vested PRSUs are then subject to an additional one-year holding period following the vesting date.

In 2023, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted RSAs having the following total grant date fair values: Mr. Beck, $1,499,997; Ms. Rana, $444,982; Mr. Schachtel, $412,478; Mr. Fisher, $337,490; and Mr. Parmar, $272,483. One-third of the shares subject to the RSA granted to each of Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar vests on each of December 31, 2023, December 31, 2024, and December 31, 2025, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement.

In 2022, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted PRSUs having the following grant date fair values: Mr. Beck, $1,499,980; Ms. Rana, $399,950; Mr. Schachtel, $412,499; Mr. Fisher, $337,466, and Mr. Parmar, $272,482 (and a maximum potential value of $2,249,971; $599,925; $618,748; $506,199 and $408,723, respectively). The actual number of PRSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based on achieving absolute

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 39

cumulative total shareholder return goals over the three-year performance period. Vested PRSUs are then subject to an additional one-year holding period following the vesting date.

In 2022, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted RSAs having the following total grant date fair values: Mr. Beck, $1,499,994; Ms. Rana, $399,963; Mr. Schachtel, $412,466; Mr. Fisher, $337,453; and Mr. Parmar, $272,473. One-third of the shares subject to the RSA granted to each of Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar vests on each of December 31, 2022, December 31, 2023, and December 31, 2024, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement.

In 2021, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were granted performance-contingent RSUs having the following grant date fair values: Mr. Beck, $559,977; Ms. Rana, $166,240; Mr. Schachtel, $160,498; Mr. Fisher, $149,982, and Mr. Parmar, $131,971 (and a maximum potential value of $839,965; $249,345; $240,733; $224,958 and $197,941, respectively). The actual number of RSUs, if any, that may be earned may range from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2021 through December 31, 2023, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period.

In 2021, Messrs. Beck, Schachtel, Fisher, and Parmar were granted RSAs having the following total grant date fair values: Mr. Beck, $559,977; Mr. Schachtel, $160,498; Mr. Fisher, $149,982; and Mr. Parmar, $131,971. One-third of the shares subject to the RSA granted to each of Messrs. Beck, Schachtel, Fisher, and Parmar vests on each of December 31, 2021, December 31, 2022, and December 31, 2023, so long as such employee’s employment continues (or is deemed to continue) from the grant date through the respective vesting dates or as otherwise provided in the applicable RSA agreement.

The PRSUs, performance-contingent RSUs, and RSAs are subject to further terms and conditions, including as to vesting, as set forth in an award agreement. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(4)
Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Since 2021, the Company has not issued option awards.

For 2021, the option awards granted to Messrs. Beck, Schachtel, Fisher, and Parmar vested in three equal installments on each of December 31, 2021, 2022, and 2023.

The option awards are subject to further terms and conditions as set forth in an award agreement.

(5)
For 2023, the amounts for Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar represent performance-based annual cash awards earned in 2023 and cash-settled performance units that were granted in 2021 and earned over a performance period of January 1, 2021 through December 31, 2023. In the case of the performance-based annual cash awards, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar earned $891,000, $378,000, $396,900, $370,800, and $326,700, respectively. In the case of the cash-settled performance units, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar earned $560,000, $166,250, $160,500, $150,000, and $132,000, respectively. We paid all such earned amounts in 2024.

For 2022, the amount for Ms. Rana represents her performance-based annual cash award earned in 2022. For Messrs. Beck, Schachtel, Fisher, and Parmar, the amounts represent performance-based annual cash awards earned in 2022 and cash-settled performance units that were granted in 2020 and earned over a performance period of January 1, 2020 through December 31, 2022. In the case of the performance-based annual cash awards, Messrs. Beck, Schachtel, Fisher, and Parmar earned $607,860, $267,246, $249,672, and $222,882, respectively. In the case of the cash-settled performance units, Messrs. Beck, Schachtel, Fisher, and Parmar earned $580,000, $225,656, $195,750, and $182,156, respectively. We paid all such earned amounts in 2023.

For 2021, the amounts for Mr. Beck, Ms. Rana, and Mr. Parmar represent performance-based annual cash awards earned in 2021. For Messrs. Schachtel and Fisher, the amounts represent performance-based annual cash awards earned in 2021 and cash-settled performance units that were granted in 2019 and earned over a performance period of January 1, 2019 through

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 40

December 31, 2021. In the case of the performance-based annual cash awards, Messrs. Schachtel and Fisher earned $608,188 and $568,400, respectively. In the case of the cash-settled performance units, Messrs. Schachtel and Fisher earned $171,675 and $95,852, respectively. We paid all such earned amounts in 2022.

For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Awards” and “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(6)
The following table provides detail regarding the amounts in the “All Other Compensation” column for 2023. Travel expense and mobile phone allowance ended following the termination of the executive employment agreements on April 6, 2023. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Perquisites.”

Name	Year	Dividends ($)	401(k) Plan Match ($)	Travel Expense to/from Personal Residence ($)	Optional Annual Health Screening ($)	Mobile Phone Allowance ($)	Long- Term Disability Insurance Benefits ($)	Total ($)
Robert W. Beck	2023	147,565	13,200	—	3,171	300	16,594	180,830
Harpreet Rana	2023	7,268	13,200	651	—	300	13,948	35,367
John D. Schachtel	2023	54,750	13,200	1,457	3,366	300	16,907	89,980
Brian J. Fisher	2023	47,593	13,200	—	2,425	—	7,526	70,744
Manish Parmar	2023	48,239	13,200	—	3,446	300	9,199	74,384

Grants of Plan-Based Awards

The following table provides information concerning annual and long-term incentive awards granted in 2023 to each of our named executive officers pursuant to our Annual Incentive Plan and our 2015 Plan.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	Grant Date Fair Value of Stock
Name	Award Type(1)	Grant Date	Threshold(2) ($)	Target ($)	Maximum ($)	Threshold(2) (#)	Target (#)	Maximum (#)	Units (#)	Awards(3) ($)
Robert W. Beck	Annual	1/1/2023	—	990,000	1,485,000
	PRSU	6/14/2023				23,148	46,296	69,444		1,499,990
	RSA	6/14/2023							49,148	1,499,997
Harpreet Rana	Annual	1/1/2023	—	420,000	630,000
	PRSU	6/14/2023				6,867	13,734	20,601		444,982
	RSA	6/14/2023							14,580	444,982
John D. Schachtel	Annual	1/1/2023	—	441,000	661,500
	PRSU	6/14/2023				6,365	12,731	19,096		412,484
	RSA	6/14/2023							13,515	412,478
Brian J. Fisher	Annual	1/1/2023	—	412,000	618,000
	PRSU	6/14/2023				5,208	10,416	15,624		337,478
	RSA	6/14/2023							11,058	337,490
Manish Parmar	Annual	1/1/2023	—	363,000	544,500
	PRSU	6/14/2023				4,205	8,410	12,615		272,484
	RSA	6/14/2023							8,928	272,483

__________

(1)
“Annual” refers to performance-based annual cash incentive award opportunities granted under our Annual Incentive Plan. “PRSU” refers to performance restricted stock units, and “RSA” refers to restricted stock award, each granted under our 2015 Plan. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Awards” and “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”
(2)
The threshold number of units indicated will be earned only if a threshold level of performance is achieved.
(3)
Amounts shown are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of the assumptions made in such valuation, see note 16 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 41

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning equity awards that were outstanding as of December 31, 2023, for each of our named executive officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
Robert W. Beck	21,489	—	25.35	07/22/29	9,519(3)	238,737	18,530(5)	464,732
	55,788	—	16.66	03/26/30	32,766(4)	821,771	28,807(6)	722,480
	53,742	—	30.22	02/04/31			46,296(7)	1,161,104
Harpreet Rana	17,371	—	28.21	11/23/30	2,538(3)	63,653	5,501(5)	137,965
					9,720(4)	243,778	7,681(6)	192,639
							13,734(7)	344,449
John D. Schachtel	34,403	—	20.00	05/30/27	2,618(3)	65,659	5,311(5)	133,200
	12,427	—	27.89	02/06/29(2)	9,010(4)	338,956	7,922(6)	198,684
	21,705	—	16.66	03/26/30(2)			12,731(7)	319,293
	15,403	—	30.22	02/04/31(2)
Brian J. Fisher	12,379	—	17.08	03/29/26	2,142(3)	53,721	4,963(5)	124,472
	8,918	—	19.99	03/15/27	7,372(4)	184,890	6,481(6)	162,543
	8,071	—	28.25	02/07/28			10,416(7)	261,233
	11,081	—	27.89	02/06/29
	18,828	—	16.66	03/26/30
	14,395	—	30.22	02/04/31
Manish Parmar	10,442	—	29.18	01/06/30	1,729(3)	43,363	4,367(5)	109,524
	12,667	—	30.22	02/04/31	5,952(4)	149,276	5,233(6)	131,244
							8,410(7)	210,923

__________

(1) Amounts are calculated based on the closing price ($25.08) of our common stock on December 29, 2023, the last trading day of 2023.

(2) Following Mr. Schachtel's termination on December 31, 2023, the expiration dates for each of his option awards were accelerated to December 31, 2028 pursuant to the terms of his option award agreements.

(3) This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of December 31, 2022, 2023, and 2024.

(4) This amount represents the unvested portion of a restricted stock award, which vests in three equal annual installments on each of December 31, 2023, 2024, and 2025.

(5) This amount represents the earned portion of a performance-contingent RSU that became eligible to vest on December 31, 2023, subject to our Compensation Committee’s certification as to the achievement of certain performance goals. The actual number of RSUs, if any, that may have been earned ranged from 0% to 150% of the target number of units, based primarily (90%) on our CAGR of pre-provision net income compared to our peer group over the performance period, January 1, 2021 through December 31, 2023, and to a lesser extent (10%) on our Compensation Committee’s assessment of our executive team’s achievement of its long-term strategic objectives over the same time period. The number of target RSUs granted to Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar were as follows: Mr. Beck, 18,530 units, Ms. Rana, 5,501 units, Mr. Schachtel, 5,311 units, Mr. Fisher, 4,963 units, and Mr. Parmar, 4,367 units. Vesting was also contingent upon the continued employment of the executives through December 31, 2023. In April 2024, based upon results achieved during the performance period, our Compensation Committee determined that Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar earned 100.0% of their target RSUs. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

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(6) This amount represents a performance RSU, assuming an achievement level at target. The actual number of PRSUs, if any, that may be earned may range from 0% to 150% of the target number of units set forth in the table above, based on whether the Company meets a threshold level of absolute cumulative total shareholder return over a three-year performance period ending December 31, 2024. Vesting is also contingent upon the continued employment of the executive through December 31, 2024, or as otherwise provided in the applicable award agreement, and vested PRSUs are subject to an additional one-year holding period following the vesting date, which holding period ends December 31, 2025. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(7) This amount represents a performance RSU, assuming an achievement level at target. The actual number of PRSUs, if any, that may be earned may range from 0% to 150% of the target number of units set forth in the table above, based on whether the Company meets a threshold level of absolute cumulative total shareholder return over a three-year performance period ending June 14, 2026. Vesting is also contingent upon the continued employment of the executive through December 31, 2025, or as otherwise provided in the applicable award agreement, and vested PRSUs are subject to an additional one-year holding period following the vesting date, which holding period ends December 31, 2026. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

Option Exercises and Stock Vested

The following table summarizes the vesting of stock awards by each of our named executive officers during the fiscal year ended December 31, 2023. None of our named executive officers exercised options during the fiscal year ended December 31, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Robert W. Beck	—	—	50,608	1,269,249
Harpreet Rana	—	—	14,864	372,789
John D. Schachtel	—	—	18,476	463,378
Brian J. Fisher	—	—	12,445	312,121
Manish Parmar	—	—	13,249	332,285

__________

(1) The amounts represent the number of shares delivered following the vesting of restricted stock subject to RSAs on December 31, 2023, as well as the number of shares delivered following the vesting of performance-contingent RSUs on December 31, 2023, based upon results achieved during a performance period that began on January 1, 2021 and ended on December 31, 2023, as determined by our Compensation Committee in April 2024. For additional information, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards.”

(2) The value represents the gross number of shares that vested, multiplied by the closing price of our common stock on the applicable vesting date, and includes any amounts that were withheld for applicable taxes.

Equity Compensation Plan Information

The following table provides information concerning the common stock that may be issued upon the exercise of options, warrants, and rights under all of our existing equity compensation plans as of December 31, 2023. At that date, there were a total of 9,759,000 shares of our common stock outstanding.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Security Holders
2011 Stock Incentive Plan(1)	9,822(3)	15.97	—
2015 Long-Term Incentive Plan(2)	1,045,704(4)	23.46(5)	269,158(6)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total:	1,055,526	23.32	—

Regional Management Corp. | Proxy Statement for 2024 Annual Meeting of Stockholders | 43

__________

(1) In 2015, our stockholders approved the 2015 Plan, at which time all shares then available for issuance under the Regional Management Corp. 2011 Stock Incentive Plan (the “2011 Plan”) rolled over to the 2015 Plan. Awards may no longer be granted under the 2011 Plan. However, awards that are outstanding under the 2011 Plan will continue in accordance with their respective terms.

(2) The total shares available for future issuance in column (c) may be the subject of awards other than options, warrants or rights granted under the 2015 Plan.

(3) This amount represents shares of common stock underlying nonqualified stock option awards.

(4) This amount represents 499,529 shares of common stock underlying nonqualified stock option awards, 68,024 shares of common stock underlying performance-contingent RSU awards, 281,583 shares of common stock underlying PRSU awards, and 196,568 restricted shares of common stock underlying and issuable pursuant to key team member incentive program award agreements. Share amounts are determined based upon the maximum number of shares that may be delivered pursuant to the performance-based awards. Under the key team member incentive program, each participant is eligible to earn an RSA, subject to the achievement of performance goals over a one-year period. If earned, the RSA is issued following the one-year performance period and vests ratably over a subsequent two-year period (subject to continued employment or as otherwise provided in the underlying award agreement). No current executive officer participates in our key team member incentive program. There is no exercise price associated with the RSU and PRSU awards or restricted shares.

(5) Calculation excludes shares subject to RSU and PRSU awards and shares underlying and issuable pursuant to key team member incentive program award agreements.

(6) Following Mr. Schachtel's termination on December 31, 2023, the number of securities remaining available for future issuance was increased by 26,483 shares.

CEO Pay Ratio

The following table provides our calculation under applicable SEC regulations of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees for 2023.

Compensation Component	CEO ($)	Median Employee ($)
Salary	660,000	45,467
Stock Awards	2,999,987	—
Option Awards	—	—
Non-Equity Incentive Plan Compensation	1,451,000	—
All Other Compensation	180,830	—
Total Compensation:	5,291,817	45,467
CEO to Median Employee Pay Ratio:	116:1

We took the following steps in calculating the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees in 2023:

(1) We determined that, as of December 31, 2023, our employee population was equal to 2,081 individuals, all located in the United States. This number includes all the individuals determined to be employees for federal tax purposes, whether full-time, part-time, or temporary, as of that date. We chose December 31, 2023, which is within the last three months of our fiscal year as required by applicable SEC regulations, because it aligned with our calendar year payroll procedures.

(2) We next identified the employee receiving the median amount of compensation in our employee population. To do this, we compared the amount of wages and other compensation received by each employee, other than Mr. Beck, as reflected in our payroll records and reported to the Internal Revenue Service in Box 5 of Form W-2 for the calendar year ended December 31, 2023. This compensation measure was annualized for permanent employees who were employed on the measurement date but who did not work for the full calendar year. The compensation measure was consistently applied to all of our employees.

(3) Once we identified our median employee, we measured that employee’s annual total compensation for the 2023 fiscal year by adding together (a) the same elements of compensation that are included in Mr. Beck’s total fiscal 2023 compensation, as reported in our Summary Compensation Table above, and (b) non-discriminatory health and welfare benefits paid by Regional, if any, which we have included as “All Other Compensation” in the table above.

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(4) For Mr. Beck, we used the amounts reported in our Summary Compensation Table above. Mr. Beck did not participate in non-discriminatory health and welfare benefit plans offered by Regional in 2023.

The resulting pay ratio was calculated in a manner consistent with SEC regulations, and we believe that it constitutes a reasonable estimate. However, as contemplated by SEC regulations, we relied on methods and assumptions that we determined to be appropriate for calculating the Chief Executive Officer pay ratio at Regional. Other public companies may use methods and assumptions that differ from the ones we chose but are appropriate for their circumstances. It may therefore be difficult, for this and other reasons, to compare our reported pay ratio to pay ratios reported by other companies, including companies in our industry.

Pay Versus Performance

Under the rules adopted pursuant to The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance metrics and total shareholder return of the Company. As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table below. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to the section “Compensation Discussion and Analysis.”

							Value of Initial Fixed $100 Investment Based On:			Company-Selected Measure
Year	Summary Compensation Table Total for Current CEO(1) ($)	Summary Compensation Table Total for Former CEO(1) ($)	Compensation Actually Paid to Current CEO(2) ($)	Compensation Actually Paid to Former CEO(2) ($)	Average Summary Compensation Table Total for Non-CEO NEOs(3) ($)	Average Compensation Actually Paid to Non-CEO NEOs(4) ($)	Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)	Net Income(7) ($)	Pre-Provision Net Income(8) ($)
2023	5,291,817	—	4,175,812	—	1,730,622	1,452,684	92.58	125.46	15,958,000	36,439,000
2022	4,915,677	—	366,271	—	1,559,523	344,948	99.15	107.05	51,224,000	66,516,000
2021	3,726,285	—	8,203,368	—	1,425,961	2,703,198	196.79	122.65	88,687,000	96,020,000
2020	2,800,893	3,441,816	3,918,267	1,300,234	1,599,449	1,920,139	100.26	97.82	26,730,000	47,338,000

__________

(1) The dollar amounts reported are the amounts of total compensation reported for each corresponding year in the “Total” column of the Summary Compensation Table. Peter R. Knitzer served as our former Chief Executive Officer, and his employment terminated on March 26, 2020.

(2) The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Beck and Mr. Knitzer, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Beck (current CEO) or Mr. Knitzer (former CEO) during the applicable year. The following adjustments were made to Mr. Beck’s and Mr. Knitzer’s total compensation, respectively, for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for CEO ($)	Less: Reported Value of Equity Awards(a) ($)	Add: Equity Award Adjustments(b) ($)	Compensation Actually Paid to CEO ($)
2023	5,291,817	2,999,987	1,883,982	4,175,812
2022	4,915,677	2,999,974	(1,549,432)	366,271
2021	3,726,285	1,679,946	6,157,029	8,203,368
2020	2,800,893	1,229,495	2,346,869	3,918,267

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Year	Reported Summary Compensation Table Total for Former CEO ($)	Less: Reported Value of Equity Awards(a) ($)	Add: Equity Award Adjustments(b) ($)	Compensation Actually Paid to Former CEO ($)
2023	N/A	N/A	N/A	N/A
2022	N/A	N/A	N/A	N/A
2021	N/A	N/A	N/A	N/A
2020	3,441,816	—	(2,141,582)	1,300,234

__________

(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the year-end; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year (any such dividends are accrued but not paid unless and until the applicable award (or portion thereof) vests). The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for Mr. Beck are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	1,907,875	(210,041)	410,861	(233,257)	—	8,544	1,883,982
2022	965,224	(1,134,964)	267,265	(1,780,084)	—	133,126	(1,549,432)
2021	2,860,183	1,429,691	842,850	963,945	—	60,359	6,157,029
2020	1,863,394	(11,407)	494,371	(8,816)	—	9,327	2,346,869

The amounts deducted or added in calculating the equity award adjustments for Mr. Knitzer are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	—	85,771	—	(1,152,968)	(1,079,477)	5,091	(2,141,582)

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(3) The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers as a group (excluding Mr. Beck, who has served as our CEO since 2020, and Mr. Knitzer, who served as our CEO until his termination on March 26, 2020) in the “Total” column of the Summary Compensation Table in each applicable year. The named executive officers (excluding Mr. Beck and Mr. Knitzer, as applicable) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, 2022, and 2021, Harpreet Rana, John D. Schachtel, Brian J. Fisher, and Manish Parmar; and (ii) for 2020, Harpreet Rana, John. D. Schachtel, Brian J. Fisher, Manish Parmar, and Michael S. Dymski.

(4) The dollar amounts reported represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Beck and Mr. Knitzer, as applicable), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Beck and Mr. Knitzer, as applicable) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Beck and Mr. Knitzer, as applicable) for each year to determine the compensation actually paid, using the same methodology described above in footnote 2:

Year	Average Year End Fair Value of Equity Awards Granted in the Year ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2023	466,610	(49,795)	100,489	(61,659)	—	132	455,778
2022	228,822	(333,259)	63,356	(493,920)	—	31,614	(503,387)
2021	644,027	528,887	166,476	293,032	—	18,221	1,650,643
2020	698,510	11,595	197,260	(29,216)	—	4,729	882,877

(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Reported Summary Compensation Table Total for Non-CEO NEOs ($)	Less: Average Reported Value of Equity Awards(a) ($)	Add: Average Equity Award Adjustments(b) ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)
2023	1,730,622	733,715	455,778	1,452,684
2022	1,559,523	711,188	(503,387)	344,948
2021	1,425,961	373,407	1,650,643	2,703,198
2020	1,599,449	562,188	882,877	1,920,139

(5) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.

(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The Company utilized the NYSE Financial Index for the peer group. This index has been utilized historically in our Annual Reports on Form 10-K in connection with the required performance graph.

(7) The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8) Pre-provision net income is defined as net income excluding the tax-effected impact of the change in the allowance for credit losses but including the impact of recognized net credit losses. This metric has been adjusted for certain non-operating restructuring expenses incurred in 2023, as well as non-performing loan sales transacted in 2022 and 2023.

Financial Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term

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incentive awards are selected based on an objective of incentivizing our named executive officers to increase the value of our enterprise for our stockholders. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that pre-provision net income is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to Company performance.

The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
Pre-provision net income
•
Pre-provision return on assets
•
Total shareholder return

Analysis of the Information Presented in the Pay versus Performance Table

The following charts show the relationship between Compensation Actually Paid and the required performance measures in the tabular disclosure above—Company TSR, Net Income, and Pre-Provision Net Income (the Company-Selected Measure), as well as a comparison of Company TSR against NYSE Financial Index TSR.

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Summary of Employment Arrangements with NAMED Executive Officers

In 2023, the following individuals served as our named executive officers:

•
Robert W. Beck, our President and Chief Executive Officer;
•
Harpreet Rana, our Executive Vice President and Chief Financial Officer;
•
John D. Schachtel, our former Executive Vice President and Chief Operating Officer;
•
Brian J. Fisher, our Executive Vice President and Chief Strategy and Development Officer; and
•
Manish Parmar, our Executive Vice President and Chief Credit Risk Officer.

We entered into employment letters or agreements with each of our named executive officers shortly before each commenced employment with us. We entered into initial employment agreements with each of these executives as follows: Mr. Beck (July 2019), Ms. Rana (September 2020), Mr. Schachtel (May 2017), Mr. Fisher (January 2013), and Mr. Parmar (January 2020). In August 2017, we entered into an employment agreement with Mr. Fisher that superseded his prior employment letter agreement and amended the employment agreement of Mr. Schachtel. In addition, in March 2020, we entered into an employment agreement with Mr. Beck in connection with his assumption of the role of President and Chief Executive Officer, which superseded his prior employment agreement as our former Executive Vice President and Chief Financial Officer. Further, in July 2020 and September 2020, we entered into employment agreements with Messrs. Schachtel and Fisher, respectively, that superseded each executive’s prior employment agreement. Mr. Fisher’s 2020 employment agreement occurred in the context of his appointment as Executive Vice President and Chief Strategy and Development Officer.

On April 6, 2023, we adopted the Regional Management Corp. Executive Severance and Change in Control Plan (the “Severance Plan”), in connection with which all existing employment agreements of our named executive officers were terminated.

We describe below the material terms of our named executive officer’s employment agreements that were effective for a portion of the fiscal year ending December 31, 2023. We also provide a description of the material terms of the Severance Plan that became effective April 6, 2023. Additional information regarding the compensation that our named executive officers are eligible for, earned, and were paid is set forth elsewhere in this Proxy Statement, including in the Compensation Discussion and Analysis and the Executive Compensation Tables set forth above.

Former Employment Agreements with Named Executive Officers

The former employment agreements with each of our named executive officers provided for a three-year term as follows:

Name	Employment Agreement Term End Date
Robert W. Beck	March 25, 2023
Harpreet Rana	November 23, 2023
John D. Schachtel	July 1, 2023
Brian J. Fisher	September 30, 2023
Manish Parmar	January 6, 2023

Other than Messrs. Parmar and Beck, whose employment agreements ended pursuant to their terms on January 6, 2023 and March 25, 2023, respectively, the employment agreements of each of our other named executive officers were terminated in connection with the adoption of the Severance Plan and participation of such named executive officer thereunder, effective as of April 6, 2023.

The employment agreements generally provided for compensation to our executives in the form of annual base salaries, annual cash incentive opportunities, long-term incentive opportunities, and various other limited perquisites and personal benefits. Our executives were also subject to certain restrictive covenants set forth in the employment agreements, including a covenant not to compete.

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Pursuant to their employment agreements, our named executive officers were entitled to annual base salaries of no less than the amounts indicated below:

Name	Employment Agreement Base Salary
Robert W. Beck	$600,000
Harpreet Rana	$400,000
John D. Schachtel	$415,000
Brian J. Fisher	$400,000
Manish Parmar	$335,000

All base salaries were pro-rated for any partial year pursuant to the terms of each executive’s employment agreement.

For each calendar year during the employment term under Mr. Beck’s employment agreement, he was eligible to earn an annual bonus award under our Annual Incentive Plan based upon the achievement of performance targets established by our Compensation Committee, with a target bonus equal to no less than 150% of his base salary, pro-rated for any partial year. Mr. Beck’s employment agreement provided that Mr. Beck’s target annual bonus award under our Annual Incentive Plan for 2020 was $787,364. For each calendar year during the employment term, our other named executive officers were eligible to earn an annual bonus award under our Annual Incentive Plan based upon the achievement of performance targets established by our Compensation Committee, with a target bonus equal to no less than 100% of the executive’s base salary, in each case pro-rated for any partial year. Notwithstanding the foregoing, Mr. Fisher’s employment agreement provided that his target bonus for 2020 was $370,164.

Under the terms of Ms. Rana’s employment agreement, we paid a $100,000 cash signing bonus to her in 2020 to offset her loss of forfeited incentive and/or equity-based compensation with her former employer. Ms. Rana’s signing bonus was subject to repayment in full if she voluntarily terminated her employment before the first anniversary of her employment date. We also paid a $250,000 cash signing bonus to Mr. Parmar in 2020 pursuant to his employment agreement to offset his loss of his annual bonus opportunity with his prior employer. Mr. Parmar’s signing bonus was subject to ratable repayment if he terminated his employment before the third anniversary of his employment date.

The employment agreement of Mr. Beck provided that he was entitled to receive a nonqualified stock option award, a restricted stock award, a performance-contingent RSU award, and a cash-settled performance unit award. Mr. Beck’s nonqualified stock option and restricted stock award were granted following the effective date of his employment agreement in 2020, while his performance-contingent RSU award and cash-settled performance unit award were granted in connection with the grant of other executive 2020 long-term incentive plan awards. The vesting of each such award is subject to continued employment through the vesting date and, in the case of the performance-contingent RSU award and the cash-settled performance unit award, the achievement of performance objectives established by our Compensation Committee. The employment agreements of Ms. Rana and Mr. Parmar provided that each executive was entitled to receive a nonqualified stock option award, a restricted stock award, a performance-contingent RSU award, and a cash-settled performance unit award. Ms. Rana’s nonqualified stock option and restricted stock award were granted following her commencement date in 2020, while her performance-contingent RSU award and cash-settled performance unit award were granted in connection with the grant of other executive 2021 long-term incentive plan awards. The nonqualified stock option award and restricted stock award provided for in Mr. Parmar’s employment agreement were granted as soon as practicable following his commencement date in 2020, while his performance-contingent RSU award and cash-settled performance unit award were granted in connection with the grant of other executive 2020 long-term incentive plan awards. The vesting of each of Ms. Rana’s and Mr. Parmar’s awards is subject to continued employment through the vesting date and, in the case of the performance-contingent RSU awards and the cash-settled performance unit awards, the achievement of performance objectives established by our Compensation Committee. Each named executive officer is otherwise eligible to participate in our long-term incentive program at the sole discretion of our Compensation Committee and our Board.

Commencing in 2021 (or 2022, in the case of Ms. Rana, and 2020, in the case of Mr. Schachtel), the employment agreements of our executives provided for an annual base salary, annual cash incentive opportunity, and long-term incentive opportunity totaling in the aggregate of at least the following amounts: Mr. Beck ($3,600,000), Ms. Rana ($1,400,000), Mr. Schachtel ($1,452,500), Mr. Fisher ($1,400,000), and Mr. Parmar ($1,172,500). Each executive’s annual total compensation opportunity was subject to our Compensation Committee’s discretion to adjust base salary, determine allocations between cash and equity compensation opportunities, establish performance and/or multi-year service criteria, and determine if and to the extent any incentive compensation is earned and payable based on the attainment of performance criteria and other terms and conditions established by our Compensation Committee, and further subject to the terms and conditions of the applicable incentive plan and

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related award agreements (including, if applicable under any such plan or award agreement, multi-year vesting). Long-term incentive awards are subject to the terms of the 2015 Plan and the related award agreements.

Pursuant to Mr. Beck’s employment agreement, we paid for reasonable expenses (not to exceed $5,000) associated with Mr. Beck’s travel in 2020 to and from his additional Connecticut residence to our headquarters in South Carolina. Additionally, we provided relocation benefits to Mr. Parmar under his employment agreement in 2020 to relocate to the Dallas–Fort Worth–Arlington, Texas metropolitan area, which included reimbursement of commuting expenses to our Flower Mound, Texas office from his residence and reasonable temporary living expenses in the Dallas–Fort Worth–Arlington, Texas metropolitan area. Mr. Parmar was also eligible for reimbursement of amounts up to $50,000 in the event that he was required to reimburse his immediate past employer for all or a portion of his previously-reimbursed relocation expenses, with any such reimbursed amounts subject to ratable repayment in the event Mr. Parmar voluntarily terminated his employment before the third anniversary of his commencement date.

The former employment agreements of our executives provided and the long-term incentive award agreements of our executives currently provide for certain severance benefits following an executive’s termination by us without cause, by the executive as a result of good reason, due to the executive’s disability, due to the executive’s death, or following a “double-trigger” change-in-control event. A “double-trigger” change in control event requires both (1) a change in control and (2) an executive’s termination by us without cause or by the executive as a result of good reason within certain time frames. The terms “cause,” “good reason,” “disability,” and “change in control” are defined in the 2011 Plan, the 2015 Plan, and/or each executive’s former employment agreement and/or long-term incentive award agreements, as applicable. Under the former employment agreements, as well as the long-term incentive award agreements, an executive’s receipt of any severance benefits was subject to the executive’s execution of a release of claims within the time period specified in the employment agreement and the continued compliance with the restrictive covenants described below.

Each named executive officer was subject to various restrictive covenants pursuant to his or her former employment agreement, and his or her entitlement to certain benefits was contingent upon his or her compliance with such covenants. Specifically, the employment agreements subjected each named executive officer to a covenant not to disclose our confidential information during his or her employment and at all times thereafter, a covenant not to compete during his or her employment and for a period of one year (or two years, in the case of Mr. Beck) following his or her termination of employment, a covenant not to solicit competitive “business services” through or from “loan sources” (each as defined in the employment agreements) during his or her employment and for a period of one year (or two years, in the case of Mr. Beck) following his or her termination of employment, a covenant not to solicit or hire our employees during his or her employment and for a period of one year (or two years, in the case of Mr. Beck) following his or her termination of employment, and a non-disparagement covenant effective during the employment term and at all times thereafter. Each executive’s covenant not to compete was limited to an area within 25 miles of any of our branches or other offices.

Executive Severance and Change in Control Plan

On April 6, 2023, we adopted the Severance Plan. The Severance Plan is intended to attract and retain qualified executives by providing participants with the opportunity to receive severance benefits in the event of certain terminations of employment, as well as attempt to assure the present and future continuity, objectivity, and dedication of management in the event of a change in control.

The initial term of the Severance Plan expires April 6, 2026. The Board or the Compensation Committee may extend the term until such later date(s) as may be established by the Board or the Compensation Committee. The Severance Plan is administered by the Compensation Committee; however, the Board, in its sole discretion, may take any action under the Plan as it deems necessary or appropriate.

The Severance Plan provides for certain severance benefits following:

•
a participant’s termination of employment due to a “qualifying termination” (termination of the participant’s employment by the participant for good reason or by the Company for any reason other than cause, disability, or death) other than in connection with a change in control;
•
a qualifying termination within one (1) year immediately following a change in control or within six (6) months immediately prior to such change in control; and
•
termination by reason of disability.

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The Severance Plan also addresses payments and benefits due to participants following a participant’s death, for cause termination, and voluntary termination. The terms “cause,” “good reason,” “disability,” and “change in control” are defined in the Severance Plan.

Payment of certain benefits to a participant under the Severance Plan is subject to the participant’s compliance with various restrictive covenants. In particular, participants are subject to a covenant not to disclose our confidential information during his or her employment and at all times thereafter, a covenant not to solicit competitive “business services” through or from “loan sources” (each as defined in the Severance Plan) during his or her employment and for a period of one year (or two years, in the case of our Chief Executive Officer) following his or her termination of employment, a covenant not to solicit or hire our employees during his or her employment and for a period of one year (or two years, in the case of our Chief Executive Officer) following his or her termination of employment, a covenant not to compete during his or her employment and for a period of one year (or two years, in the case of our Chief Executive Officer) following his or her termination of employment, and a non-disparagement covenant effective during the employment term and at all times thereafter.

All payments and benefits made to a participant under the Severance Plan will be subject to any recoupment, “claw-back,” or similar policy or arrangement adopted by the Board, and any similar provisions under applicable law. The Compensation Committee may also require forfeiture or recoupment of any payments or benefits provided under the Severance Plan if a participant engages in certain types of conduct, including violation of our company policies or breach of restrictive covenants applicable to the participant. Further, severance payments are contingent upon the participant’s execution of a full release and waiver acceptable to the Company.

As a condition to participation, selected participants must enter into a Participation Agreement (each, a “Participation Agreement”). The Compensation Committee has selected certain senior executive officers, including each of our named executive officers, to participate in the Severance Plan pursuant to Participation Agreements that were effective April 6, 2023. Each Participation Agreement specifies a participant’s levels, or multiples, of potential severance benefits and contains certain other terms and conditions related to participation. The severance multiple for Mr. Beck in the non-change in control context is two (2), and the severance multiple in such context for all other named executive officers is one (1). The severance multiple in the context of a change in control is two (2) for all named executive officers, including Mr. Beck. The severance period during which benefits will be paid has been established as 24 months for Mr. Beck and 12 months for all other named executive officers. Pursuant to the Severance Plan, any outstanding equity or other long-term incentive awards held by a participant will be subject to the terms and conditions of the applicable stock plan and applicable award agreement, except as may be otherwise provided in a participant’s Participation Agreement.

The severance benefits of each of our named executive officers as of December 31, 2023 are described in “Summary of Employment Arrangements with Executive Officers – Potential Payments Upon Termination or Change-in-Control,” below.

Other Arrangements with Named Executive Officers

Each named executive officer must abide by any applicable equity retention policy, compensation recovery policy, stock ownership guidelines, or other similar policies that we maintain. Further, as described above under “Former Employment Agreements with Named Executive Officers,” our executives’ long-term incentive award agreements provide for certain severance benefits following an executive’s termination by us without cause, by the executive as a result of good reason, due to the executive’s disability, due to the executive’s death, or following a “double-trigger” change in control event.

We also provide our executives with benefits generally available to our other employees, including medical and retirement plans. In addition, we provide our executives with the use of a mobile phone (or the provision of a stipend for a mobile phone), disability insurance policies, and reasonable travel expenses. All of our named executive officers are subject to the same travel reimbursement policy as all of our other employees.

Potential Payments Upon Termination or Change in Control

Under our Severance Plan and their long-term incentive award agreements, our executive officers are entitled to severance benefits following certain terminations. These benefits ensure that our executives are motivated primarily by the needs of our business, rather than circumstances that are outside of the ordinary course of business (such as circumstances that might lead to the termination of an executive’s employment or that might lead to a change in control). Severance benefits provide for a level of continued compensation if an executive’s employment is adversely affected in these circumstances, subject to certain conditions. We believe that these benefits enable executives to focus fully on their duties while employed by us, ensure that our executives act in the best interests of our stockholders, even if such actions are otherwise contrary to our executives’ personal interests, and

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alleviate concerns that may arise in the event of an executive’s separation from service with us. We believe that these severance benefits are in line with current market practices.

The rights to and level of benefits are determined by the type of termination event. The Severance Plan, including the related Participation Agreements of our named executive officers thereunder, provides for the following cash and other benefits:

Termination Event	Severance Benefits
“Qualifying Termination” Without a Change in Control

The Severance Plan defines “qualifying termination” as termination of a participant’s employment by the participant for good reason or by the Company for any reason other than cause, disability, or death.

(1)
Payment in Lieu of 30 Days’ Notice. At our election, 30 days’ base salary in lieu of allowing the participant to work through any required 30-day termination notice period.
(2)
Base Salary Continuation. In the case of Mr. Beck, an amount equal to two times his salary in effect on the termination date, payable over a period of 24 months following his termination date, and in the case of each other participant, an amount equal to his or her salary in effect on the termination date, payable over a period of 12 months following his termination date.
(3)
Average Bonus. In the case of Mr. Beck, an amount equal to two times his average bonus determined as of the termination date, payable over a period of 24 months following his termination date, and in the case of each other participant, an amount equal to his or her average bonus determined as of the termination date, payable over a period of 12 months following his or her termination date. A participant’s “average bonus” as defined in the Severance Plan is the average annual bonus paid for the three fiscal years preceding the year of termination or such lesser number of full fiscal years that the participant has been employed. If employment is terminated before the last day of the participant’s first full fiscal year, the average bonus is calculated as the participant’s target bonus.
(4)
Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which termination occurs, to the extent earned, plus, if termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned.
(5)
Health Benefits Continuation Coverage. Reimbursement of COBRA premiums for continuation coverage under our group medical plan for 24 months (in the case of Mr. Beck) or 12 months (in the case of each other participant) following his or her termination date, so long as he or she is not entitled to obtain insurance from a subsequent employer.
(6)
Outplacement Services. Reasonable outplacement service expenses for 24 months (in the case of Mr. Beck) or 12 months (in the case of each other participant) following the termination date, not exceeding $25,000 per year.

“Qualifying Termination” With a Change in Control

If a qualifying termination occurs within one (1) year immediately following a change in control or within six (6) months immediately prior to such change in control, then the participant is entitled to the benefits described immediately above, except the amounts described in items (2) and (3) will be increased to be two times salary and average bonus for all participants, except for Mr. Beck, whose benefits would remain at two times salary and average bonus. Such severance benefits will be payable over a period of 24 months following Mr. Beck’s termination date and a period of 12 months following the termination date of each other participant.

Disability

If employment is terminated due to the participant’s disability, he or she will be entitled to the same benefits as if a qualifying termination without a change in control occurred, except that he or she is not entitled to 30 days’ notice of termination (or payment in lieu thereof). The disability severance benefits will be reduced by the amount of any disability benefits paid to the participant pursuant to any disability insurance, plan, or policy provided by us to or for the benefit of the participant. If any disability benefits paid to an participant pursuant to any disability insurance, plan, or policy provided by us are not subject to local, state, or federal taxation, then our severance obligations in the event of termination due to the participant’s disability will be reduced by an amount equal to the gross taxable amount that we would have been required to pay in order to yield the net, after-tax benefit that the participant actually received pursuant to such disability insurance, plan, or policy.

Death

Annual Incentive Compensation. The pro-rata portion of any bonus for the year in which death occurs, to the extent earned, plus, if death occurs after year-end but before the bonus for the preceding year is

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Termination Event	Severance Benefits
paid, the bonus for the preceding year, to the extent earned (paid to the participant’s designated beneficiary or estate, as applicable).
Voluntary Termination

Annual Incentive Compensation. If termination occurs after year-end but before the bonus for the preceding year is paid, the bonus for the preceding year, to the extent earned (the participant is not entitled to any bonus for the year during which voluntary termination occurs).

Cause	None.

In addition to the benefits provided for under the Severance Plan, our long-term incentive award agreements provide for the following treatment of awards following termination:

Termination Event	Award Treatment
By the Company Without Cause, by the Executive for Good Reason, Due to Disability, or Due to Death
•
Nonqualified Stock Option Awards: Pro-rata accelerated vesting of any unvested shares.
•
Restricted Stock Awards: Pro-rata accelerated vesting of any unvested shares.
•
Performance-Contingent RSUs: Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.
•
Cash-Settled Performance Units: Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.
•
Performance Restricted Stock Units: Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

“Double-Trigger” Change in Control
•
Nonqualified Stock Option Awards: Full accelerated vesting in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.
•
Restricted Stock Awards: Full accelerated vesting in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.
•
Performance-Contingent RSUs: Full accelerated vesting at target in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.
•
Cash-Settled Performance Units: Full accelerated vesting at target in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.
•
Performance Restricted Stock Units: Full accelerated vesting (of the time-based RSUs resulting from the conversion of performance restricted stock units that are earned based upon performance determined at the time of the change in control) in the event of a termination of employment by us without cause or by the executive as a result of good reason within six months before or one year after the effective date of a change in control.

Retirement
•
Nonqualified Stock Option Awards: Continued vesting as if the executive remained employed.
•
Restricted Stock Awards: Unvested shares are forfeited as of the termination date.
•
Performance-Contingent RSUs: Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.
•
Cash-Settled Performance Units: Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.
•
Performance Restricted Stock Units: Eligibility to vest in a pro-rata portion of the award, subject to actual performance over the full performance period.

An executive is generally eligible for “Retirement” when he or she (i) is 65 or older at the time of termination, or (ii) is 55 or older at the time of termination and has completed ten (10) years of service to Regional.

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__________

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The following table provides information concerning the payments and the value of other benefits that our continuing named executive officers would have been eligible to receive if their employment had been terminated under the described circumstances on December 31, 2023. Our obligation to provide the payments and other benefits described in the table are found in our Severance Plan and each continuing named executive officer’s long-term incentive award agreements, in each case, as described above. With respect to Mr. Schachtel, the table provides information concerning the payments and benefits he has received or will receive under the Severance Plan, subject to his compliance with the restrictive covenants contained in the Severance Plan, in connection with the termination of his employment without cause on December 31, 2023. The termination of his employment was treated as a “Qualifying Termination” under the Severance Plan.

In calculating the amounts included in the table below, we have assumed (i) that the termination event and/or change in control occurred on December 31, 2023, (ii) a share price of $25.08 (our closing share price on December 29, 2023), and (iii) the following:

•
“Payment in Lieu of 30 Days’ Notice”: We have assumed that we will elect to pay 30 days’ base salary in lieu of allowing the NEO to work through any required 30-day termination notice period.
•
“Severance Payment”: The amount represents a combination of the “Base Salary Continuation” and “Average Bonus” payments described above.
•
“Annual Incentive Compensation”: The amount is based upon the level of performance and percentage payout actually achieved, as determined by the Compensation Committee in January 2024.
•
“Long-Term Incentive Award Vesting”: The value associated with accelerated nonqualified stock option awards has been calculated by multiplying the number of accelerated shares by the amount by which our stock price as of December 31, 2023 exceeded (if at all) the exercise price of the option. For any performance-contingent long-term incentive award where vesting remains subject to actual performance over a performance period, (1) we have calculated the value (if any) of awards associated with performance periods ending in 2023 based on actual performance, and (2) we have ascribed no value to awards associated with performance periods ending after 2023 because there is no guarantee that we will meet the threshold performance criteria required for these awards to vest and be paid.
•
“Other Benefits”: The amount includes reimbursement of COBRA premiums for continuation coverage and the value of outplacement services. We have assumed (1) that the NEO will not become entitled to obtain insurance from a subsequent employer, and (2) that the NEO will receive the maximum value of outplacement services.

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		Termination Event
Name	Type of Payment or Benefit	Termination by the Company Without Cause or by the Executive for Good Reason ($)	Termination by the Company Without Cause or by the Executive for Good Reason in Connection with a Change in Control ($)	Termination Due to Disability ($)	Termination Due to Death ($)	Voluntary Termination by the Executive(1) ($)
Robert W. Beck	Payment in Lieu of 30 Days’ Notice	54,247	54,247	—	—	—
	Severance Payment	3,228,680	3,228,680	3,228,680	—	—
	Annual Incentive Compensation	891,000	891,000	891,000	891,000	—
	Long-Term Incentive Award Vesting(2)	1,570,330	2,936,329	1,570,330	1,570,330	—
	Other Benefits	50,000	50,000	50,000	—	—
	Total	5,794,257	7,160,256	5,740,010	2,461,330	—
Harpreet Rana	Payment in Lieu of 30 Days’ Notice	34,521	34,521	—	—	—
	Severance Payment	821,427	1,642,854	821,427	—	—
	Annual Incentive Compensation	378,000	378,000	378,000	378,000	—
	Long-Term Incentive Award Vesting(2)	461,372	864,127	461,372	461,372	—
	Other Benefits	25,000	25,000	25,000	—	—
	Total	1,720,320	2,944,502	1,685,799	839,372	—
John D. Schachtel	Payment in Lieu of 30 Days’ Notice	36,247	36,247	—	—	—
	Severance Payment	865,111	1,730,222	865,111	—	—
	Annual Incentive Compensation	396,900	396,900	396,900	396,900	—
	Long-Term Incentive Award Vesting(2)	443,712	819,372	443,712	443,712	—
	Other Benefits	27,788	27,788	27,788	—	—
	Total	1,769,758	3,010,529	1,733,511	840,612	—
Brian J. Fisher	Payment in Lieu of 30 Days’ Notice	33,863	33,863	—	—	—
	Severance Payment	808,291	1,616,582	808,291	—	—
	Annual Incentive Compensation	370,800	370,800	370,800	370,800	—
	Long-Term Incentive Award Vesting(2)	397,178	704,567	397,178	397,178	—
	Other Benefits	25,533	25,533	25,533	—	—
	Total	1,635,665	2,751,345	1,601,802	767,978	—
Manish Parmar	Payment in Lieu of 30 Days’ Notice	29,836	29,836	—	—	—
	Severance Payment	712,925	1,425,850	712,925	—	—
	Annual Incentive Compensation	326,700	326,700	326,700	326,700	—
	Long-Term Incentive Award Vesting(2)	340,561	588,770	340,561	340,561	—
	Other Benefits	25,000	25,000	25,000	—	—
	Total	1,435,022	2,396,156	1,405,186	667,261	—

__________

(1)
A voluntary termination that is treated as a “retirement” may result in pro-rata or continued vesting of certain long-term incentive awards. None of our NEOs were eligible for “retirement” as of December 31, 2023.
(2)
See “Executive Compensation Tables – Outstanding Equity Awards at Fiscal Year-End” for a summary of equity-based long-term incentive awards outstanding as of December 31, 2023. As of December 31, 2023, in addition to equity-based long-term incentive awards, Mr. Beck, Ms. Rana, and Messrs. Schachtel, Fisher, and Parmar held one or more cash-settled performance unit awards having an aggregate target value of $560,000; $166,250; $160,500; $150,000; and $132,000, respectively.

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of our NEOs. Because the amounts in the table are calculated subject to the assumptions provided and on the basis of the occurrence of a termination as of a particular date and under a particular set of circumstances, the actual amount to be paid to each of our NEOs upon a termination or change in control may vary significantly from the amounts included in the table. Factors that could affect these amounts include the timing during the year of the termination event and the type of termination event that occurs.

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Summary of Company Incentive Plans

The discussion that follows describes certain material terms of our principal long-term incentive plans and our principal cash incentive plan.

Long-Term Incentive Plans

2015 Long-Term Incentive Plan

The 2015 Plan became effective April 22, 2015, was amended and restated effective May 20, 2021, and was further amended on February 17, 2022. The purposes of the 2015 Plan are (i) to encourage and enable selected employees, directors, and consultants to acquire or increase their holdings of our common stock and other equity-based interests and/or to provide other incentive awards in order to promote a closer identification of their interests with our interests and those of our stockholders, and (ii) to provide us with flexibility to motivate, attract, and retain the services of participants upon whose judgment, interest, and special effort the successful conduct of our operation largely depends. Awards granted under the 2015 Plan may be in the form of incentive or nonqualified stock options, SARs (including related or freestanding SARs), RSAs, RSU awards, performance share awards, performance unit awards, phantom stock awards, other stock-based awards, and/or dividend equivalent awards. Awards may be granted under the 2015 Plan until April 21, 2025 or the plan’s earlier termination by the Board.

The 2015 Plan is administered by the Compensation Committee, subject to Board oversight. The maximum aggregate number of shares of common stock that we may issue pursuant to awards granted under the 2015 Plan may not exceed the sum of (i) 2,600,000 shares, plus (ii) any shares (a) remaining available for grant as of the effective date of the 2015 Plan under any prior plan and/or (b) subject to an award granted under a prior plan, which award is forfeited, canceled, terminated, expires, or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited. In addition, shares subject to certain awards will again be available for issuance (or otherwise not counted against the maximum number of available shares) under the 2015 Plan, including unissued or forfeited shares subject to awards that are canceled, terminate, expire, are forfeited, or lapse for any reason; awards settled in cash; dividends (including dividends paid in shares) or dividend equivalents paid in cash in connection with outstanding awards; and shares subject to an award other than an option or SAR that are not issued for any reason (including failure to achieve maximum performance criteria). Further, the following will not reduce the maximum number of shares available under the 2015 Plan: (i) shares issued under the 2015 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards in connection with a merger or similar transaction that involves our acquisition of another entity, and (ii) available shares under a stockholder approved plan of an acquired company (as adjusted to reflect the transaction) that are used for awards under the 2015 Plan, in each case, subject to NYSE listing requirements. The number of shares reserved for issuance under the 2015 Plan, the participant award limitations, and the terms of awards may also be adjusted in the event of an adjustment in our capital structure (due to a merger, recapitalization, stock split, stock dividend, or similar event).

2011 Stock Incentive Plan

The 2011 Plan provides for the issuance of a maximum of 950,000 shares of common stock pursuant to awards granted under the plan. Awards may include incentive or nonqualified stock options, SARs (including related or freestanding SARs), other stock-based awards (including shares of common stock, restricted shares, RSUs, and awards that are valued in whole or in part by reference to, or are otherwise based on, the fair market value of our common stock), and/or performance-based awards to our and our subsidiaries’ key employees, directors, or other service providers. The number of shares reserved for issuance under the plan and the terms of awards may be adjusted upon certain events affecting our capitalization. The 2011 Plan is administered by the Compensation Committee and was replaced by the 2015 Plan. Awards may no longer be granted under the 2011 Plan, and any shares that remained available for grant have been rolled over to the 2015 Plan. However, awards that remain outstanding under the 2011 Plan will continue in accordance with their respective terms.

Annual Incentive Plan

The Annual Incentive Plan is administered by the Compensation Committee and provides for the payment of incentive bonuses based on the attainment of performance objectives in the form of cash or, at the discretion of the Compensation Committee, in awards of shares under the 2015 Plan. The purpose of the Annual Incentive Plan is to enable us to attract, retain, motivate, and reward selected officers and other employees by providing them with the opportunity to earn annual incentive compensation awards based on the attainment of certain performance objectives. The Compensation Committee will establish the performance periods over which performance objectives will be measured. A performance period may be for a fiscal year or a shorter period, as determined by the Compensation Committee, and performance periods may overlap. For a given performance period, the Compensation Committee will establish (i) the performance objective or objectives that must be achieved for a

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participant to be eligible to receive a bonus for such performance period, and (ii) the target incentive bonus for each participant. The Compensation Committee may adjust awards as appropriate for partial achievement of goals or other factors, and may interpret and make necessary and appropriate adjustments to performance goals and the manner in which goals are evaluated. The Compensation Committee has absolute discretion to reduce or eliminate the amount of an award granted to a participant, including an award otherwise earned and payable under the Annual Incentive Plan, and to establish rules or procedures that have the effect of limiting the amount payable to each participant to an amount that is less than the maximum amount otherwise authorized as that participant’s target incentive bonus. No participant may receive a bonus under the Annual Incentive Plan, with respect to any fiscal year, in excess of $2,500,000.

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Stockholder Proposals

We are seeking stockholder action on the following five proposals, which are described in greater detail below:

1.
The election of the eight nominees named in this Proxy Statement to serve as members of the Board until the next annual meeting of stockholders or until their successors are elected and qualified;
2.
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.
The approval of the Regional Management Corp. 2024 Long-Term Incentive Plan.
4.
The approval, on an advisory basis, of our executive compensation.
5.
The approval, on an advisory basis, of the frequency of future advisory votes to approve executive compensation.

Proposal No. 1: Election of Directors

Our Bylaws currently provide that the number of directors of the Company shall be fixed from time to time by resolution adopted by the Board. There are presently eight directors.

The Nominating Committee evaluates the size and composition of the Board on at least an annual basis. In connection therewith, the Nominating Committee has nominated and recommends for election as directors the following eight nominees: Robert W. Beck, Jonathan D. Brown, Roel C. Campos, Maria Contreras-Sweet, Michael R. Dunn, Steven J. Freiberg, Sandra K. Johnson, and Carlos Palomares. Each nominee presently serves as a director. Directors shall be elected to serve until the next annual meeting of stockholders or until their successors are elected and qualified or until their earlier resignation, removal, or death.

A candidate for election as a director is nominated to stand for election based on his or her professional experience, recognized achievements in his or her respective fields, an ability to contribute to some aspect of our business, and the willingness to make the commitment of time and effort required of a director. A description of the background, business experience, skills, qualifications, attributes, and certain other information with respect to each of the nominees for election to the Board can be found above in the “Board of Directors and Corporate Governance Matters” section of this Proxy Statement. Each of the above-listed nominees has been identified as possessing an appropriate diversity of background and experience, good judgment, deep knowledge of our industry, strength of character, and an independent mind, as well as a reputation for integrity and high personal and professional ethics. Each nominee also brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas.

In selecting this slate of nominees for 2024, the Nominating Committee specifically considered the background and business experience of each of the nominees, along with the familiarity of the nominees with our business and prospects, which has been developed as a result of their service on our Board. The Nominating Committee believes that such familiarity will be helpful in addressing the opportunities and challenges that we face in the current business environment.

Each of the eight nominees has consented to being named in this Proxy Statement and to serve as a director, if elected. In the event that any nominee withdraws, or for any reason is unable to serve as a director, the proxies will be voted for such other person as may be designated by the Nominating Committee as a substitute nominee, but in no event will proxies be voted for more than eight nominees. The Nominating Committee has no reason to believe that any nominee will not continue to be a candidate or will not serve if elected.

The Board unanimously recommends a vote “FOR” the election of each of the nominees listed above.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the Audit Committee and the Board recommend that the stockholders ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2024.

A representative of Deloitte & Touche LLP plans to attend the virtual Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions. Although ratification is not required, the Board is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. In the event that the stockholders fail to ratify the appointment, the Audit Committee will consider whether to appoint another independent registered public accounting firm.

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The Board unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Change in Independent Registered Public Accounting Firm

As disclosed in the Company’s Form 8-K filed with the SEC on November 2, 2021, on October 27, 2021, the Company notified RSM US LLP of its dismissal as the Company’s independent registered public accounting firm effective upon the completion of RSM US LLP’s audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2021. The Audit Committee approved the dismissal of RSM US LLP pursuant to authority specified in its charter following consideration of a competitive proposal process conducted in the second half of 2021.

Neither of the audit reports of RSM US LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2020 contained an adverse opinion or disclaimer of opinion, and neither such audit report was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were: (i) no disagreements (as that term is defined in Item 304 of Regulation S-K) between the Company and RSM US LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RSM US LLP, would have caused RSM US LLP to make reference to the subject matter of the disagreement in connection with its reports; and (ii) no events reportable pursuant to Item 304(a)(1)(v) of Regulation S-K.

As disclosed in the Company’s Form 8-K filed with the SEC on November 2, 2021, on October 27, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022, subject to completion of Deloitte & Touche LLP’s standard client acceptance procedures and execution of an engagement letter. The Audit Committee approved Deloitte & Touche LLP’s engagement pursuant to authority specified in its charter.

During the fiscal years ended December 31, 2021 and December 31, 2020, neither the Company nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte & Touche LLP concluded was an important factor considered in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to us by Deloitte & Touche LLP, our independent registered public accounting firm during the periods presented below.

	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees	$1,260,030	$1,157,517
Audit-Related Fees	150,000	235,000
Tax Fees	—	—
All Other Fees	—	—
Total	$1,410,030	$1,392,517

In the above table, in accordance with applicable SEC rules:

•
“Audit Fees” are fees billed for professional services rendered by the independent registered public accounting firm for the audit of our annual consolidated financial statements, review of consolidated financial statements included in our Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
•
“Audit-Related Fees” are fees billed for assurance and related services performed by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements that are not reported above under “Audit Fees.” In 2023 and 2022, these fees were for attest services performed by the independent registered public accounting firm related to financial reporting that are not required by statute or regulation.

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•
“Tax Fees” are fees billed for professional services rendered by the independent registered public accounting firm for tax compliance, tax advice, and tax planning. There were no such fees incurred in 2023 or 2022.
•
“All Other Fees” represent fees billed for ancillary professional services that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.” There were no such fees incurred in 2023 or 2022.

Audit Committee Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all audit and permitted non-audit services proposed to be performed by our independent registered public accounting firm. The Audit Committee reviewed and pre-approved all of the services performed by Deloitte & Touche LLP during 2023. The process for such pre-approval is typically as follows: Audit Committee pre-approval is sought at one of the Audit Committee’s regularly scheduled meetings following the presentation of information at such meeting detailing the particular services proposed to be performed. The authority to pre-approve audit and non-audit services may be delegated by the Audit Committee to the Chair of the Audit Committee, who shall present any decision to pre-approve an activity to the full Audit Committee at the first regular meeting following such decision. None of the services described above were approved by the Audit Committee pursuant to the exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

The Audit Committee has reviewed the non-audit services provided by Deloitte & Touche LLP and has determined that the provision of such services is compatible with maintaining Deloitte & Touche LLP’s independence.

Proposal No. 3: Approval of the Regional Management Corp. 2024 Long-Term Incentive Plan

Summary of the Proposal

The Board and the Compensation Committee have unanimously approved the adoption of the Regional Management Corp. 2024 Long-Term Incentive Plan (the “2024 Plan”), subject to stockholder approval. We are asking our stockholders to approve the new 2024 Plan to replace our current long-term incentive plan, the 2015 Plan. The 2015 Plan expires pursuant to its terms on April 21, 2025, after which date no further awards may be granted. If our stockholders approve the 2024 Plan, no further grants will be made under the 2015 Plan as of the 2024 Plan effective date (May 16, 2024) (the “Effective Date”).

The following discussion describes the principal features of the 2024 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2024 Plan. It is qualified in its entirety by reference to the full text and terms of the 2024 Plan, a copy of which is attached hereto as Appendix A.

Background and Purpose of the 2024 Plan

The Board believes that our equity compensation program, as implemented under the 2015 Plan and our prior equity incentive plans (the 2011 Plan and the Regional Management Corp. 2007 Management Incentive Plan) and furthered under the 2024 Plan, is critical to our continued ability to attract top talent and retain and motivate our employees, directors, and independent contractors. In fiscal 2023, long-term equity-based incentive award opportunities accounted for approximately 65% of our Chief Executive Officer’s target total direct compensation and an average of approximately 47% of the target total direct compensation of each of our other NEOs. Approval of the 2024 Plan will promote a closer alignment of the interests of our employees, directors, and independent contractors with those of Regional and our stockholders as well as provide us the necessary flexibility to compete for their services. The Board believes that the 2024 Plan effectively aligns the interests of plan participants with those of our stockholders by linking a portion of the participants’ compensation directly to increases in stockholder value. We have a long history of linking pay to our long-term stock performance for a broad group of employees. If the 2024 Plan is not approved by the stockholders, the Company will not have an equity incentive plan in place upon the expiration of the 2015 Plan to achieve our recruiting and retention objectives, which are essential to our continued success.

Eligibility

Awards under the 2024 Plan may be granted to selected employees, directors, and independent contractors of Regional or its affiliates in the discretion of the Administrator (as defined below under “Administration”). As of April 5, 2024, approximately 2,000 employees, seven non-employee directors, and certain of the Company's independent contractors (who have not yet been identified) were eligible to be selected to participate in the 2024 Plan. However, we expect that awards will be granted to up to approximately 125 employees annually, including approximately five executive officers of the Company, and the non-employee directors of the Company.

“Best Practices” Integrated into Regional’s Equity Compensation Program and the 2024 Plan

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Regional’s compensation practices include many features that the Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders. Approval of the 2024 Plan will position us to continue and expand these “best practices,” which include:

•
Prudent Share Request and Efficient Use of Equity. Under the terms of the 2024 Plan, no more than the sum of (i) 381,000 shares of common stock , plus (ii) any shares remaining available for the grant of awards as of the Effective Date under the 2015 Plan, plus (iii) any shares subject to an award granted under the 2015 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires, or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited, will be authorized for issuance under the plan (subject to adjustment for anti-dilution purposes). We are committed to the efficient use of equity awards and are mindful to ensure that our equity compensation program does not overly dilute our existing stockholders. To that end, the Compensation Committee considers potential stockholder dilution, including burn rate and overhang, in the design and administration of equity awards.
•
No Discounted Stock Options or SARs and Limit on Option and SAR Terms. Stock options and SARs must have an exercise price or base price, as applicable, equal to or greater than the fair market value (which is generally defined to be the closing sales price of our common stock on the date of grant). In addition, the term of an option or SAR cannot exceed 10 years.
•
No Annual “Evergreen” Provision. The 2024 Plan requires stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes) and does not provide for an annual replenishment of shares under a plan “evergreen” provision.
•
No Stock Option or SAR Repricings Without Stockholder Approval. The 2024 Plan prohibits the repricing of stock options or SARs without the approval of stockholders. This 2024 Plan provision applies to (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater in exchange for cash, options, or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).
•
Long-Term Vesting Practices. Employee equity awards under the 2015 Plan have most recently consisted of (i) performance- and service-based restricted stock units (“PRSUs”) and (ii) service-based restricted stock awards (“RSAs”). For the fiscal year ended December 31, 2023, PRSUs and RSAs each represented approximately one-half of our NEOs’ long-term incentive award opportunities. Although the Compensation Committee retains discretion to determine the vesting periods for awards and the types of awards that we may grant, typically, our PRSUs and RSAs are earned and vested over a three-year period, and the shares subject to PRSUs are subject to an additional one-year holding period after being earned. We believe that our vesting and award practices are responsible and further Regional’s incentive and retention objectives. At this time, we intend to carry forward similar vesting terms with respect to awards under the 2024 Plan.
•
Automatic Exercise of Expiring “In-the-Money” Options and SARs. The 2024 Plan provides for the automatic exercise of any portion of expiring options or SARs for which the exercise price is less than fair market value, and the participant will receive the net number of shares or compensation payable, as applicable, resulting from the net settlement of the exercise price and any applicable withholding taxes due.
•
Prudent Change of Control Provisions. The 2024 Plan includes prudent “change of control” triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock or consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. In addition, the 2024 Plan generally provides that awards will vest upon a change of control only if (i) awards are not assumed, substituted, or continued, or (ii) even if such awards are assumed, substituted, or continued, a participant’s employment is terminated without cause or for good reason within specified time periods related to the change of control, unless an employment agreement, change in control agreement, award agreement, or similar arrangement provides otherwise. In the case of performance-based awards, the awards will be deemed earned based on actual performance as of the effective date of the change in control, unless otherwise provided in an individual award agreement.
•
Forfeiture and Clawback. The 2024 Plan authorizes the Administrator to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to our compensation recovery policies or similar policies that are applicable to the participant or that are imposed under applicable laws.

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•
Stock Ownership Guidelines. Regional’s directors and executive officers are subject to robust minimum stock ownership guidelines.
•
Independent Committee. The 2024 Plan will be administered by the Compensation Committee. All members of the Compensation Committee qualify as “independent” under NYSE listing standards and as “non-employee directors” under Rule 16b-3 adopted under the Exchange Act.
•
No Dividends or Dividend Equivalents on Unearned Awards. Dividends and dividend equivalents on awards issued under the 2024 Plan may only be paid if and to the extent the award has vested or been earned.
•
Limits on Transferability of Awards. The 2024 Plan does not permit options or other awards to be transferred for value or other consideration.
•
Conservative Share Counting Provisions for Options and SARs. The 2024 Plan imposes conservative counting and share recycling provisions for options and SARs. For instance, shares subject to options and SARs (or 2015 Plan options and SARs) that are tendered or withheld to satisfy tax withholding requirements or for payment of an option or SAR exercise price (or 2015 Plan option or SAR exercise price), shares not issued or delivered in connection with net settlement of an outstanding option or SAR (or 2015 Plan option or SAR), and shares repurchased on the open market with the proceeds of the option price of an option will not be added back for reuse under the 2024 Plan.
•
Limitation on Non-Employee Director Awards. The 2024 Plan provides that the maximum number of shares subject to awards granted during any 12-month period to a non-employee director, together with any cash fees paid during the 12-month period for service as a non-employee director, may not exceed $600,000 in total value (calculating the value of awards based on the fair market value per share on the grant date).
•
Prohibition Against Hedging and Pledging. Regional’s employees and directors are prohibited under our insider trading policy from engaging in pledging or hedging transactions involving Regional securities (other than broker-assisted “cashless” exercise or settlement of awards granted under our equity incentive plans).

Shares Reserved for Issuance Under the 2024 Plan

The maximum aggregate number of shares that we may issue pursuant to awards granted under the 2024 Plan may not exceed the sum of (i) 381,000 shares of common stock, plus (ii) any shares remaining available for the grant of awards as of the Effective Date under the 2015 Plan, plus (iii) any shares subject to an award granted under the 2015 Plan, which award is forfeited, cash-settled, cancelled, terminated, expires, or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited (subject to adjustment for anti-dilution purposes as provided in the 2024 Plan). Of the amount described in the preceding sentence, no more than 381,000 shares may be issued under the 2024 Plan pursuant to the grant of incentive stock options (subject to adjustment for anti-dilution purposes as described below).

In addition, under the 2024 Plan, in any 12-month period, the maximum number of shares of common stock subject to awards granted to any non-employee director will not exceed $600,000 in total value (taken together with any cash fees paid during such 12-month period to such non-employee director).

If an award is canceled, terminates, expires, is forfeited, or lapses for any reason, any such unissued or forfeited shares subject to the award will again be available for issuance pursuant to awards granted under the 2024 Plan. The following also are not included in calculating the 2024 Plan share limitations described above: (i) awards which are settled in cash, (ii) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, and (iii) any shares withheld or delivered to satisfy any tax withholding requirements in connection with the vesting or earning of an award (or a 2015 Plan award) other than an option or a SAR in accordance with plan terms. If the full number of shares subject to an award other than an option or a SAR is not issued for any reason, only the number of shares issued and delivered will be considered for purposes of determining the number of shares remaining available for issuance pursuant to awards granted under the 2024 Plan.

The following shares may not again be made available for issuance as awards under the 2024 Plan: any shares (i) withheld or delivered to satisfy the tax withholding requirements for or pay the exercise price related to an option or SAR (or 2015 Plan option or SAR), (ii) not issued or delivered as a result of the net settlement of an option or SAR (or 2015 Plan option or SAR), (iii) withheld or delivered to pay the exercise price related to an option or SAR (or 2015 Plan option or SAR), or (iv) repurchased on the open market with proceeds of an option price of an option. In addition, (i) shares issued under the 2024 Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition, or similar transaction involving Regional acquiring another entity will not reduce the maximum number of shares available for delivery under the 2024 Plan, and (ii) available shares under a stockholder approved plan

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of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2024 Plan and will not reduce the maximum number of shares available under the 2024 Plan, subject, in the case of both (i) and (ii), to applicable stock exchange listing requirements.

The number of shares reserved for issuance under the 2024 Plan, the participant award limitations, and the terms of outstanding awards may be adjusted in the event of an adjustment in the capital structure of Regional (such as adjustments due to a merger, stock split, stock dividend, or similar event), as provided in the 2024 Plan.

On April 5, 2024, the closing sales price of the common stock as reported on New York Stock Exchange was $24.66 per share.

Additional Information Regarding Equity Awards

Outstanding Awards and Share Reserves. The following table provides additional information regarding outstanding equity awards and shares available for future awards under the 2015 Plan and the 2011 Plan as of April 5, 2024 (determined, in the case of outstanding performance-based awards, based upon the target number of shares that may be delivered). Awards granted under the 2015 Plan and the 2011 Plan that are outstanding on the Effective Date will continue in accordance with their terms, and thus shares subject to such awards will be issued if and to the extent provided under such award terms. As of April 5, 2024, there were a total of 9,868,227 shares of our common stock outstanding.

	Total Shares Underlying Outstanding Stock Options	Weighted Average Exercise Price of Outstanding Stock Options	Weighted Average Remaining Contractual Life of Outstanding Stock Options	Total Shares Underlying Outstanding Unvested, Performance-Based Restricted Stock Units(2)	Total Shares Underlying Outstanding Unvested, Performance-Based Restricted Stock Awards(3)	Total Shares Underlying Outstanding Unvested, Time-Based Restricted Stock Awards(4)	Total Shares Currently Available for Grant
Name of Equity Plan	(#)	($)	(Years)	(#)	(#)	(#)	(#)
2011 Stock Incentive Plan(1)	9,822	15.97	0.78	—	—	—	—
2015 Long Term Incentive Plan	499,529	23.46	4.68	219,912	134,604	163,814	727,947
Totals:	509,351	23.32	4.61	219,912	134,604	163,814	727,947

__________

(1)
Represents underlying outstanding options granted under the 2011 Plan. No additional awards may be granted under the 2011 Plan.
(2)
Share amounts are determined based upon the target number of shares that may be delivered pursuant to these performance-based awards.
(3)
These shares are included in the Company’s outstanding share count and were granted following the achievement of performance objectives set forth in underlying performance-based awards.
(4)
These shares are included in the Company’s outstanding share count.

As noted above, the 2015 Plan expires on April 21, 2025, and no further awards may be granted under the 2015 Plan after April 21, 2025. In addition, no awards will be granted under the 2015 Plan after the Effective Date unless the 2024 Plan is not approved by the stockholders.

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Historical Annual Share Usage. The following table provides, for each of the past three fiscal years, information regarding (i) full-value, performance-based equity awards granted, vested, and forfeited/canceled; (ii) full-value, time-based equity awards granted, vested, and forfeited; and (iii) appreciation awards (stock options) granted, exercised, and forfeited. The table provides aggregate share totals for all such awards from all plans to all plan participants (including, but not limited to, our executive officers).

	Shares Underlying Full-Value, Performance-Based Equity Awards(1) (#)	Shares Underlying Full-Value, Time-Based Equity Awards(2) (#)	Shares Underlying Option Awards(3) (#)
Non-Vested as of December 31, 2020	324,162	230,646	120,066
Granted in 2021	103,945	113,296	137,240
Vested in 2021	112,208	153,846	111,696
Forfeited in 2021	6,917	7,700	—
Non-Vested as of December 31, 2021	308,982	182,396	145,610
Granted in 2022	223,948	106,637	—
Vested in 2022	104,703	139,038	92,842
Forfeited in 2022	5,436	2,325	—
Non-Vested as of December 31, 2022	422,791	147,670	52,768
Granted in 2023	320,586	191,952	—
Vested in 2023	164,909	165,469	52,658
Forfeited in 2023	6,419	3,128	110
Non-Vested as of December 31, 2023	572,049	171,025	—

__________

(1)
The shares reflected in this column are subject to (i) performance-contingent restricted stock units; (ii) performance restricted stock units; or (iii) awards granted pursuant to our key team member incentive program (which may be settled in shares pursuant to the 2015 Plan). The number of shares represents the maximum number of shares that the participants may earn under the associated performance-based award agreements. For information regarding the terms, conditions, and vesting requirements of the performance-based restricted stock units, see “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive Awards” above. Under our key team member incentive program, each participant is eligible to earn restricted stock, subject to the achievement of performance goals over a one-year period. If earned, the restricted stock is issued following the one-year performance period and vests ratably over a subsequent two-year period (subject to continued employment or as otherwise provided in the underlying award agreement). Restricted shares earned under the key team member incentive program will be reflected as vested in the table above following the end of the time-vesting period. No executive officer currently participates in the key team member incentive program.
(2)
The shares reflected in this column were made in the form of restricted stock. At the time of the restricted stock award, the associated shares were added to and included in the Company’s total number of outstanding shares. Time-based restricted stock awards granted following the achievement of performance objectives under our key team member incentive program will be included in the “Shares Underlying Full-Value, Performance-Based Equity Awards” column.
(3)
The shares reflected in this column were made in the form of nonqualified stock options.

Burn Rate. Our annual burn rate for fiscal 2023 was 3.61%. Burn rate provides a measure of the potential dilutive impact of our annual equity award program and is defined as the number of shares granted under the Company’s equity plan during the year divided by the basic weighted average shares outstanding. The Company’s three-year average burn rate was 3.25%.

Overhang. Our Board recognizes the impact of dilution on our stockholders and has evaluated the share request carefully in the context of the need to motivate and retain our leadership team and other employees and to ensure that they are focused on our strategic priorities. Our total fully-diluted overhang as of April 5, 2024 was 17.8% assuming that the 381,000 shares proposed to be authorized for grant under the 2024 Plan are included in the calculation. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of April 5, 2024. The Board believes that this number of shares of common stock represents a reasonable amount of potential equity dilution, which will allow us to continue awarding the equity awards that are vital to our equity compensation program.

Administration

The 2024 Plan will be administered by the Compensation Committee unless the Board elects to administer the 2024 Plan in whole or in part. Each member of the Compensation Committee is independent under applicable SEC Rule 16b-3 and NYSE listing standards. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.”

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Subject to the terms of the 2024 Plan, the Administrator’s authority includes but is not limited to the authority to: (i) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock, if any, subject to an award, and the terms, conditions, restrictions, and limitations of an award; (ii) prescribe the form or forms of agreements evidencing awards granted under the 2024 Plan; (iii) establish, amend, and rescind rules and regulations for the administration of the 2024 Plan; (iv) correct any defect, supply any omission, or reconcile any inconsistency in the 2024 Plan or in any award or award agreement; and (v) construe and interpret the 2024 Plan and awards and award agreements made under the 2024 Plan, interpret rules and regulations for administering the 2024 Plan, and make all other determinations deemed necessary or advisable for administering the 2024 Plan. The Administrator also has the authority to adjust or modify performance factors, criteria, terms, or conditions of awards in response to or in anticipation of extraordinary items, transactions, events, or developments impacting Regional or its financial statements, changes in applicable law, or as otherwise provided in the 2024 Plan. In certain circumstances, the Administrator may delegate to one or more officers of Regional or a subcommittee comprised of one or more Compensation Committee members the authority to grant awards, and to make other determinations under the 2024 Plan with respect to such awards, to persons who are not directors or officers subject to Section 16 under the Exchange Act.

Under the 2024 Plan, all awards granted to participants are subject to a minimum vesting (or earning) period of one year (which may include installment vesting within such one year period as determined by the Administrator). Notwithstanding the foregoing, the Administrator may provide for (i) acceleration of vesting of all or a portion of an award in the event of the participant’s death, disability, retirement, or a qualifying termination or, in certain circumstances, upon a change of control of Regional; (ii) the grant of an award without a minimum vesting period, but only with respect to awards for no more than an aggregate of five percent of the total number of authorized shares under the 2024 Plan; and (iii) the grant of (A) awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers or similar transactions, (B) awards as an inducement to be employed by Regional or its affiliates or to replace forfeited awards from a former employer, or (C) awards in exchange for foregone cash compensation. In addition, non-employee directors are also subject to a minimum vesting period commencing with the date on which such non-employee director is elected or appointed to the Board and ending on the earlier of the one year anniversary of the grant date of the award or the date of the next annual meeting following such non-employee director’s election or appointment to the Board (so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks.

Amendment and Termination

The 2024 Plan and awards may be amended or terminated at any time by the Board, subject to the following: (i) stockholder approval is required of any 2024 Plan amendment if approval is required by applicable law, rule, or regulation; and (ii) an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s consent (except as otherwise provided in the 2024 Plan). In addition, except for anti-dilution adjustments or in connection with a change in control, stockholder approval is required to amend the terms of outstanding options or SARs to reduce the option price or base price of such outstanding options or SARs; exchange outstanding options or SARs for cash, for options or SARs with an option price or base price that is less than the option price or base price of the original option or SAR, or for other equity awards at a time when the original option or SAR has an option price or base price, as the case may be, above the fair market value of the common stock; or take other action with respect to options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of our common stock are listed. The Administrator may adjust awards upon the occurrence of certain events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Plan, if necessary or appropriate to comply with applicable laws, rules, or regulations or as otherwise provided in the 2024 Plan.

Awards

The types of awards authorized under the 2024 Plan are described below and include: restricted awards in the form of RSAs and RSUs; options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding SARs (as defined below) and/or related SARs (as defined below); performance awards in the form of performance shares and performance units; phantom stock awards; other stock-based awards; and dividend equivalent awards. Subject to the terms of the 2024 Plan, the Administrator has broad authority to determine the terms and conditions of awards.

Restricted Awards. Under the terms of the 2024 Plan, the Administrator may grant restricted awards to participants in such numbers, upon such terms and at such times as the Administrator determines. Restricted awards may be in the form of RSAs or RSUs that are subject to certain conditions, which conditions must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. RSAs are payable in shares of common stock. RSUs may be payable in cash or shares of

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common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2024 Plan and the discretion of the Administrator.

Performance Awards. Under the terms of the 2024 Plan, the Administrator may grant performance awards to participants upon such terms and conditions and at such times as the Administrator determines. Performance awards may be in the form of performance shares or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof (or a combination of both) that is contingent upon the achievement of performance or other objectives during a specified period and that has a value on the date of grant equal to the fair market value (as determined in accordance with the 2024 Plan) of a share of common stock. An award of a performance unit is a grant of a right to receive shares of common stock or a designated dollar value amount of common stock that is contingent upon the achievement of performance or other objectives during a specified period, and that has an initial value established by the Administrator at the time of grant.

Options. The 2024 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of our common stock, although incentive options may only be granted to our employees. The Administrator will determine the option price at which a participant may exercise an option. The option price must be no less than 100% of the fair market value per share of our common stock on the date of grant, or 110% of the fair market value with respect to incentive options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any (except for certain options assumed or substituted in a merger or other transaction where the option price is adjusted in accordance with applicable tax regulations).

The Administrator will determine the term and conditions of an option and the period or periods during which, and conditions pursuant to which, a participant may exercise an option. The option term may not exceed 10 years, or five years with respect to an employee who possesses more than 10% of the total combined voting power of all classes of our stock or stock of our parent or subsidiary corporation, if any. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement or the Administrator provides otherwise.

Stock Appreciation Rights. Under the terms of the 2024 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. The holder of an SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR. The base price may be no less than the fair market value per share of the common stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the base price is adjusted in accordance with applicable tax regulations).

A SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of related SARs. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.

Phantom Stock Awards. Under the terms of the 2024 Plan, the Administrator may grant phantom stock awards to participants in such numbers, upon such terms and conditions, and at such times as the Administrator may determine. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of our common stock, with a value based on the fair market value of a share of common stock (unless the Administrator determines otherwise). Payment in settlement of a phantom stock award may be made in cash, shares of common stock, or a combination of cash and stock, as determined by the Administrator.

Other Stock-Based Awards. The Administrator may grant other stock-based awards to one or more eligible individuals, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock or awards for shares of common stock. Such other stock-based awards include, but are not limited to, awards granted in lieu of bonus, salary, or other compensation, awards granted with vesting or performance conditions, and awards granted without being subject to vesting or performance conditions. Other stock-based awards may be settled in cash or shares of common stock (or a combination of both), as determined by the Administrator.

Dividends and Dividend Equivalent Rights. The Administrator may provide that awards granted under the 2024 Plan (other than options and SARs) earn dividends or dividend equivalent rights (“dividend equivalents”); however, dividends and dividend equivalents (whether paid in cash or shares of common stock), if any, on unearned or unvested awards may not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested or been earned.

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Change of Control

Under the terms of the 2024 Plan, the following provisions will apply in the event of a change of control (except to the extent, if any, otherwise required under Code Section 409A or provided in an award agreement):

•
To the extent that the successor or surviving company in the change of control event does not assume or substitute for an award (or in which Regional is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits as awards outstanding under the Plan (as determined by the Administrator), (i) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the restriction period, performance period, and/or performance factors or criteria applicable to any award other than options or SARs will be deemed to have been met, and such awards will be deemed fully vested, earned, and payable to the fullest extent of the original grant of the award; provided that, in the case of a performance-based award, such awards will be deemed earned based on actual performance as of the effective date of the change of control, unless otherwise provided in an award agreement.
•
In addition, in the event that an award is substituted, assumed, or continued, the award will become vested (and, in the case of options and SARs, exercisable), and any restrictions, including but not limited to the restriction period, performance period, and/or performance factors or criteria applicable to any award other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned, and payable to the fullest extent of the original award (provided that, in the case of performance awards, such awards will be deemed earned based on actual performance as of the date of the change of control, unless otherwise provided in an award agreement), if the employment or service of the participant is terminated within six months before the effective date of the change of control (in which case vesting will not occur until the effective date of the change of control) or one year after the effective date of a change of control, if such termination of employment or service (i) is by Regional not for cause or (ii) is by the participant for good reason.
•
Notwithstanding the above, and unless an award agreement provides otherwise, in the event that a participant has entered into or is a participant in a change in control, employment, consulting, or other similar plan or agreement with or established by Regional, the participant will be entitled to the greater of the benefits provided upon a change in control of Regional under the 2024 Plan or the respective plan or agreement, and such agreement or agreement will not be construed to reduce the benefits provided to a participant under the 2024 Plan.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, transfers (for no consideration) as may otherwise be permitted in accordance with Code Section 422 and related regulations. Nonqualified options are not transferable other than by will or the laws of intestate succession, except for transfers (for no consideration) if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Restricted awards, SARs, performance awards, phantom stock awards, and other stock-based awards generally are not transferable other than transfers (for no consideration) by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge, or otherwise encumber shares subject to an award until the award has vested and all other conditions established by the Administrator have been met.

Forfeiture and Recoupment

As noted above, the 2024 Plan authorizes the Administrator to require forfeiture and recoupment of plan benefits if a participant engages in certain types of detrimental conduct and also requires that a participant be subject to and comply with Regional’s Dodd-Frank Act Compensation Recoupment (Clawback) Policy and Supplemental Compensation Recoupment (Clawback) Policy or similar policies that may apply to the participant or be imposed under applicable laws.

Certain United States Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2024 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to Regional. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. Tax laws are subject to change. Generally, all amounts taxable as ordinary income to participants under the 2024 Plan in respect of awards are deductible by Regional as compensation income at the same time the participant recognizes the ordinary income for tax purposes, subject to the provisions of the Code, including the limitations of Section 162(m) of the Code.

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Incentive Options. Incentive options granted under the 2024 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive stock option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the option price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. Any gain in excess of these amounts may be treated as capital gain.

Pursuant to the Code and the terms of the 2024 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by Regional with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2024 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of Regional, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options. The grant of a nonqualified option should not result in taxable income to a participant or a tax deduction to Regional. The difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. The participant’s basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR should not result in taxable income to a participant or a tax deduction to Regional. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to Regional for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.

Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards and Dividend Equivalents. The grant of an RSU, performance award, phantom stock award, other stock-based awards or a dividend equivalent award generally should not result in taxable income to the participant or a tax deduction to Regional for federal income tax purposes. However, the participant will recognize income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any common stock that is received in settlement of the award.

Code Section 409A. Awards granted under the 2024 Plan may be subject to Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2024 Plan or any award, and the 2024 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary

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income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. Subject to certain reporting requirements, we will be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Tax Withholding. Generally, a participant will be required to pay Regional in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by Regional to such authority for the account of the recipient. Alternatively, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign, or other income tax obligations relating to an award, by electing to deliver to Regional shares of common stock held by the participant (which are fully vested and not subject to any pledge or other security interest) or to have Regional withhold shares of common stock from the shares to which the recipient is otherwise entitled. Under the 2024 Plan, the number of shares to be withheld or delivered will have a fair market value (as determined pursuant to the 2024 Plan) as of the date that the amount of tax to be withheld is determined as nearly as equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with applicable laws, rules, and regulations and applicable accounting principles), the amount of such obligations being satisfied.

New Plan Benefits

No awards will be granted under the 2024 Plan unless the 2024 Plan is approved by the stockholders. The selection of individuals who will receive awards under the 2024 Plan, if stockholders approve the 2024 Plan, and the amount of any such awards is not yet determinable due to vesting, performance, and other requirements and thus it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants.

The Board believes that approval of the 2024 Plan is in the best interests of Regional in order to continue the purposes of our equity compensation program and provide competitive incentives for eligible participants. The Board believes that substantial equity ownership encourages management to take actions favorable to the long-term interests of Regional and its stockholders. Accordingly, equity-based compensation makes up a significant portion of the overall compensation of executive officers, directors, and many other employees. The Board believes that the adoption of the 2024 Plan will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

The Board unanimously recommends a vote “FOR” the approval of the 2024 Plan.

Proposal No. 4: Advisory Vote to Approve Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables in this Proxy Statement (a “Say-on-Pay Vote”). Taking into consideration the most recent voting results from our 2018 annual stockholders meeting concerning the frequency of the Say-on-Pay Vote, we determined that we will continue to hold an annual Say-on-Pay Vote until the Annual Meeting. Stockholders once again have the opportunity to vote on the frequency of the Say-on-Pay Vote under “Proposal No. 5 - Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation” below.

The Compensation Committee oversees the development of a compensation program designed to attract, retain, and motivate executives who enable us to achieve our strategic and financial goals. The Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosure illustrate the trends in compensation and the application of our compensation philosophies and practices for the years presented. We encourage stockholders to read the Compensation Discussion and Analysis, which describes the details of our executive compensation program and the decisions made by the Compensation Committee in 2023.

The Compensation Committee believes that our executive compensation program achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance, and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to vote “FOR” the non-binding advisory resolution approving the compensation of our named executive officers, including as described in the Compensation Discussion and Analysis, compensation tables, and the accompanying narrative discussion.

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Because your vote is advisory, it will not be binding upon us, the Compensation Committee, or the Board. However, the Compensation Committee and the Board value the opinions of our stockholders and will take the outcome of the vote into account when considering future executive compensation arrangements.

The Board unanimously recommends a vote “FOR” the advisory approval of the compensation of our named executive officers.

Proposal No. 5: Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote with respect to the frequency of the Say-on-Pay Vote. Specifically, stockholders may vote to have a Say-on-Pay Vote every year, every two years, or every three years (commonly known as the “Say-on-Pay Frequency Vote”). Stockholders may also abstain from making a choice. Section 14A requires all public companies to submit the Say-on-Pay Frequency Vote to their stockholders no less often than every six years. Our last “Say-on-Pay Frequency Vote” occurred in connection with our 2018 annual stockholders meeting.

As discussed above, the Board believes that our executive compensation program is designed to secure and retain the services of high quality executives and to provide compensation to our executives that is aligned with our performance. The Board believes that our compensation philosophies and practices advance both the short-term and long-term interests of our company and our stockholders. The Board believes that the Say-on-Pay Frequency Vote should be conducted every year because it provides stockholders with the opportunity to provide regular direct input to the Board and its Compensation Committee regarding our executive compensation program.

The Say-on-Pay Frequency Vote is an advisory vote and will not be binding on us, the Compensation Committee, or the Board. The Board may determine that it is in the best interests of our stockholders and the Company to hold a Say-on-Pay Vote more or less frequently than may be indicated by this advisory vote of our stockholders. Nonetheless, the Compensation Committee and the Board will take into account the outcome of this advisory vote when considering how frequently to hold a Say-on-Pay Vote in future years.

While the Board recommends that a Say-on-Pay Vote be held every year, you are not voting to approve or disapprove of the Board’s recommendation. Rather, you will be able to specify one of four choices for the Say-on-Pay Frequency Vote, as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain.

The Board unanimously recommends a vote for “ONE YEAR” on the advisory vote on the frequency of future advisory votes to approve executive compensation.

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OTHER INFORMATION

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter, a copy of which is available on our Investor Relations website, www.regionalmanagement.com. This report reviews the actions taken by the Audit Committee with regard to our financial reporting process during the fiscal year ended December 31, 2023, and particularly with regard to the audited consolidated financial statements as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022, and 2021.

The Audit Committee is composed solely of independent directors under existing NYSE listing standards and SEC requirements. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has engaged in any business transaction or has any business or family relationship with the Company or any of our subsidiaries or affiliates. In addition, the Board of Directors has determined that Messrs. Steven J. Freiberg and Carlos Palomares are “audit committee financial experts,” as defined by SEC rules.

Our management has the primary responsibility for our financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met five times during the fiscal year ended December 31, 2023.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee also discussed our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles, and has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 31, 2023, by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.

Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC. This report of the Audit Committee has been prepared by members of the Audit Committee.

Members of the Audit Committee:

Roel C. Campos (Chair)

Steven J. Freiberg

Carlos Palomares

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the close of trading on April 2, 2024, of: (i) each person known by us to beneficially own more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers, as a group. For purposes of the following and the accompanying footnotes, references to “executive officers” include our named executive officers.

	Shares Beneficially Owned(1)
Name	Number	Percentage
BlackRock, Inc.(2)	1,382,534	14.0%
Forager Fund, LP(3)	983,686	10.0%
Basswood Capital Management, L.L.C.(4)	941,924	9.5%
Dimensional Fund Advisors LP(5)	759,118	7.7%
Wellington Management Group LLP and affiliates(6)	731,018	7.4%
Jonathan D. Brown(7)	22,539	*
Roel C. Campos(8)	111,363	1.1%
Maria Contreras-Sweet	25,687	*
Michael R. Dunn	103,583	1.0%
Steven J. Freiberg(9)	180,487	1.8%
Sandra K. Johnson	9,824	*
Carlos Palomares(10)	67,426	*
Robert W. Beck(11)	217,709	2.2%
Harpreet Rana(12)	33,917	*
John D. Schachtel(13)	143,935	1.5%
Brian J. Fisher(14)	97,051	*
Manish Parmar(15)	55,903	*
All directors and executive officers, as a group (12 persons)	1,069,424	10.5%

__________

* Amount represents less than 1.0%

(1) Applicable percentage of ownership is based upon 9,868,227 shares of our common stock outstanding on April 2, 2024. Beneficial ownership is determined in accordance with SEC rules and includes voting and investment power with respect to shares shown as beneficially owned. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the shares and percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or entity. Except as otherwise indicated, the persons or entities listed in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The address for all directors and officers listed in the table is c/o Regional Management Corp., 979 Batesville Road, Suite B, Greer, SC 29651.

(2) The information reported is based on a Schedule 13G/A filed with the SEC on January 23, 2024, reporting the sole power of BlackRock, Inc. (“BlackRock”) to vote or direct the vote of 1,219,055 shares and the sole power of BlackRock to dispose or direct the disposition of 1,382,534 shares. The business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(3) The information reported is based on a Schedule 13G filed with the SEC on February 14, 2024, reporting: (i) sole power of Forager Fund LP (“FFLP”) to vote or direct the vote and to dispose or direct the disposition of 983,686 shares; (ii) sole power of Forager Capital Management, LLC (“FCM”) to vote or direct the vote and to dispose or direct the disposition of 983,686 shares; (iii) the shared power of Edward Kissel to vote or direct the vote and to dispose or direct the disposition of 983,686 shares; and (iv) the shared power of Robert MacArthur to vote or direct the vote and to dispose or direct the disposition of 983,686 shares. The business address of FFLP, FCM, Mr. Kissel, and Mr. McArthur is 2025 3rd Ave. N, Suite 201, Birmingham, AL 35203.

(4) The information reported is based on a Form 4 filed with the SEC on February 21, 2024, reporting (i) shared power of Basswood Capital Management, L.L.C. (“Basswood”) to vote or direct the vote and to dispose or direct the disposition of 941,924 shares; (ii) shared power of Basswood Opportunity Partners, LP (“BOP”) to vote or direct the vote and to dispose of or direct the disposition of 290,402 shares; (iii) shared power of Basswood Opportunity Fund, Inc. (“BOF”) to vote or direct the vote and to dispose of or direct the disposition of 5,699 shares; (iv) shared power of Basswood Financial Fund, LP (“BFF”) to vote or direct the vote and to dispose of or direct the disposition of 113,362 shares; (v) shared power of Basswood Financial Long Only Fund, LP (“BFLOF”) to vote or direct the vote and to dispose of or direct the disposition of 34,438 shares; (vi) shared power of Basswood, BOP, BOF, BFF, and BFLOF (collectively, the “Managed Accounts”) to vote or direct the vote and to

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dispose of or direct the disposition of 423,901 shares; (vii) shared power of Matthew Lindenbaum to vote or direct the vote and to dispose of or direct the disposition of 941,924 shares; and (viii) shared power of Bennett Lindenbaum to vote or direct the vote and to dispose of or direct the disposition of 941,924 shares. Matthew Lindenbaum and Bennett Lindenbaum are the Managing Members of Basswood and may be deemed to have a pecuniary interest in the shares held directly or indirectly by the Managed Accounts. The information also includes 22,539 shares held by Mr. Brown, a partner at Basswood, who serves on the Board pursuant to the Cooperation Agreement (as amended by the Letter Agreement) described in detail below in the section entitled “Other Information – Certain Relationships and Related Person Transactions.” As a result, Basswood is a “director-by-deputization” solely for the purposes of Section 16 of the Exchange Act. Pursuant to Rule 16a-1 of the Exchange Act, Basswood may be deemed to be a beneficial owner of the shares of common stock issued to Mr. Brown. The business address of Basswood is 645 Madison Avenue, 10th Floor, New York, NY 10022.

(5) The information reported is based on a Schedule 13G/A filed with the SEC on February 9, 2024, reporting the sole power of Dimensional Fund Advisors LP (“Dimensional”) to vote or direct the vote of 745,809 shares and the sole power of Dimensional to dispose or direct the disposition of 759,118 shares. The business address of Dimensional is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(6) The information reported is based on Schedules 13G/A filed with the SEC on February 8, 2024, reporting: (i) shared power of Wellington Management Group LLP (“WMG”) to vote or direct the vote of 711,800 shares and to dispose or direct the disposition of 731,018 shares; (ii) shared power of Wellington Group Holdings LLP (“WGH”) to vote or direct the vote of 711,800 shares and to dispose or direct the disposition of 731,018 shares; (iii) shared power of Wellington Investment Advisors Holdings LLP (“WIAH”) to vote or direct the vote of 711,800 shares and to dispose or direct the disposition of 731,018 shares; (iv) shared power of Wellington Management Company LLP (“WMC”) to vote or direct the vote of 698,298 shares and to dispose or direct the disposition of 717,516 shares; and (v) shared power of Wellington Trust Company, NA (“WTC”) to vote or direct the vote and to dispose or direct the disposition of 698,298 shares. The business address of WMG, WGH, WIAH, WMC, and WTC is 280 Congress Street, Boston, MA 02210.

(7) Mr. Brown is a partner at Basswood, serving on the Board pursuant to the Cooperation Agreement (as amended by the Letter Agreement) described in detail below in the section entitled “Other Information – Certain Relationships and Related Person Transactions.” As a result, Basswood is a “director-by-deputization” solely for the purposes of Section 16 of the Exchange Act. Pursuant to Rule 16a-1 of the Exchange Act, Basswood may be deemed to be a beneficial owner of the shares of common stock issued to Mr. Brown.

(8) The amount stated includes 14,670 shares subject to options either currently exercisable or exercisable within 60 days of April 2, 2024, over which Mr. Campos will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Campos and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(9) Mr. Freiberg holds 128,039 shares directly. Additional shares stated are owned by (i) Neena Freiberg (Mr. Freiberg’s wife) (30,000 shares), and (ii) the Neena Freiberg Irrevocable Trust, of which Mr. Freiberg is trustee (22,448 shares).

(10) The amount stated includes 18,670 shares subject to options either currently exercisable or exercisable within 60 days of April 2, 2024, over which Mr. Palomares will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Palomares and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(11) The amount stated includes 131,019 shares subject to options either currently exercisable or exercisable within 60 days of April 2, 2024, over which Mr. Beck will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Beck and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(12) The amount stated includes 17,371 shares subject to options either currently exercisable or exercisable within 60 days of April 2, 2024, over which Ms. Rana will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Ms. Rana and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

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(13) The amount stated includes 78,803 shares subject to options either currently exercisable or exercisable within 60 days of April 2, 2024, over which Mr. Schachtel will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Schachtel and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(14) The amount stated includes 73,672 shares subject to options either currently exercisable or exercisable within 60 days of April 2, 2024, over which Mr. Fisher will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Fisher and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

(15) The amount stated includes 23,109 shares subject to options either currently exercisable or exercisable within 60 days of April 2, 2024, over which Mr. Parmar will not have voting or investment power until the options are exercised. The option shares described in this footnote are considered outstanding for the purpose of computing the percentage of outstanding stock owned by Mr. Parmar and by directors and executive officers as a group, but not for the purpose of computing the percentage ownership of any other person.

Certain Relationships and Related Person Transactions

Cooperation Agreement

On January 26, 2018, we entered into a Cooperation Agreement (the “Cooperation Agreement”) with Basswood, pursuant to which we appointed Jonathan D. Brown to the Board, effective January 26, 2018. On November 28, 2022, the parties entered into a letter agreement amending certain provisions of the Cooperation Agreement, as described in more detail below (the “Letter Agreement”).

Pursuant to the Cooperation Agreement, as amended, Mr. Brown is required to, at all times while serving as a member of the Board, comply with all policies, procedures, processes, codes, rules, standards, and guidelines applicable to non-employee Board members. In addition, the Cooperation Agreement, as amended by the Letter Agreement, provides that Mr. Brown must offer to resign from the Board if (i) Basswood and its affiliates, collectively, no longer beneficially own an aggregate “net long position” of the lesser of 7.5% of our outstanding shares of common stock or 718,657 shares of our common stock (subject to adjustment for stock splits, reverse stock splits, stock dividends, and similar adjustments), or (ii) Basswood fails to comply with or breaches any of the terms of the Cooperation Agreement in any material respect and, if capable of being cured, such material breach or failure has not been cured within 15 days after receipt by Basswood of written notice from us specifying such material breach or failure, provided that we are not in material breach of the Cooperation Agreement at such time. The Cooperation Agreement also provides that, if requested by Basswood, we are obligated to appoint Mr. Brown to any existing or newly created committee of the Board that may be designated to oversee or review strategic alternatives (including an extraordinary transaction).

In the Cooperation Agreement, in addition to certain confidentiality and non-disparagement provisions, Basswood has agreed to various customary standstill provisions for the duration of the Standstill Period (as defined below), which provide, among other things, that Basswood and its affiliates will not (i) acquire beneficial ownership of 19.9% or more of the outstanding shares of our common stock; (ii) participate in a proxy solicitation with respect to the voting of any shares of our common stock; (iii) submit a proposal for or offer of any extraordinary transaction or propose a change in the structure, size, or composition of the Board or executive officers of the Company; or (iv) subject to certain exceptions for open market and underwritten transactions, sell shares of our common stock to a third party or group that to Basswood’s knowledge would result in such third party or group owning 5% or more of the outstanding shares of our common stock.

Basswood has also agreed that, during the Standstill Period, it shall cause the shares of our common stock beneficially owned by it and its affiliates to be voted (i) in favor of each director nominated by the Board for election, and (ii) in accordance with the Board’s recommendations on all other matters; provided that Basswood and its affiliates may vote their shares of our common stock in their sole discretion with respect to (a) a proposal to authorize or approve an extraordinary transaction, (b) matters related to the implementation of takeover defenses, (c) new or amended incentive compensation plans submitted for stockholder approval, or (d) any other proposal if either Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC do not recommend voting in accordance with the Board’s recommendation with respect to such proposal (other than with respect to the election or removal of directors) at any annual or special meeting of stockholders.

Pursuant to the Cooperation Agreement, the “Standstill Period” was initially defined to mean the period commencing on January 26, 2018 and ending on the earliest of (i) 12:01 a.m. (New York time) on the date that is 20 days prior to the nomination

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deadline for the 2019 annual meeting of stockholders (the “2019 Annual Meeting”), (ii) if we fail to comply with or breach any of the terms of the Cooperation Agreement in any material respect and, if capable of being cured, such material breach or failure has not been cured within 15 days after receipt by us of written notice from Basswood specifying such material breach or failure, provided that Basswood is not in material breach of the Cooperation Agreement at such time, (iii) the consummation of an extraordinary transaction following which consummation the director designated by Basswood no longer serves on the Board, and (iv) a reorganization of the Company under any federal or state law relating to bankruptcy or insolvency. However, the Cooperation Agreement provides that if we provide written notice to Basswood that we will nominate a director designated by Basswood for election to the Board at the 2019 Annual Meeting or for any annual meeting of stockholders of the Company subsequent thereto (each, an “Applicable Meeting”) at least 20 days prior to the nomination deadline for such Applicable Meeting and Basswood has agreed in advance to such nomination, then the Standstill Period will be automatically extended until the date that is 20 days prior to the nomination deadline for the annual stockholders meeting subsequent to such Applicable Meeting. Accordingly, we have provided timely written notice to Basswood that we would nominate a director designated by Basswood for election to the Board at each Applicable Meeting to date, which currently has extended the Standstill Period until the date that is 20 days prior to the nomination deadline for the 2025 Annual Meeting.

The Cooperation Agreement, as amended, terminates upon the expiration of the Standstill Period (subject to any extensions as provided in the Cooperation Agreement), provided that the confidentiality provisions of the Cooperation Agreement will survive for a period of 18 months following the date upon which no director designated by Basswood serves as a director of the Company.

Statement of Policy Regarding Transactions with Related Persons

Our Board has adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel, or other person designated by our Board, any “related person transaction” (defined as any transaction that is anticipated and would be reportable by us under Item 404(a) of Regulation S-K, which includes transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel, or such other person, will then promptly communicate that information to our Board or the Audit Committee. No related person transaction will be executed without the approval or ratification of the Audit Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote of a related person transaction in which they have an interest and provide all material information he or she has concerning the related person transaction to the Audit Committee. Our policy does not specify the standards to be applied by directors in determining whether or not to approve or ratify a related person transaction, and we accordingly anticipate that these determinations will be made in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. In determining whether to approve or ratify a related person transaction, the Board may consider such facts and circumstances as it deems appropriate, including (1) the benefits to us; (2) the availability of other sources for comparable products or services; (3) the terms of the proposed related person transaction; and (4) the terms available to unrelated third parties or to employees generally in an arms-length negotiation.

Indemnification of Directors and Officers

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law (the “DGCL”). In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer, or other party.

Proposals by Stockholders

Under certain conditions, stockholders may request that we include a proposal at a forthcoming meeting of our stockholders in our proxy materials for such meeting. Under SEC Rule 14a-8, any stockholder desiring to present such a proposal to be acted upon at the 2025 Annual Meeting and included in the proxy materials for such meeting must ensure that we receive the proposal at our principal executive office in Greer, South Carolina by December 16, 2024, in order for the proposal to be eligible for inclusion in our proxy statement and proxy card relating to such meeting.

If a stockholder desires to propose any business at an annual meeting of stockholders, even if the proposal or proposed director candidate is not to be included in our proxy statement, our Bylaws provide that the stockholder must deliver or mail timely advance written notice of such business to our principal executive office. Under our Bylaws, to be timely, a stockholder’s notice generally must be delivered to our Corporate Secretary at our principal executive offices not later than the 90th day before the first

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anniversary of the date of the preceding year’s annual meeting and not earlier than the 120th day prior to such anniversary. However, in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Each item of business must be made in accordance with, and must include the information required by, our Bylaws, our Corporate Governance Guidelines, and any other applicable law, rule, or regulation. Assuming that the date of the 2025 Annual Meeting is not advanced or delayed in the manner described above, the required notice for the 2025 Annual Meeting would need to be provided to us not earlier than January 16, 2025 and not later than February 15, 2025.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for election at the 2025 Annual Meeting other than the Company's nominees must provide notice that sets forth the additional information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary of the Annual Meeting, which date is March 17, 2025. If the date of the 2025 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the Annual Meeting, then any such notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

Householding of Annual Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” annual reports and proxy statements. This means that only one copy of our Annual Report on Form 10-K and Proxy Statement, as applicable, may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of our Annual Report on Form 10-K and Proxy Statement, as applicable, to any stockholder upon request submitted in writing to us at the following address: Regional Management Corp., 979 Batesville Road, Suite B, Greer, South Carolina, 29651, Attention: Corporate Secretary, or by calling (864) 448-7000. Any stockholder who wants to receive separate copies of our Annual Report on Form 10-K and Proxy Statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact us at the above address and telephone number.

Other Business

The Board is not aware of any matters, other than those specified above, to come before the Annual Meeting for action by the stockholders. However, if any matter requiring a vote of the stockholders should be duly presented for a vote at the Annual Meeting, then the persons named in the proxy card intend to vote such proxy in accordance with their best judgment.

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APPENDIX A

REGIONAL MANAGEMENT CORP.

2024 LONG-TERM INCENTIVE PLAN

1.
Definitions

In addition to other terms defined herein or in an Award Agreement or other applicable instrument, the following terms shall have the meanings given below:

(a)
Administrator means the Board and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.
(b)
Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with, or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.
(c)
Applicable Law means any applicable laws, rules, or regulations (or similar guidance), including but not limited to the General Corporation Law of the State of Delaware, the Securities Act, the Exchange Act, the Code, and the listing or other rules of any applicable stock exchange.
(d)
Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a SAR (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Stock Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.
(e)
Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions, and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions, and restrictions, including but not limited to terms, conditions, and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.
(f)
Base Price means, with respect to a SAR, the initial price assigned to the SAR.
(g)
Board or Board of Directors means the Board of Directors of the Company.
(h)
Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under any Award Agreement, or employment, change in control, consulting, or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or (ii) if the Participant is not a participant in or has not entered into any such plan or agreement or if any such plan or agreement does not define “Cause,” then “Cause” shall mean: (A) the Participant’s engagement in misconduct which is materially injurious to the Company or its Affiliates, (B) the Participant’s continued refusal to substantially perform his or her duties to the Company, (C) the Participant’s repeated dishonesty in the performance of his or her duties to the Company, (D) the Participant’s commission of an act or acts constituting any (x) fraud against, or misappropriation or embezzlement from, the Company or any of its Affiliates, (y) crime involving moral turpitude, or (z) offense that could result in a jail sentence of at least one year, or (E) the Participant’s material breach of any confidentiality, non-solicitation, or non-competition covenant entered into between the Participant and the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.
(i)
A Change of Control shall (except as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

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(i)
The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;
(ii)
The date of the consummation of (A) a merger, consolidation, recapitalization, or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty percent (50%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company;
(iii)
The date there shall have been a change in a majority of the Board within a 12-month period unless the nomination for election by the Company’s stockholders or the appointment of each new Director (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) was approved by the vote of two-thirds or more of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period; or
(iv)
The date on which the stockholders of the Company approve of a complete liquidation or dissolution of the Company to the extent that stockholder approval is required by Applicable Law.

For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association, or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company, or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, or is another transaction of other similar effect.

Notwithstanding the preceding provisions of this Section 1(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator’s discretion (if and to the extent permitted under Code Section 409A), upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

The Administrator shall have full and final authority, in its discretion (subject to any Code Section 409A considerations), to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control, and any incidental matters related thereto.

(j)
Code means the Internal Revenue Code of 1986, as amended, or any successor thereto. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.
(k)
Committee means the Compensation Committee of the Board (or a subcommittee thereof), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan. For clarity, the term “Committee” includes the Board (or subcommittee of the Committee or other committee of the Board) if exercising the authority of the Committee under the Plan.
(l)
Common Stock means the common stock of Regional Management Corp., $0.10 par value, or any successor securities thereto.
(m)
Company means Regional Management Corp., a Delaware corporation, together with any successor thereto. In the Administrator’s discretion, the term “Company” may also refer to the Company and any or all of its Affiliates.
(n)
Consultant means an independent contractor, consultant, or advisor providing services (other than capital-raising services) to the Company or an Affiliate.
(o)
Director means a member of the Board.

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(p)
Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in any Award Agreement, employment, change in control, consulting, or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, or, if the Participant is not a participant in or has not entered into any such plan or agreement or if such plan or agreement does not define “Disability,” “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.
(q)
Dividend Equivalent Award shall mean a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.
(r)
Effective Date means the effective date of the Plan, as provided in Section 4.
(s)
Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h) (or any successor provision related thereto).
(t)
Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor thereto.
(u)
Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange, Inc. (the “NYSE”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on the NYSE or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the NYSE or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (x) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (y) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.
(v)
Freestanding SAR means a SAR that is granted without relation to an Option, as provided in Section 8.
(w)
Good Reason means, unless the Administrator determines otherwise, (i) “Good Reason” as defined under any Award Agreement, or employment, change in control, consulting, or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or (ii) if the Participant is not a participant in or has not entered into any such plan or agreement or if any such plan or agreement does not define “Good Reason,” then a Participant’s termination shall be for “Good Reason” if termination results due to any of the following without the Participant’s consent: (A) with respect to Employees, a change caused by the Company in the Participant’s duties and responsibilities which is materially inconsistent with the Participant’s position at the Company, or a material reduction in the Participant’s annual base salary (excluding any reduction in the Participant’s salary that is part of a plan to reduce salaries of comparably situated employees of the Company generally); and (B) with respect to Directors in connection with a Change of Control, the Participant’s ceasing to serve as a Director, or, if the Company is not the surviving Company in a Change of Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board of Directors of the Company or the board

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of directors of the surviving entity, as the case may be; provided that, in any case, notwithstanding anything to the contrary in the foregoing subparts (i) or (ii), the Participant shall only have “Good Reason” to terminate employment or service following the applicable entity’s failure to remedy the act which is alleged to constitute “Good Reason” within thirty (30) days following such entity’s receipt of written notice from the Participant specifying such act, so long as such notice is provided within sixty (60) days after such event has first occurred (or after the Participant reasonably should have been aware of the first occurrence of such event). The determination of “Good Reason” shall be made by the Administrator and its determination shall be final and conclusive.
(x)
Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.
(y)
Nonqualified Option means an Option granted under Section 7 that is not intended to qualify (or does not qualify) as an incentive stock option under Code Section 422.
(z)
Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.
(aa)
Option Period means the term of an Option, as provided in Section 7(d).
(bb)
Option Price means the price at which an Option may be exercised, as provided in Section 7(b).
(cc)
Other Stock-Based Award means a right, granted to a Participant under Section 12, that relates to or is valued by reference to shares of Common Stock or other Awards relating to shares of Common Stock.
(dd)
Parent shall mean a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e) (or any successor provision thereto).
(ee)
Participant means an individual who is an Employee employed by, or a Director or Consultant providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.
(ff)
Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.
(gg)
Performance Measures mean one or more performance factors or criteria which may be established by the Administrator with respect to an Award. Performance Measures may be based on such corporate, business unit, division, individual, and/or other performance factors or criteria, whether objective or subjective, as the Administrator in its discretion may deem appropriate. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or other Affiliates, or one or more of its divisions, departments, units, segments, partnerships, joint ventures, or minority investments, facilities, product lines or products, or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after-tax basis, and/or any combination thereof.
(hh)
Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment, or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.
(ii)
Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment, or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.
(jj)
Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock, or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the

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applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock unless the Administrator determines otherwise.
(kk)
Plan means the Regional Management Corp. 2024 Long-Term Incentive Plan, as it may be amended and/or restated.
(ll)
Prior Plan means the Regional Management Corp. 2015 Long-Term Incentive Plan, as amended and restated.
(mm)
Qualifying Termination means, unless the Administrator determines otherwise or an Award Agreement provides otherwise, termination of employment or service of a Participant (i) as a result of the Participant’s death or Disability, (ii) by the Company and/or its Affiliates without Cause, or (iii) by the Participant for Good Reason.
(nn)
Related SAR means a SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
(oo)
Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.
(pp)
Restricted Stock Award means shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.
(qq)
Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash, or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.
(rr)
Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given such term under any Award Agreement, or any employment, change in control, consulting, or other similar plan or agreement with or established by the Company or an Affiliate that is applicable to the Participant, if any, or if the Participant is not a participant in or has not entered into any such plan or agreement or if such plan or agreement does not define “Retirement,” then, unless the Administrator determines otherwise, “Retirement” shall mean, (i) with respect to all Participants, the termination of employment by the Participant on or after either (A) the Participant’s attainment of age 65, or (B) the Participant’s attainment of age 55 and completion of ten (10) years of service; and (ii) with respect to the Chief Executive Officer only, the termination of employment by the Chief Executive Officer on or after both (A) the Chief Executive Officer’s attainment of age 55 and completion of at least five years of service, and (B) the date upon which the sum of the Chief Executive Officer’s age plus years of service equals 65. The Administrator shall have authority to determine if a Retirement has occurred.
(ss)
SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.
(tt)
Securities Act means the Securities Act of 1933, as amended, or any successor thereto.
(uu)
Subsidiary shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f) (or any successor section thereto).
(vv)
Termination Date means the date of termination of a Participant’s employment or service with the Company or an Affiliate for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

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2.
Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors, and Consultants of the Company and its Affiliates to acquire or increase their holdings of Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its stockholders, and to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants.

3.
Administration of the Plan
(a)
The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). To the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.
(b)
Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan, including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions, and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards, and Award Agreements made under the Plan, interpret rules and regulations for administering the Plan, and make all other determinations deemed necessary or advisable for administering the Plan. In addition, (x) the Administrator shall have the authority to accelerate the date that any Award which was not otherwise exercisable, vested, or earned shall become exercisable, vested, or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (y) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting, or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors, or Consultants under any other compensation plan, program, or arrangement of the Company or an Affiliate. The Administrator may determine that a Participant’s rights, payments, and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture, or recoupment is required by Applicable Law. Notwithstanding any other provision in the Plan, the Administrator shall have the unilateral right, in its absolute discretion, to reduce or eliminate the amount of an Award granted to any Participant, including an award otherwise earned and payable pursuant to the terms of the Plan. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award, or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s certificate of incorporation and/or bylaws and/or pursuant to Applicable Law.
(c)
Notwithstanding the provisions of Section 3(b), Awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year (which may include installment vesting within such one-year period as determined by the Administrator); provided, however, that (i) the Administrator may provide for the acceleration of vesting and/or exercisability of any Award in its discretion, including but not limited to in cases of death, Disability, Retirement, Qualifying

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Termination, or (to the extent provided in Section 14 herein) a Change of Control; (ii) the Administrator may provide for the grant of an Award to any Participant without a minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations, or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for foregone cash compensation; and (iv) with respect to Awards granted to non-employee Directors, the minimum vesting period shall be the period commencing with the date on which such non-employee Director is elected or appointed to the Board, and ending on the earlier to occur of (X) the one year anniversary of the grant date of such Award or (Y) the date of the next annual meeting following such non-employee Director’s election or appointment to the Board, so long as the period between the date of the annual meeting of the Company’s stockholders related to the grant date and the date of the next annual meeting of the Company’s stockholders is not less than 50 weeks.
(d)
The Administrator may adjust or modify Performance Measures or other performance factors or criteria or terms or conditions of Awards due to extraordinary items, transactions, events, or developments, or in recognition of, or in anticipation of, any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles, or business conditions, in each case as determined by the Administrator. By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period, including circumstances or events such as the following: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events; and/or (x) foreign exchange gains and losses.
(e)
Notwithstanding the other provisions of this Section 3, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act, the Participant, at the time of said grant or other determination is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(e) to an officer(s) and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, and other Applicable Law.
4.
Effective Date

The Effective Date of the Plan shall be May 16, 2024 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after May 15, 2034. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 16(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.
Shares of Stock Subject to the Plan; Award Limitations
(a)
Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 861,000 shares, plus (ii) any shares remaining available for the grant of awards as of the Effective Date under the Prior Plan, plus (iii) any shares subject to an award granted under the Prior Plan, which award is forfeited, cash-settled, cancelled, terminated, expires, or lapses for any reason after the Effective Date without the issuance of shares or pursuant to which such shares are forfeited. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares, or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. If the Plan is approved, no further awards shall be granted under the Prior Plan on or after the Effective Date, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms.

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(b)
Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):
(i)
The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 861,000 shares of Common Stock;
(ii)
With respect to non-employee Directors, in any 12-month period, the maximum number of shares of Common Stock subject to Awards granted during any 12-month period to any non-employee Director, taken together with any cash fees paid during such 12-month period to such non-employee Director in respect of service as a member of the Board, shall not exceed $600,000 in total value (calculating the value of any such Awards based on the Fair Market Value per share of Common Stock on the date of grant of such an Award).

(For purposes of Section 5(b)(ii), an Option and Related SAR shall be treated as a single Award.)

(c)
Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 5(a):
(i)
To the extent that an Award is canceled, terminates, expires, is forfeited, or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.
(ii)
Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.
(iii)
Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, shall not be counted towards the share limitations in Section 5(a).
(iv)
To the extent that any shares are withheld or delivered to satisfy any tax withholding requirements in connection with the vesting or earning of an Award or a Prior Plan award other than an Option or SAR in accordance with the terms of the Plan, such shares shall not be counted towards the share limitations in Section 5(a).
(v)
To the extent that the full number of shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.
(vi)
The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld or delivered by a Participant to satisfy tax withholding requirements for an Option or SAR or Prior Plan option or SAR; (B) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR or Prior Plan option or SAR; (C) shares withheld or delivered to pay the exercise price related to an Option or SAR or Prior Plan option or Prior Plan SAR; and (D) shares repurchased on the open market with the proceeds of the Option Price of an Option.
(vii)
Further, (A) shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition, or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.
(d)
Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation, recapitalization, or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock or reverse stock split, other distribution (other than an ordinary or regular cash dividend), or combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable

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to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award, or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional shares or classes of Common Stock, preferred stock, and/or other convertible securities).
6.
Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)
The individual is either (i) an Employee, (ii) a Director, or (iii) a Consultant.
(b)
With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary, and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).
(c)
With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization, or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the Award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A, and Code Section 424(a)).
(d)
The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).
7.
Options
(a)
Grant of Options: Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.
(b)
Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
(c)
Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.
(d)
Option Period and Limitations on the Right to Exercise Options:
(i)
The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or

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periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan (including but not limited to the provisions of Section 3(c) herein). Notwithstanding the foregoing, unless the Administrator determines otherwise, in the event that any portion of an exercisable Option is scheduled to expire on the last day of the Option Period or otherwise scheduled to expire pursuant to the applicable Award Agreement and both (A) the date on which such portion of the Option is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by Applicable Law to be imposed) and (B) the Option Price per share of such portion of the Option is less than the Fair Market Value, then on the date that such portion of the Option is scheduled to expire, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Option Price and the applicable withholding taxes due (if any) upon such automatic exercise (as described in Section 7(d)(ii)(B), below), and the net number of shares of Common Stock resulting from such automatic exercise (or the cash equivalent thereof) shall be delivered to the Participant as soon as practicable thereafter.
(ii)
An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:
(A)
By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;
(B)
By shares of Common Stock withheld upon exercise;
(C)
By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;
(D)
By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; and/or
(E)
By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee.

(iii)
The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service.
(e)
Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.
(f)
Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be

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automatically incorporated herein. To the extent that any Incentive Options are first exercisable by a Participant in excess of the limitation described herein, the excess shall be considered a Nonqualified Option.
(g)
Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers for no consideration by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers for no consideration as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c) or any successor provisions thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, except for transfers for no consideration if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or her by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
8.
Stock Appreciation Rights
(a)
Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The Base Price per share of a SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such other date as may be established by the Administrator in accordance with Applicable Law.
(b)
Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration, or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.
(c)
Freestanding SARs: A SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.
(d)
Exercise of SARs:
(i)
Subject to the terms of the Plan (including but not limited to Section 3(c) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which a SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option (the “SAR Period”).
(ii)
Notwithstanding the foregoing, unless the Administrator determines otherwise, in the event that any portion of an exercisable SAR is scheduled to expire on the last day of the SAR Period or otherwise scheduled to expire pursuant to the applicable Award Agreement and both (A) the date on which such portion of the SAR is scheduled to expire falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by Applicable Law to be imposed) and (B) the Base Price per share of such portion of the SAR is less than the Fair Market Value, then on the date that such portion of the SAR is scheduled to expire, such portion of the SAR (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a net settlement of both the Base Price and the applicable withholding taxes due (if any) upon such automatic

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exercise (as described in Section 8(e), below), and the consideration payable upon such automatic exercise shall be delivered to the Participant as soon as practicable thereafter. Any SAR or portion thereof not exercised before expiration of the SAR Period established by the Administrator shall terminate.
(iii)
SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.
(iv)
The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service.
(e)
Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or a combination of cash and shares of Common Stock, as determined by the Administrator.
(f)
Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, except for transfers for no consideration if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
9.
Restricted Awards
(a)
Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such Participants, for such numbers of shares of Common Stock, upon such terms, and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length, and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death, Qualifying Termination, or any combination of such conditions. In the case of Restricted Awards based upon performance factors or criteria, or a combination of performance factors or criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards.
(b)
Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards.
(c)
Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

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(d)
Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.
(e)
Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
10.
Performance Awards
(a)
Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible Participants upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock, which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. The Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length, and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, or a combination of any such conditions. The Administrator shall determine the Performance Measures applicable to such Performance Awards.
(b)
Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of this Section 10.
(c)
Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).
(d)
Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
(e)
Nontransferability: Unless the Administrator determines otherwise, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge, or otherwise

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encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
11.
Phantom Stock Awards
(a)
Grant of Phantom Stock Awards: Subject to the terms of the Plan (including but not limited to Section 3(c) herein), the Administrator may in its discretion grant Phantom Stock Awards to such eligible Participants, in such numbers, upon such terms and conditions, and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock (unless the Administrator determines otherwise).
(b)
Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.
(c)
Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
(d)
Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable (unless the Administrator determines otherwise). Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).
(e)
Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged, or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
12.
Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to one or more eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary, or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions (subject to the terms of Section 3(c) herein). Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged, or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

13.
Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents (whether paid in cash or shares

Regional Management Corp. | Appendix A | A-14

of Common Stock), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

14.
Change of Control

Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply in the event of a Change of Control (except to the extent, if any, otherwise required under Code Section 409A or provided in an Award Agreement):

(a)
To the extent that the successor or surviving company in the Change of Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Administrator) as Awards outstanding under the Plan immediately prior to the Change of Control event, (i) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the Restriction Period, Performance Period, and/or performance factors or criteria applicable to any outstanding Awards other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned, and payable to the fullest extent of the original grant of the applicable Award; provided that, in the case of performance-based Awards, such Awards shall be deemed earned based on actual performance as of the effective date of the Change of Control, unless otherwise provided in an individual Award Agreement.
(b)
Further, in the event that an Award is substituted, assumed, or continued as provided in Section 14(a) herein, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full and any restrictions, including but not limited to the Restriction Period, Performance Period, and/or performance factors or criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned, and payable to the fullest extent of the original award (provided that, in the case of performance-based Awards, such Awards shall be deemed earned based on actual performance as of the effective date of the Change of Control, unless otherwise provided in an individual Award Agreement), if the employment or service of the Participant is terminated within six months before the effective date of a Change of Control (in which case vesting shall not occur until the effective date of the Change of Control) or one year after the effective date of a Change of Control and such termination of employment or service (i) is by the Company not for Cause or (ii) is by the Participant for Good Reason. For clarification, for the purposes of this Section 14, the “Company” shall include any successor to the Company.
(c)
Effect of Change in Control or Other Agreement: Notwithstanding any other provision of the Plan to the contrary, and unless an individual Award Agreement expressly provides otherwise, in the event that a Participant has entered into or is a participant in a change in control, employment, consulting, or similar plan or agreement with or established by the Company or an Affiliate, the Participant shall be entitled to the greater of the benefits provided upon a Change of Control of the Company under the Plan or the benefits provided upon a change of control of the Company under the other respective plan or agreement, and such other respective plan or agreement shall not be construed to reduce in any way the benefits otherwise provided to a Participant upon the occurrence of a Change of Control as defined in the Plan.
15.
Withholding

The Company shall withhold all required local, state, federal, foreign, and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign, or other income tax obligations relating to such an Award, by electing (the “election”) to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) or to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Administrator in a manner in accordance with

Regional Management Corp. | Appendix A | A-15

Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

16.
Amendment and Termination of the Plan and Awards
(a)
Amendment and Termination of Plan; Prohibition on Repricing: The Plan may be amended, altered, suspended, and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d) or in connection with a Change of Control, the Company may not, without obtaining stockholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.
(b)
Amendment and Termination of Awards: The Administrator may amend, alter, suspend, and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 3(b) or Section 16(c)) such amendment, alteration, suspension, or termination of an Award shall not, without the written consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.
(c)
Amendments to Comply with Applicable Law: Notwithstanding Section 16(a) and Section 16(b) herein, the following provisions shall apply:
(i)
The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422, and federal securities laws).
(ii)
The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.
17.
Restrictions on Awards and Shares; Compliance with Applicable Law
(a)
General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase, and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements, non-disparagement agreements, or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements, and Applicable Law. The receipt of shares of Common Stock or other benefits under the Plan by a Participant or any other holder shall be subject to, and conditioned upon, the agreement of the Participant or other holder to the restrictions described in the Plan, the Award Agreement, any other applicable agreements, and Applicable Law.
(b)
Compliance with Applicable Laws, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock, and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization, and any blue sky, state, or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver, or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution, or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration,

Regional Management Corp. | Appendix A | A-16

qualification, or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.
18.
No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director, or Consultant, or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement, or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation, or any other purpose.

19.
General Provisions
(a)
Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his or her legal representative, legatees, or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award, or Other Stock-Based Award shall be issued in the name of the Participant or his or her beneficiary and distributed to the Participant or his or her beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.
(b)
Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other Participants.
(c)
Unfunded Plan; No Effect on Other Plans:
(i)
The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds, or property of the Company or any Affiliate, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.
(ii)
The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including,

Regional Management Corp. | Appendix A | A-17

without limitation, benefits under any bonus, pension, profit sharing, life insurance, or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.
(iii)
Except as otherwise provided in the Plan, the adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.
(d)
Governing Law: The Plan and Awards shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States. Any and all disputes between a Participant or person claiming through him or her and the Company or any Affiliate relating to the Plan or an Award shall be brought only in the state courts of Greenville, South Carolina, or the United States District Court for the District of South Carolina, Greenville division, as appropriate.
(e)
Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.
(f)
Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural, and words in the plural shall include the singular.
(g)
Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.
(h)
Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.
(i)
Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators, and permitted transferees and beneficiaries.
(j)
Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions, and restrictions applicable to the Award and any may state such other terms, conditions, and restrictions, including but not limited to terms, conditions, and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.
(k)
Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.
(l)
Uncertified Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).
(m)
Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify, gross up, or otherwise hold any Participant or any other person harmless from any or all of

Regional Management Corp. | Appendix A | A-18

such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.
(n)
Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability, and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director, or Consultant changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.
(o)
Stockholder Approval: The Plan is subject to the approval of the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date. Amendments to the Plan shall be subject to stockholder approval if and to the extent required under Applicable Law.
(p)
Deferrals: Subject to the provisions of this Section 19(p) and Section 20, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.
(q)
Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.
(r)
Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award, shares of Common Stock, cash, or other benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality, or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to participation in the Plan, each Participant shall be deemed to have agreed to comply with the Company’s Dodd-Frank Act Compensation Recoupment (Clawback) Policy, Supplemental Compensation Recoupment (Clawback) Policy, Stock Ownership and Retention Policy (including but not limited to such policy’s stock retention requirements) and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture, or other similar provisions as may apply under Applicable Law. By participating in the Plan, a Participant shall be deemed to have consented to the provisions of the Plan, including but not limited to this Section 19(r).
(s)
Attestation: Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Option Price of an Option or taxes relating to the exercise, vesting, or earning of an Award by delivering shares of Common Stock, the Participant may, unless the Administrator determines otherwise and subject to procedures satisfactory to the Administrator, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares, in which case the Company shall treat the Award as exercised, vested, or earned without further payment and/or shall withhold such number of shares from the shares acquired by the exercise, vesting, or earning of the Award, as appropriate.
(t)
Plan Controls: Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations, or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.
(u)
Electronic Delivery and Participation: The Company may, in its sole discretion, decide to deliver to and obtain a Participant’s acceptance of any documents related to an Award that may be granted under the Plan by electronic means or request such Participant’s consent to participate in the Plan by electronic means.

Regional Management Corp. | Appendix A | A-19

20.
Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award that are otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (with such distributions that were delayed to be made during the seventh month following separation of service, and any remaining payments due to be made in accordance with the Plan or Award Agreement), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A; and, provided further, if such a distribution is settled in cash in an amount based on the Fair Market Value of the Common Stock, then the Fair Market Value of the Common Stock shall be determined as of the date of settlement following the expiration of the six-month period unless an Award Agreement provides otherwise. For the purposes herein, the phrase “termination of employment” or similar phrases will be interpreted in accordance with the term “separation from service” as defined under Code Section 409A if and to the extent required under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions, or conditions be included in the Plan or any Award Agreement, then such terms, provisions, and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Neither the Company, its Affiliates, the Board, the Committee nor its or their designees or agents makes any representations that the payments or benefits provided under the Plan or an Award Agreement comply with Code Section 409A, and in no event will the Company, its Affiliates, the Board, the Committee nor its or their designees or agents be liable for any portion of any taxes, penalties, interest, or other expenses that may be incurred by the Participant (or any person claiming through him or her) on account of non-compliance with Code Section 409A.

[Signature Page Follows]

Regional Management Corp. | Appendix A | A-20

IN WITNESS WHEREOF, this Regional Management Corp. 2024 Long-Term Incentive Plan is, by the authority of the Board of Directors of the Company, executed on behalf of the Company, effective as of May 16, 2024.

REGIONAL MANAGEMENT CORP.

By: _________________________________

Name: Robert W. Beck

Title: President and Chief Executive Officer

ATTEST:

By:__________________________________

Name: Catherine R. Atwood

Title: Senior Vice President, General Counsel, and Secretary

Regional Management Corp. | Appendix A | A-21

REGIONAL MANAGEMENT

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above.**

You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V40561-P05195 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REGIONAL MANAGEMENT CORP.

The Board of Directors recommends you vote FOR the election of the nominees for director named below.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert W. Beck
02) Jonathan D. Brown
03) Roel C. Campos
04) Maria Contreras-Sweet
05) Michael R. Dunn
06) Steven J. Freiberg
07) Sandra K. Johnson
08) Carlos Palomares

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.	**For**	**Against**	**Abstain**
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
3. Approval of the Regional Management Corp. 2024 Long-Term Incentive Plan.	☐	☐	☐
4. Advisory vote to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal.	**1 Year**	**2 Years**	**3 Years**	**Abstain**
5. Advisory vote on the frequency of future advisory votes to approve executive compensation.	☐	☐	☐	☐

NOTE: THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID AGENTS, OR ANY OF THEM OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING, THE ACCOMPANYING PROXY STATEMENT, AND THE ANNUAL REPORT ON FORM 10-K TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

If you plan to attend the meeting at www.virtualshareholdermeeting.com/RM2024, you will be required to enter the control number found on the proxy card or voting instruction form you previously received. The Annual Meeting will be held in virtual meeting format only, via the internet, with no physical in-person meeting. For more information, see "General Information and Frequently Asked Questions" in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, 2023 Annual Report on Form 10-K, and Proxy Statement are available at www.proxyvote.com.

V40562-P05195

REGIONAL MANAGEMENT CORP.
Annual Meeting of Stockholders
May 16, 2024 at 1:00 PM EDT
www.virtualshareholdermeeting.com/RM2024

This proxy is solicited by the Board of Directors.

The undersigned stockholder of Regional Management Corp. hereby appoints Robert W. Beck and Catherine R. Atwood as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock, $0.10 par value per share, of the Company held of record by the undersigned on April 2, 2024, at the Annual Meeting of the Stockholders of the Company to be held on May 16, 2024, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THIS PROXY, IF DULY EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3, AND 4, AND "1 YEAR" FOR PROPOSAL 5, IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS IN ACCORDANCE WITH THEIR JUDGMENT.

Continued and to be signed on reverse side